    As filed with the Securities and Exchange Commission on October 28, 2002
                                                      1933 Act File No. 33-37615
                                                      1940 Act File No. 811-6174


================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 23

                                       AND

                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 27


                           MFS(R) INSTITUTIONAL TRUST
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (617) 954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)


         |X| immediately upon filing pursuant to paragraph (b) |_| on [date] pursuant to paragraph (b)
         |_| 60 days after filing pursuant to paragraph (a)(i) |_| on [date] pursuant to paragraph (a)(i)
         |_| 75 days after filing pursuant to paragraph (a)(ii) |_| on [date] pursuant to paragraph (a)(ii) of rule 485.


         If appropriate, check the following box:
         |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

--------------------------------------------------------------------------------
MFS(R) INSTITUTIONAL TRUST
--------------------------------------------------------------------------------
NOVEMBER 1, 2002

MFS LOGO(R)
INVESTMENT MANAGEMENT

                                                                    PROSPECTUS
--------------------------------------------------------------------------------


This Prospectus describes one fund of the MFS Institutional Trust (referred to as the Trust):

MFS INSTITUTIONAL HIGH YIELD FUND (referred to as the High Yield Fund) seeks high current income. Shares of this fund are not currently available for purchase. As the fund is in the process of liquidating portfolio securities in anticipation of its termination, the fund will not be managed to meet its investment objectives during this period.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUND'S SHARES OR DETERMINED WHETHER THIS
PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU
OTHERWISE IS COMMITTING A CRIME.

     -----------------
     TABLE OF CONTENTS
     -----------------

                                                                    Page
  I      Expense Summary ....................................         1
  II     Risk Return Summary ................................         2
           High Yield Fund ..................................         2
  III    Certain Investment Strategies and Risks ............         7
  IV     Management of the Fund .............................         8
  V      Description of Shares ..............................         9
  VI     How to Purchase, Exchange and Redeem Shares ........        10
  VII    Other Information ..................................        13
  VIII   Financial Highlights ...............................        16
         Appendix A -- Investment Techniques and Practices ..       A-1

  ------------------
  I  EXPENSE SUMMARY
  ------------------

>   EXPENSE TABLE


    This table describes the expenses that you may pay when you hold shares of the fund.


    ANNUAL  FUND  OPERATING  EXPENSES  (expenses  that  are deducted from fund assets):
    ..........................................................................

                                                       HIGH
                                                       YIELD
                                                       FUND

    Management Fee .................................   0.50 %
    Other Expenses(1) ..............................    1.68 %
                                                     -----
    Total Annual Fund Operating Expenses ...........    2.18 %
        Fee Waiver/Expense Reimbursement ...........   (1.51)%(1)
                                                     -----
        Net Expenses(2) ............................    0.67 %

    ------
    (1) MFS has contractually agreed to bear the fund's expenses, such that "Other Expenses," after taking into account the expense offset arrangement described below, do not exceed 0.15% for the High Yield Fund. These contractual fee arrangements will continue until at least November 1, 2003, unless changed with the consent of the board of trustees which oversees the funds.
    (2) The fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had the fee reduction been taken into account, "Net Expenses" would be 0.65%.


>   EXAMPLE OF EXPENSES


    These examples are intended to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

    The examples assume that:


    o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods;

    o Your investment has a 5% return each year and dividends and other distributions are reinvested; and


    o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see the table above).

    Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                      PERIOD
                                      ----------------------------------------
    SERIES                             1 YEAR    3 YEARS   5 YEARS   10 YEARS
    --------------------------------------------------------------------------
    High Yield Fund                     $ 68       $536     $1,031    $2,395

  -----------------------
  II  RISK RETURN SUMMARY
  -----------------------


    HIGH YIELD FUND

    ............................................................................

     Please note: Shares of this fund are not currently available for purchase.

>   INVESTMENT OBJECTIVE

    The fund's investment objective is to seek high current income. This objective may be changed without shareholder approval.

>   PRINCIPAL INVESTMENT POLICIES

    The fund invests, under normal market conditions, at least 80% of its total assets in a professionally managed portfolio of high income fixed income securities. While the fund may invest in fixed income securities with any credit rating, the securities offering the high current income sought by the fund are lower rated bonds commonly known as junk bonds. Lower rated bonds are assigned lower credit ratings by credit rating agencies or are unrated and considered by the fund's investment adviser, Massachusetts Financial Services Company (referred to as MFS or the adviser), to be comparable to lower rated bonds. The fund may invest all of its assets in these lower rated bonds.

        While the fund focuses its investments on bonds issued by corporations or other similar entities, it may invest in all types of debt securities. The fund may invest in foreign securities (including emerging markets securities), through which it may have exposure to foreign currencies.

        In selecting fixed income investments for the fund, MFS considers the views of its large group of fixed income portfolio managers and research analysts. This group periodically assesses the three-month total return outlook for various segments of the fixed income markets. This three-month "horizon" outlook is used by the portfolio manager(s) of MFS' fixed income oriented funds (including the fund) as a tool in making or adjusting a fund's asset allocations to various segments of the fixed income markets. In assessing the credit quality of fixed income securities, MFS does not rely solely on the credit ratings assigned by credit rating agencies, but rather performs its own independent credit analysis.


        Consistent with its objective and policies, the fund may also invest in equity securities, including common stock and related securities, such as preferred stock, convertible securities and depositary receipts. Convertible securities are debt obligations or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer.


>   PRINCIPAL RISKS

    The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

    The principal risks of investing in the fund are:

    o Allocation Risk: The fund will allocate its investments among fixed income markets based upon judgments made by MFS. The fund could miss attractive investment opportunities by underweighting markets where there are significant returns, and could lose value by overweighting markets where there are significant declines.

    o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund's portfolio will generally rise.

    o Maturity Risk: Interest rate risk will affect the price of a fixed income security more if the security has a longer maturity because changes in interest rates are increasingly difficult to predict over longer periods of time. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower returns than fixed income securities with longer maturities. The average maturity of the fund's fixed income investments will affect the volatility of the fund's share price.

    o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

    o Liquidity Risk: The fixed income securities purchased by the fund may be traded in the over-the-counter market (OTC) rather than on an organized exchange and are subject to liquidity risk. This means that they may be harder to purchase or sell at a fair price. The inability to purchase or sell these fixed income securities at a fair price could have a negative impact on the fund's performance.

    o   Junk Bond Risk:

        > Higher Credit Risk: Junk bonds are subject to a substantially higher degree of credit risk than higher rated bonds. During recessions, a high percentage of issuers of junk bonds may default on payments of principal and interest. The price of a junk bond may therefore fluctuate drastically due to bad news about the issuer or the economy in general.

        > Higher Liquidity Risk: During recessions and periods of broad market declines, junk bonds could become less liquid, meaning that they will be harder to value or sell at a fair price.

    o Foreign Securities Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

        > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

        > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

        > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

        >   Foreign markets may be less liquid and more volatile than U.S.
            markets.

        > Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters into the contract may fail to perform its obligations to the fund.

    o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened by investing in emerging markets countries.

    o Market Risk: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

    o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The fund's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

    o As with any mutual fund, you could lose money on your investment in the fund.

    An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


>   BAR CHART AND PERFORMANCE TABLE

    The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

    o how the fund's performance over time compares with that of one or more broad measures of market performance, and

    o the fund's returns before the deduction of taxes and returns after the deduction of certain taxes.

        The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

    BAR CHART


    The bar chart shows changes in the annual total returns of the fund shares for each calendar year since they were first offered, assuming the reinvestment of distributions.

    1999         5.18%
    2000       (4.08)%
    2001         0.73%


    The total return for the year-to-date period ended September 30, 2002, was (1.38)%. During the period shown in the bar chart, the highest quarterly return was 5.62% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (5.65)% (for the calendar quarter ended September 30, 2001).

    PERFORMANCE TABLE

    This table shows how the fund's average annual total returns before the deduction of taxes ("Returns Before Taxes") compare to a broad measure of market performance and assumes the reinvestment of distributions. In addition, this table shows the fund's average annual total returns:

    o after the deduction of taxes on distributions made on the fund's shares, such as capital gain and income distributions ("The Fund's Return After Taxes on Distributions"), and

    o after the deduction of taxes on both distributions made on the fund's shares and redemption of shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("The Fund's Return After Taxes on Distributions and Sale of the Fund's Shares").

    AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2001)
    ..........................................................................
    RETURNS BEFORE TAXES                               1 Year             Life#

    The Fund                                            0.73%             0.54%
    RETURNS AFTER TAXES

    The Fund's Return After Taxes on Distributions     (2.77)%           (3.04)%
    The Fund's Return After Taxes on Distributions
      and Sale of the Fund's Shares                     0.47%            (1.27)%

    RETURNS BEFORE TAXES - CONTINUED
    INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)

    Salomon Brothers High Yield Market Index+*          5.44%             0.39%
    ------
     # Fund performance figures are for the period from the commencement of the fund's investment operations, December 31, 1998, through December 31, 2001. Index return is from January 1, 1999.
     + Source: Standard & Poor's Micropal, Inc.
     * The Salomon Brothers High Yield Market Index is a broad-based, popular, unmanaged index of noninvestment-grade corporate debt.

        After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

  --------------------------------------------
  III  CERTAIN INVESTMENT STRATEGIES AND RISKS
  --------------------------------------------

>   FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

    The fund may invest in various types of securities and engage in various investment techniques and practices that are not the principal focus of the fund and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which a fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this prospectus and are discussed, together with their risks, in the funds' Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (please see back cover for address and telephone number).


>   TEMPORARY DEFENSIVE POLICIES

    In addition, the fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.


>   ACTIVE OR FREQUENT TRADING

    The fund may engage in, active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher net capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

  --------------------------
  IV  MANAGEMENT OF THE FUND
  --------------------------

>   INVESTMENT ADVISER

    MFS is the fund's investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $107.2 billion as of September 30, 2002. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.

        MFS provides investment management and related administrative services and facilities to the fund, including portfolio management and trade execution. For these services, each fund pays MFS an annual management fee. The effective rate of the management fee paid by the fund to MFS is reflected in the "Expense Table."

>   PORTFOLIO MANAGER

             FUND                             PORTFOLIO MANAGER
             ----                             -----------------
    High Yield Fund             Bernard Scozzafava, a Senior Vice President of
                                the adviser, has been the fund's portfolio manager since March, 1999. Mr. Scozzafava has been employed in the investment management area of the adviser since 1989.

>   ADMINISTRATOR

    MFS provides the fund with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the funds for a portion of the costs it incurs in providing these services.


>   SHAREHOLDER SERVICING AGENT

    MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the funds, for which it is entitled to receive compensation from the funds.

  ------------------------
  V  DESCRIPTION OF SHARES
  ------------------------


    The fund is designed for sale to institutional investor clients of MFS and MFS Institutional Advisors, Inc. and other similar investors. The fund offers a single class of shares, which are not subject to a sales charge or any Rule 12b-1 distribution and service fees.

  -----------------------------------------------
  VI  HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
  -----------------------------------------------

    You may purchase, exchange and redeem shares of the fund in the manner described below.

>   HOW TO PURCHASE SHARES

    Shares may be purchased through MFD in cash or in-kind without a sales charge at their net asset value next computed after acceptance of the purchase order. The minimum initial investment is generally $3 million (generally $1 million in the case of purchases by bank trust departments for their clients). There is no minimum on additional investments.

    OPENING AN ACCOUNT: Payments by check should be made to the order of [insert name of fund] and sent to that particular fund as follows: MFS Service Center, Inc., P.O. Box 1400, Boston, MA 02107-9906. Payments of federal funds should be sent by wire to the custodian of the fund as follows: State Street Bank and Trust Company, Attn: Mutual Funds Division, for the account of: [Shareholder's name], Re: [insert name of fund] (Account No. 99034795) and Wire Number: [Assigned by telephone].

        Information on how to wire federal funds is available at any national bank or any state bank which is a member of the Federal Reserve System. Shareholders should also mail the completed Account Application to the MFSC.

        A shareholder must first telephone MFSC (see back cover for telephone number) to advise of its intended action and, if funds are to be wired, to obtain a wire order number.

    IN-KIND PURCHASES: Shares of the fund may be purchased with securities acceptable to that particular fund. A fund need not accept any security offered for an in-kind purchase unless it is consistent with that fund's investment objective, policies and restrictions and is otherwise acceptable to the fund. Securities accepted in-kind for shares will be valued in accordance with the fund's usual valuation procedures (see "Net Asset Value" below). Investors interested in making an in-kind purchase of fund shares must first telephone MFSC (see back cover for telephone number) to advise of its intended action and obtain instructions for an in-kind purchase.


>   HOW TO EXCHANGE SHARES

    You can exchange your shares for shares of any of the other MFS Institutional Trust funds at net asset value by contacting MFSC (see back cover for telephone number). Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by MFSC in proper form (see "Redemptions" below). If you use an Exchange Request to open a new account with one of the other funds described in this prospectus, the exchange must involve shares having an aggregate value of at least $3 million (generally $1 million in the case of purchases by bank trust departments for their clients).

        Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. Other limitations and market timing policies are described below under the captions "Right to Reject or Restrict Purchase and Exchange Orders" and "Excessive Trading Practices." You should read the description of the fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.

>   HOW TO REDEEM SHARES


    You may redeem your shares by contacting the MFSC. Redemptions may be in cash or, at the fund's discretion, by distribution in-kind of securities from a fund's portfolio. The securities distributed are selected by MFS in light of the fund's objective and may not represent a pro rata distribution of each security held in the fund's portfolio. In the event that a fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption and letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).

        Under unusual circumstances such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, a fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, a fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

        Each fund reserves the right to redeem shares in your account for their then-current value (which you will be promptly paid) if at any time the total investment in the account drops below $500,000 because of redemptions and exchanges. You will be notified when the value of the account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

    REDEEMING DIRECTLY THROUGH MFSC.

    o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired or mailed (depending on the amount redeemed) directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. MFSC will be responsible for losses that result from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify your identity. You must elect this privilege on your account application if you wish to use it.

    o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.

    SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, each fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may make certain de minimis exceptions to these requirements.

>   OTHER CONSIDERATIONS

    RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. Each fund reserves the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund.


    EXCESSIVE TRADING PRACTICES. The MFS funds do not permit market-timing or other excessive trading practices that may disrupt portfolio management strategies and harm fund performance. As noted above, the MFS funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. The MFS funds will exercise these rights, including rejecting or cancelling purchase and exchange orders and restricting the availability of purchases and exchanges through telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer service, if an investor's trading, in the judgment of the MFS funds, has been or may be disruptive to a fund. In making this judgment, the MFS funds may consider trading done in multiple accounts under common ownership or control.

  VII  OTHER INFORMATION

>   PRICING OF FUND SHARES


    The price of each fund's shares is based on its net asset value. The net asset value of each fund's shares is determined once each day, during which the New York Stock Exchange (NYSE) is open for trading, as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The NYSE is closed on most national holidays and Good Friday. To determine net asset value, each fund values its assets at current market values, or at fair value as determined by the adviser under the direction of the Board of Trustees that oversees the fund if the Trustees determine that the current market price does not constitute fair value.

    The securities held by a fund that trade in foreign markets are usually valued on the basis of the most recent closing market prices in those markets. Most foreign markets close before the funds' valuation time. For example, for securities primarily traded in the Far East, the most recent closing prices may be as much as 15 hours old at 4:00 p.m., Eastern time. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and the funds' valuation time will not be reflected in a fund's net asset value. However, if a determination is made that such developments are so significant that they will clearly and materially affect the value of a fund's securities, the fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the fund's valuation time. A fund may fair value securities in other situations; for example, when a particular foreign market is closed but the fund is open.

    You will receive the net asset value next calculated, after the deduction of applicable sales charges and any required tax withholding, if your order is complete (has all required information) and MFSC receives your order by:

    o the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank) to MFSC; or

    o MFSC's close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time.

    Each fund invests in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of a fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.


>   DISTRIBUTIONS

    The High Yield Fund intends to declare substantially all of its net investment income as dividends daily and to pay those dividends to its shareholders on a monthly basis. Any realized net capital gains are distributed at least annually.

>   TAX CONSIDERATIONS

    The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a fund may have on your particular tax situation.

    TAXABILITY OF DISTRIBUTIONS. As long as a fund qualifies for treatment as a regulated investment company (which each fund has done in the past and intends to do in the future), it pays no federal income tax on the earnings and gains it distributes to its shareholders.

        You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long- term capital gains. Other distributions are generally taxable as ordinary income. Distributions derived from interest on U.S. Government securities (but not distributions of gains from the sale of those securities) may be exempt from state and local personal income taxes. Some dividends paid in January may be taxable as if they had been paid the previous December.

        The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal income tax purposes.

        Distributions of capital gains by the High Yield Fund will reduce its net asset value per share, while all distributions from each other fund will reduce its net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you will pay the full price for the shares and then effectively may receive a portion of the purchase price back as a taxable distribution.


        If you are neither a citizen nor a resident of the United States, a fund will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding ("foreign withholding"). You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. Each fund is also required in certain circumstances to apply backup withholding at the rate then in effect on distributions and redemption proceeds paid to any noncorporate shareholder (including a shareholder who is nether a citizen nor a resident of the United States) who does not furnish to the fund certain information and certifications or, in the case of dividends, who is otherwise subject to backup withholding. Under the Economic Growth and Tax Relief Reconciliation Act of 2001, the backup withholding rate will decrease from the current 30% rate to 28% in a series of steps ending on January 1, 2006. Backup withholding will not, however, be applied to payments that have been subject to foreign withholding (described above). Prospective investors in a fund should read its Account Application for additional information regarding backup withholding of federal income tax.


    TAXABILITY OF TRANSACTIONS. When you redeem or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the redemption price of the shares you redeem or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

>   UNIQUE NATURE OF SERIES

    MFS may serve as the investment adviser to other funds that have investment goals and principal investment policies and risks similar to those of the funds, and that may be managed by a fund's portfolio manager(s). While a fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a fund and these similar products, including differences in sales charges, expense ratios and cash flows.

  --------------------------
  VIII  FINANCIAL HIGHLIGHTS
  --------------------------

    The financial highlights table is intended to help you understand the fund's financial performance for the past five years, or, if a fund has not been in operation that long, since the time it commenced investment operations. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions). This information has been audited by the fund's independent auditor, whose report, together with the fund's financial statements, are included in the fund's annual report to shareholders. The fund's annual report is available upon request by contacting MFSC (see back cover for address and phone number). These financial statements are incorporated by reference into the SAI. The fund's independent auditors are Deloitte & Touche LLP.

    HIGH YIELD FUND
    ..............................................................................................................................
                                                                    YEAR ENDED JUNE 30,
                                                        --------------------------------------------          PERIOD ENDED
                                                              2002             2001             2000        JUNE 30, 1999*
    ------------------------------------------------------------------------------------------------------------------------------
    PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
    Net asset value - beginning of period ............     $  8.11          $  9.13           $ 9.93                $10.00
                                                           -------          -------           ------                ------
    Income from investment operations#(S)(S) -
      Net investment income(S) .......................     $  0.67          $  0.80           $ 0.87                $ 0.50
      Net realized and unrealized loss on investments and
        foreign currency .............................       (0.76)           (0.96)           (0.83)                (0.16)
                                                           -------          -------           ------                ------
          Total from investment operations ...........     $ (0.09)         $ (0.16)          $ 0.04                $ 0.34
                                                           -------          -------           ------                ------
    Less distributions declared to shareholders -
      From net investment income .....................     $ (0.69)         $ (0.84)          $(0.84)               $(0.41)
      In excess of net investment income .............        --              (0.02)            --                    --
                                                           -------          -------           ------                ------
          Total distributions declared to shareholders     $ (0.69)         $ (0.86)          $(0.84)               $(0.41)
                                                           -------          -------           ------                ------
    Net asset value - end of period ..................     $  7.33          $  8.11           $ 9.13                $ 9.93
                                                           -------          -------           ------                ------
    Total return .....................................       (1.20)%          (1.91)%           0.55%                 3.41%++
    RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
      Expenses## .....................................        0.67%            0.69%            0.68%                 0.68%+
      Net investment income(S)(S) ....................        8.76%            9.25%            9.08%                 8.43%+
    PORTFOLIO TURNOVER ...............................          79%              42%              56%                   24%
    NET ASSETS AT END OF PERIOD (000 OMITTED) ........      $4,161           $4,242           $2,076                $2,067

       (S)The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees in excess of 0.15%
          of average daily net assets. To the extent that actual expenses were over this limitation, the net investment income per share and the ratios would have been:

        Net investment income ........................       $0.56          $  0.68           $ 0.68               $ 0.25
            RATIOS (TO AVERAGE NET ASSETS):
          Expenses## .................................        2.18%            2.10%            2.60%                4.86%+
          Net investment income ......................        7.25%            7.84%            7.16%                4.25%+

    (S)(S)As required, effective July 1, 2001, the fund has adopted the provisions of the AICPA
          Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended June 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.05%. Per share ratios and supplemental data for periods prior to July 1, 2001, have not been restated to reflect this change in presentation.
         *For the period from the commencement of the fund's investment operations, December 31,
          1998, through June 30, 1999.
         +Annualized.
        ++Not annualized.
         #Per share data are based on average shares outstanding.
        ##Ratios do not reflect reductions from certain expense offset arrangements.

  APPENDIX A

>   INVESTMENT TECHNIQUES AND PRACTICES

    In pursuing its investment objective, the fund may engage in the following principal and non-principal investment techniques and practices. Investment techniques and practices which are the principal focus of the fund are described, together with its risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.

    INVESTMENT TECHNIQUES/PRACTICES
    .......................................................
    SYMBOLS          x  permitted          -- not permitted
    -------------------------------------------------------
                                                   HIGH
                                                   YIELD
                                                   FUND
                                                  ------

      Debt Securities
        Asset-Backed Securities

    Collateralized Mortgage Obligations and Multiclass

      Pass-Through Securities                        x
    Corporate Asset-Backed Securities                x

    Mortgage Pass-Through Securities                 x
    Stripped Mortgage-Backed Securities             --

  Corporate Securities                               x
  Loans and Other Direct Indebtedness                x

  Lower Rated Bonds                                  x
  Municipal Bonds                                   --

  Speculative Bonds                                  x
  U.S. Government Securities                         x

  Variable and Floating Rate Obligations             x
  Zero Coupon Bonds, Deferred Interest Bonds and
PIK Bonds                                            x

Equity Securities                                    x

      Foreign Securities Exposure

  Brady Bonds                                        x
  Depositary Receipts                               --

  Dollar-Denominated Foreign Debt Securities        --
  Emerging Markets                                   x

  Foreign Securities                                 x
Forward Contracts                                    x

Futures Contracts                                    x
Indexed Securities/Structured Products               x

Inverse Floating Rate Obligations                   --

      Investment in Other Investment Companies

  Open-End Funds                                     x
  Closed-End Funds                                   x

Lending of Portfolio Securities                      x
      Leveraging Transactions

  Bank Borrowings                                   --
  Mortgage "Dollar-Roll" Transactions               --

  Reverse Repurchase Agreements                     --

      Options

  Options on Foreign Currencies                     --
  Options on Futures Contracts                      --

  Options on Securities                              x
  Options on Stock Indices                           x

  Reset Options                                     --
  "Yield Curve" Options                             --

Repurchase Agreements                                x
Restricted Securities                                x

Short Sales                                          x
Short Sales Against the Box                          x

Short Term Instruments                               x
Swaps and Related Derivative Instruments             x

Temporary Borrowings                                 x
Temporary Defensive Positions                        x

Warrants                                             x
"When-Issued" Securities                             x
    ----------
    *U.S. exchange-listed foreign securities only.

    MFS(R) INSTITUTIONAL TRUST

    If you want more information about the funds, the following documents are available free upon request:

    ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the funds' actual investments. Annual reports discuss the effect of recent market conditions on the funds' investment strategy and on performance during their last fiscal year.

    STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated November 1, 2002 provides more detailed information about the funds and is incorporated into this prospectus by reference.


    YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUNDS, AND MAKE INQUIRIES ABOUT THE FUNDS, BY
    CONTACTING:

        MFS Service Center, Inc.
        2 Avenue de Lafayette
        Boston, MA 02111-1738
        Telephone: 1-800-637-2262

    Information about the funds (including their prospectus, SAI and shareholder reports) can be reviewed and copied at the:

        Public Reference Room
        Securities and Exchange Commission
        Washington, D.C., 20549-6009

    Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@secgov or by writing the Public Reference Section at the above address.

        The Trust's Investment Company Act file number is 811-6174.


                                                                    IHY-1  11/02

--------------------------------------------------------------------------------
MFS(R) INSTITUTIONAL TRUST
--------------------------------------------------------------------------------
NOVEMBER 1, 2002

MFS LOGO(R)
INVESTMENT MANAGEMENT

                                                                    PROSPECTUS
--------------------------------------------------------------------------------

This Prospectus describes nine funds of the MFS Institutional Trust (referred to as the Trust):

   1. MFS INSTITUTIONAL CORE EQUITY FUND (referred to as the Core Equity Fund) seeks long-term growth of capital generally consistent with that of a diversified large cap portfolio and income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Stock Index ("S&P 500").

   2. MFS INSTITUTIONAL EMERGING EQUITIES FUND (referred to as the Emerging Equities Fund) seeks long-term growth of capital.

   3. MFS INSTITUTIONAL INTERNATIONAL EQUITY FUND (referred to as the International Equity Fund) seeks long-term growth of capital.

   4. MFS INSTITUTIONAL INTERNATIONAL RESEARCH EQUITY FUND (referred to as the International Research Fund) seeks capital appreciation.

   5. MFS INSTITUTIONAL LARGE CAP GROWTH FUND (referred to as the Large Cap Growth Fund) seeks long-term growth of capital.

   6. MFS INSTITUTIONAL LARGE CAP VALUE FUND (referred to as the Large Cap Value
      Fund) seeks capital appreciation.

   7. MFS INSTITUTIONAL MID CAP GROWTH FUND (referred to as the Mid Cap Fund) seeks long-term growth of capital.

   8. MFS INSTITUTIONAL REAL ESTATE INVESTMENT FUND (referred to as the REIT
      Fund) seeks as a main objective, capital appreciation; its secondary objective is to provide current income and growth of income.

   9. MFS INSTITUTIONAL RESEARCH FUND (referred to as the Research Fund) seeks long-term growth of capital.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE FUNDS' SHARES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

----------------------
TABLE OF CONTENTS
----------------------

                                                                          Page


I    Expense Summary ................................................       1
II   Risk Return Summary ............................................       3
      1. Core Equity Fund ...........................................       3
      2. Emerging Equities Fund .....................................       5
      3. International Equity Fund ..................................       8
      4. International Research Fund ................................      11
      5. Large Cap Growth Fund ......................................      13
      6. Large Cap Value Fund .......................................      16
      7. Mid Cap Fund ...............................................      18
      8. REIT Fund ..................................................      21
      9. Research Fund ..............................................      25
III  Certain Investment Strategies and Risks ........................      27
IV   Management of the Funds ........................................      28
V    Description of Shares ..........................................      30
VI   How to Purchase, Exchange and Redeem Shares ....................      31
VII  Other Information ..............................................      33
VIII Financial Highlights ...........................................      35
     Appendix A -- Investment Techniques and Practices ..............     A-1

----------------------
I  EXPENSE SUMMARY
----------------------

>   EXPENSE TABLE

    This table describes the expenses that you may pay when you hold shares of the funds.

    ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from fund assets):
    ..........................................................................


                                                                      CORE          EMERGING     INTERNATIONAL    INTERNATIONAL
                                                                     EQUITY         EQUITIES        EQUITY          RESEARCH
                                                                      FUND            FUND           FUND             FUND
                                                                 --------------  --------------  --------------   -------------
Management Fee ..................................................     0.60 %          0.75 %          0.75 %          0.75 %
Other Expenses(1) ...............................................     0.46 %          0.09 %          0.36 %(3)       0.44 %
                                                                      ----            ----            ----            ----
Total Annual Fund Operating Expenses ............................     1.06 %          0.84 %          1.11 %          1.19 %
    Fee Waiver/Expense Reimbursement ............................    (0.51)%(1)        N/A           (0.35)%(1)      (0.33)%(1)
                                                                      ----            ----            ----            ----
    Net Expenses(2) .............................................     0.55 %          0.84 %          0.76 %          0.86 %

                                                                   LARGE CAP       LARGE CAP        MID CAP
                                                                     GROWTH          VALUE           GROWTH           REIT
                                                                      FUND            FUND            FUND            FUND
                                                                 --------------  --------------  --------------   -------------
Management Fee ..................................................     0.75 %          0.60 %          0.60 %          0.70 %
Other Expenses(1) ...............................................     0.13 %          0.18 %          0.14 %          1.45 %
                                                                      ----            ----            ----            ----
Total Annual Fund Operating Expenses ............................     0.88 %          0.78 %          0.74 %          2.15 %
    Fee Waiver/Expense Reimbursement ............................    (0.33)%(1)      (0.23)%(1)      (0.08)%(1)      (1.31)%(1)
                                                                      ----            ----            ----            ----
    Net Expenses(2) .............................................     0.55 %          0.55 %          0.66 %          0.84 %

                                                                                                                    RESEARCH
                                                                                                                      FUND
                                                                                                                  -------------
Management Fee ................................................................................................       0.60 %
Other Expenses(1) .............................................................................................       0.27 %
                                                                                                                      -----
Total Annual Fund Operating Expenses ..........................................................................       0.87 %
    Fee Waiver/Expense Reimbursement ..........................................................................      (0.31)%(1)
                                                                                                                      ----
    Net Expenses(2) ...........................................................................................       0.56 %

    ------
    (1) Massachusetts Financial Services Company (referred to as MFS or the adviser) has contractually agreed to waive a portion of the management fee paid by Core Equity Fund, Research Fund and Large Cap Value Fund equal to 0.05% annually and Large Cap Growth Fund equal to 0.25% annually, and MFS has contractually agreed to bear each fund's expenses (except Emerging Equities Fund), such that "Other Expenses," after taking into account the expense offset arrangement described below, do not exceed 0.00% for Core Equity Fund, Research Fund, International Equity Fund, and Large Cap Value Fund, 0.05% for Mid Cap Fund and Large Cap Growth Fund, and 0.10% for the International Research Fund and REIT Fund. These contractual fee arrangements will continue until at least November 1, 2003, unless changed with the consent of the board of trustees which oversees the funds.
    (2) Each fund has an expense offset arrangement which reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the fund's expenses). Any such fee reductions are not reflected in the table. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain funds, and would equal: International Equity Fund, 0.75%, International Research Fund, 0.85%, Mid Cap Fund, 0.65%, Research Fund, 0.55% and REIT Fund, 0.80%. (3) "Other Expenses" are based on estimated amounts for the current fiscal year.


>   EXAMPLE OF EXPENSES

    These examples are intended to help you compare the cost of investing in a fund with the cost of investing in other mutual funds.

    The examples assume that:


     o You invest $10,000 in the fund for the time periods indicated and you redeem your shares at the end of the time periods (unless otherwise indicated);


     o Your investment has a 5% return each year and dividends and other distributions are reinvested; and

     o The fund's operating expenses remain the same, except that the fund's total operating expenses are assumed to be the fund's "Net Expenses" for the first year, and the fund's "Total Annual Fund Operating Expenses" for subsequent years (see the table above).

     Although your actual costs may be higher or lower, under these assumptions your costs would be:


                                                      PERIOD
                                   ---------------------------------------------
     SERIES                        1 YEAR      3 YEARS      5 YEARS     10 YEARS
     ---------------------------------------------------------------------------
     Core Equity Fund               $ 56        $286        $  535       $1,248

     Emerging Equities Fund           86         268           466        1,037
     International Equity Fund        78         318           578        1,320

     International Research Fund      88         345           623        1,414
     Large Cap Growth Fund            56         248           455        1,054

     Large Cap Value Fund             56         226           411          945
     Mid Cap Fund                     67         229           404          911

     REIT Fund                        86         546         1,034        2,379
     Research Fund                    57         247           452        1,044

-------------------------
II  RISK RETURN SUMMARY
-------------------------

     INVESTMENT STRATEGIES WHICH ARE COMMON TO ALL FUNDS ARE DESCRIBED UNDER THE CAPTION "CERTAIN INVESTMENT STRATEGIES AND RISKS."


     1:  CORE EQUITY FUND
     ...........................................................................

>    INVESTMENT OBJECTIVE

     The fund's investment objective is to provide long-term growth of capital generally consistent with that of a diversified large cap portfolio and income equal to approximately 90% of the dividend yield of the S&P 500. This objective may be changed without shareholder approval.

>    PRINCIPAL INVESTMENT POLICIES


     The fund invests at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of large well-established companies similar to those found in the S&P 500. Equity securities may be listed on a securities exchange or traded in the over-the-counter (OTC) markets. The fund focuses on companies that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow.


          MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts.

>    PRINCIPAL RISKS

     The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objectives, that are not described here.

     The principal risks of investing in the fund are:

     o Market Risk: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.


     o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The fund's investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.


     o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize smaller cap companies.

     o As with any mutual fund, you could lose money on your investment in the fund.

     An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

>    BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

     o how the fund's performance over time compares with that of one or more broad measures of market performance, and

     o the fund's returns before the deduction of taxes and returns after the deduction of certain taxes.

          The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

     BAR CHART

     The bar chart shows changes in the annual total returns of the fund for each calendar year since it was first offered, assuming the reinvestment of distributions.

                        1999            10.58%
                        2000             0.23%
                        2001           (15.86)%

     --------
     The total return for the year-to-date period ended September 30, 2002, was (24.40)%. During the period shown in the bar chart, the highest quarterly return was 12.84% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (13.05)% (for the calendar quarter ended March 31, 2001).

     PERFORMANCE TABLE

     This table shows how the fund's average annual total returns before the deduction of taxes ("Returns Before Taxes") compare to a broad measure of market performance and assumes the reinvestment of distributions. In addition, this table shows the fund's average annual total returns:

     o after the deduction of taxes on distributions made on the fund's shares, such as capital gain and income distributions ("The Fund's Return After Taxes on Distributions"), and

     o after the deduction of taxes on both distributions made on the fund's shares and redemption of shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("The Fund's Return After Taxes on Distributions and Sale of the Fund's Shares").

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2001)
     ..........................................................................

     RETURNS BEFORE TAXES                                                           1 Year                Life#
     The Fund                                                                      (15.86)%             (2.30)%
     RETURNS AFTER TAXES
     The Fund's Return After Taxes on Distributions                                (16.15)%             (2.56)%
     The Fund's Return After Taxes on Distributions
       and Sale of the Fund's Shares                                                (9.66)%             (1.95)%
     RETURNS BEFORE TAXES - CONTINUED
     INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
     S&P 500*+                                                                     (11.88)%             (1.02)%

     ------
     # Fund performance figures are for the period from the commencement of the fund's investment operations, December 31, 1998, through December 31, 2001. Index return is from January 1, 1999.
     + Source: Standard & Poor's Micropal, Inc.
     * The S&P 500 is a broad-based, popular, unmanaged index commonly used to measure common stock total return performance. It is composed of 500 widely held common stocks listed on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX") and Nasdaq Stock Market ("Nasdaq").

          After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans.

    All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

     2:  EMERGING EQUITIES FUND
     ...........................................................................

>    INVESTMENT OBJECTIVE

     The fund's investment objective is long-term growth of capital. This objective may be changed without shareholder approval.

>    PRINCIPAL INVESTMENT POLICIES

     The fund invests, under normal market conditions, at least 80% of its net assets in equity securities of emerging growth companies with small or medium sized market capitalizations. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. Emerging growth companies are companies that MFS believes offer superior prospects for growth and are early in their life cycle but have the potential to become major enterprises. MFS would expect these companies to have products, technologies, management, markets and opportunities which will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation. The fund's investments in emerging growth companies may include securities listed on a securities exchange or traded in the OTC markets.

          While the fund will invest primarily in common stocks, it may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments.

          MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts.

>    PRINCIPAL RISKS

     The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

     The principal risks of investing in the fund are:

     o Market Risk: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

     o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The fund's investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     o Emerging Growth Risk: Prices of securities react to the economic condition of the company that issued the security. The fund's equity investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions. Investments in emerging growth companies may be subject to more abrupt or erratic market movements and may involve greater risks than investments in other companies. Emerging growth companies often:

               >    have limited product lines, markets and financial resources

               >    are dependent on management by one or a few key individuals

               > have shares which suffer steeper than average price declines after disappointing earnings reports and are more difficult to sell at satisfactory prices

     o Over-the-Counter Risk: OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange listed stocks. The values of these stocks may be more volatile than exchange listed stocks, and the fund may experience difficulty in purchasing or selling these securities at a fair price.

     o Foreign Markets Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               > Foreign markets may be less liquid and more volatile than U.S. markets.

               > Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters into the contract may fail to perform its obligations to the fund.

     o As with any mutual fund, you could lose money on your investment in the fund.

     An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

>    BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

     o how the fund's performance over time compares with that of one or more broad measures of market performance, and

     o the fund's returns before the deduction of taxes and returns after the deduction of certain taxes.

          The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

     BAR CHART

     The bar chart shows changes in the annual total returns of the fund for each calendar year since it was first offered, assuming the reinvestment of distributions.

                        1994            14.16%
                        1995            43.77%
                        1996            19.52%
                        1997            22.95%
                        1998            13.69%
                        1999            47.05%
                        2000             5.43%
                        2001            (2.18)%

     The total return for the year-to-date period ended September 30, 2002, was (34.42)%. During the period shown in the bar chart the highest quarterly return was 46.35% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (24.36)% (for the calendar quarter ended September 30, 2001).

     PERFORMANCE TABLE

     This table shows how the fund's average annual total returns before the deduction of taxes ("Returns Before Taxes") compare to a broad measure of market performance and assumes the reinvestment of distributions. In addition, this table shows the fund's average annual total returns:

     o after the deduction of taxes on distributions made on the fund's shares, such as capital gain and income distributions ("The Fund's Return After Taxes on Distributions"), and

     o after the deduction of taxes on both distributions made on the fund's shares and redemption of shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("The Fund's Return After Taxes on Distributions and Sale of the Fund's Shares").

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2001)
     ..........................................................................

     RETURNS BEFORE TAXES                                                               1 Year       5 Years        Life#
     The Fund's                                                                         (2.18)%        16.21%      21.48%
     RETURNS AFTER TAXES
     The Fund's Return After Taxes on Distributions                                     (2.18)%        12.23%      17.67%
     The Fund's Return After Taxes on Distributions
       and Sale of the Fund's Shares                                                    (1.33)%        12.01%      16.91%
     RETURNS BEFORE TAXES - CONTINUED
     INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
     Russell 2000 Small Stocks Index+*                                                   2.49%          7.52%       2.49%

    ------
     # "Life" refers to the period from the commencement of the fund's investment operations, June 16, 1993, through December 31, 2001 Index return is from July 1, 1993.
     + Source: Standard & Poor's Micropal, Inc.
     * The Russell 2000 Small Stocks Index is a broad-based, unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the NYSE, AMEX, and Nasdaq.

          After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

     3:  INTERNATIONAL EQUITY FUND
     ...........................................................................

>    INVESTMENT OBJECTIVE

     The fund's investment objective is long-term growth of capital. This objective may be changed without shareholder approval.

>    PRINCIPAL INVESTMENT POLICIES

     The fund invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stock, convertible securities and depositary receipts, of foreign (including emerging market) issuers. Under normal market conditions, the fund invests in at least three different countries.

          A company's principal activities are determined to be located in a particular country if the company (a) is organized under the laws of, and maintains a principal office in, a country, (b) has its principal securities trading market in a country, (c) derives 50% of its total revenues from goods sold or services performed in the country, or (d) has 50% or more of its assets in the country.

          The fund focuses on foreign companies that MFS believes have above average growth potential. MFS looks particularly for companies which demonstrate:

     o    A strong franchise, strong cash flows and a recurring revenue stream.

     o    A solid industry position, where there is:

               >    Potential for high profit margins; and

               >    Substantial barriers to new entry in the industry;

     o    A strong management team with a clearly defined strategy; and

     o    A catalyst that may accelerate growth.

     The fund's investments may include securities traded in the OTC markets.

          MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts.

>    PRINCIPAL RISKS OF AN INVESTMENT

     The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

     The principal risks of investing in the fund are:

     o Market Risk: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

     o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The fund's investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               > Foreign markets may be less liquid and more volatile than U.S. markets.

               > Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters into the contract may fail to perform its obligations to the fund.

     o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

     o Geographic Concentration Risk: The fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the fund concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The fund's investment performance may also be more volatile if it concentrates its investments in certain countries, especially emerging market countries.

     o Growth Companies Risk: This is the risk that the prices of growth company securities held by the fund will fall to a greater extent than the overall equity markets (e.g., as represented by the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index) due to changing economic, political or market conditions or disappointing growth company earnings results.

     o Over-the-Counter Risk: OTC transactions involve risks in addition to those associated with transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in purchasing or selling these securities at a fair price.

     o As with any mutual fund, you could lose money on your investment in the fund.

     An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

>    BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

     o how the fund's performance over time compares with that of one or more broad measures of market performance, and

     o the fund's returns before the deduction of taxes and returns after the deduction of certain taxes.

          The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

     BAR CHART

     The bar chart shows changes in the annual total returns of the fund for each calendar year since it was first offered, assuming the reinvestment of distributions. [Graphic Omitted] The total return for the year-to-date period ended September 30, 2002, was (12.69)%. During the period shown in the bar chart, the highest quarterly return was 25.82% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (16.28)% (for the calendar quarter ended September 30, 1998).

     PERFORMANCE TABLE

     This table shows how the fund's average annual total returns before the deduction of taxes ("Returns Before Taxes") compare to a broad measure of market performance and assumes the reinvestment of distributions. In addition, this table shows the fund's average annual total returns:

     o after the deduction of taxes on distributions made on the fund's shares, such as capital gain and income distributions ("The Fund's Return After Taxes on Distributions"), and

     o after the deduction of taxes on both distributions made on the fund's shares and redemption of shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("The Fund's Return After Taxes on Distributions and Sale of the Fund's Shares").

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2001)
     ..........................................................................

     RETURNS BEFORE TAXES                                                                1 Year       5 Years        Life#
     The Fund's                                                                         (12.88)%         5.71%       7.75%
     RETURNS AFTER TAXES
     The Fund's Return After Taxes on Distributions                                     (13.01)%         4.08%       6.11%
     The Fund's Return After Taxes on Distributions
       and Sale of the Fund's Shares                                                     (7.73)%         4.12%       5.78%
     RETURNS BEFORE TAXES - CONTINUED
     INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
     Morgan Stanley Capital International (MSCI)
       Europe, Australasia, Far East (EAFE) Index+*                                     (21.21)%         1.17%       1.97%

    ------
     # "Life" refers to the period from the commencement of the fund's investment operations, January 30, 1996, through December 31, 2001. Index return is from February 1, 1996.
     + Source: Standard & Poor's Micropal, Inc.
     * The MSCI EAFE Index is a broad-based, unmanaged, market-capitalization-weighted total return index which is an aggregate of 21 individual country indexes that collectively represent many of the major markets of the world.

          After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

     4:  INTERNATIONAL RESEARCH FUND
     ...........................................................................

>    INVESTMENT OBJECTIVE

     The fund's investment objective is capital appreciation. This objective may be changed without shareholder approval.

>    PRINCIPAL INVESTMENT POLICIES

     The fund invests, under normal market conditions, at least 80% of its net assets in equity securities of foreign companies. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. The fund focuses on foreign companies (including emerging market issuers) that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow. The fund does not emphasize any particular country and may from time to time focus its investments in individual countries or regions. Equity securities may be listed on a securities exchange or traded in the OTC markets.

          A committee of investment research analysts selects portfolio securities for the fund. This committee includes investment analysts employed by MFS and its affiliates. The committee allocates the fund's assets among various geographic regions and industries. Individual analysts then select what they view as the securities best suited to achieve the fund's investment objective within their assigned industry responsibility.

>    PRINCIPAL RISKS

     The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

     The principal risks of investing in the fund are:

     o Market Risk: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

     o Undervalued Securities Risk: The fund may invest in securities that are undervalued based on its belief that the market value of these securities will rise due to anticipated events and investor perceptions. If these events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of these securities may not rise as expected or may fall.

     o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The fund's investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     o Foreign Markets Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               > Foreign markets may be less liquid and more volatile than U.S. markets.

               > Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters into the contract may fail to perform its obligations to the fund.

     o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

     o Over-the-Counter Risk: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty buying and selling these stocks at prevailing market prices.

     o Geographic Focus Risk: The fund may invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. If the fund focuses its investments in this manner, it assumes the risk that economic, political and social conditions in those countries will have a significant impact on its investment performance. The fund's investment performance may also be more volatile if it focuses its investments in certain countries, especially emerging market countries.

     o As with any mutual fund, you could lose money on your investment in the fund.

     An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

>    BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table are not included because the fund has not had a full calendar year or fiscal year of investment operations.

     5:  LARGE CAP GROWTH FUND
     ...........................................................................


>    INVESTMENT OBJECTIVE

     The fund's investment objective is long-term growth of capital. This objective may be changed without shareholder approval.

>    PRINCIPAL INVESTMENT POLICIES


     The fund invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts, of companies with large market capitalizations that MFS believes have above-average growth potential. Large market capitalization companies are defined by the fund as companies with market capitalizations equaling or exceeding $5 billion at the time of the fund's investment. Companies whose market capitalization falls below $5 billion after purchase continue to be considered large-capitalization companies for purposes of the fund's 80% investment policy. The fund's investments may include securities listed on a securities exchange or traded in the OTC markets.

          MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts.


          The fund may engage in active and frequent trading to achieve its principal investment strategies.

>    PRINCIPAL RISKS

     The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

          The principal risks of investing in the fund are:

     o Market Risk: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

     o Large Cap Companies Risk: Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize smaller cap companies.

     o Growth Companies Risk: Prices of growth company securities held by the fund may fall to a greater extent than the overall equity markets (e.g., as represented by the S&P 500) due to changing economic, political or market conditions or disappointing growth company earnings results.

     o Over-the-Counter Risk: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in purchasing or selling these securities at a fair price.


     o Active or Frequent Trading Risk: The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher net capital gains as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as a 401(k) plan). Frequent trading also increases transaction costs, which could detract from the fund's performance.

     o As with any mutual fund, you could lose money on your investment in the fund.

     An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


>    BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

     o how the fund's performance over time compares with that of one or more broad measures of market performance, and

     o the fund's returns before the deduction of taxes and returns after the deduction of certain taxes.

          The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

>    BAR CHART

     The bar chart shows changes in the annual total returns of the fund for each calendar year since it was first offered, assuming the reinvestment of distributions.

                  2001                  (25.11)%
     ----------
     The total return for the year-to-date period ended September 30, 2002, was (29.62)%. During the period shown in the bar chart, the highest quarterly return was 14.72% (for the calendar quarter ended December 31, 2001) and the lowest quarterly return was (21.91)% (for the calendar quarter ended September 30, 2001).

     PERFORMANCE TABLE

     This table shows how the fund's average annual total returns before the deduction of taxes ("Returns Before Taxes") compare to a broad measure of market performance and assumes the reinvestment of distributions. In addition, this table shows the fund's average annual total returns:

     o after the deduction of taxes on distributions made on the fund's shares, such as capital gain and income distributions ("The Fund's Return After Taxes on Distributions"), and

     o after the deduction of taxes on both distributions made on the fund's shares and redemption of shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("The Fund's Return After Taxes on Distributions and Sale of the Fund's Shares").

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2001)
     ..........................................................................

     RETURNS BEFORE TAXES                                                                     1 Year                Life#
     The Fund's                                                                              (25.11)%            (19.26)%
     RETURNS AFTER TAXES
     The Fund's Return After Taxes on Distributions                                          (25.18)%            (19.44)%
     The Fund's Return After Taxes on Distributions
       and Sale of the Fund's Shares                                                         (15.29)%            (15.18)%
     RETURNS BEFORE TAXES - CONTINUED
     INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
     S&P 500*+                                                                               (11.88)%             (7.91)%

     ------
     # "Life" refers to the period from the commencement of the fund's investment operations, February 22, 2000 through December 31, 2001. Index return is from March 1, 2000.
     + Source: Standard & Poor's Micropal, Inc.
     * The S&P 500 is a broad-based, popular, unmanaged index commonly used to measure common stock total return performance. It is composed of 500 widely held common stocks listed on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX") and Nasdaq Stock Market ("Nasdaq").

          After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

     6:  LARGE CAP VALUE FUND
     ...........................................................................

>    INVESTMENT OBJECTIVE

     The fund's investment objective is capital appreciation. This objective may be changed without shareholder approval.

>    PRINCIPAL INVESTMENT POLICIES

     The fund invests, under normal market conditions, at least 80% of its net assets in equity securities of large capitalization companies that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. While the fund generally seeks to outperform the Russell 1000 Value Index with less volatility, and to perform in the top quartile of comparable funds over three to five year time periods, there is no assurance that the fund will achieve this goal. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates relative to the companies in the Russell 1000 Growth Index. Equity securities include common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities. While the fund may invest in companies of any size, the fund generally focuses on companies with large market capitalizations. Large capitalization companies are defined as those companies with market capitalizations of at least $5 billion. Equity securities may be listed on a securities exchange or traded in the OTC markets.

          MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts.

>    PRINCIPAL RISKS

     The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

          The principal risks of investing in the fund are:

     o Market Risk: This is the risk that the price of a securitiy held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

     o Large-Cap Value Company Risk: Prices of value company securities held by the fund may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security. If anticipated events do not occur or are delayed, or if investor perceptions about the securities do not improve, the market price of value securities may not rise as expected or may fall. Large cap companies tend to go in and out of favor based on market and economic conditions. Large cap companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize smaller cap companies.

     o As with any mutual fund, you could lose money on your investment in the fund.

     An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

>    BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

     o how the fund's performance over time compares with that of one or more broad measures of market performance, and

     o the fund's returns before the deduction of taxes and returns after the deduction of certain taxes.

          The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

     BAR CHART

     The bar chart is not included because the fund did not have a full calendar year of operations at December 31, 2001.

          PERFORMANCE TABLE

          This table shows how the fund's average annual total returns before the deduction of taxes ("Returns Before Taxes") compare to a broad measure of market performance and assumes the reinvestment of distributions. In addition, this table shows the fund's average annual total returns:

     o after the deduction of taxes on distributions made on the fund's shares, such as capital gain and income distributions ("The Fund's Return After Taxes on Distributions"), and

     o after the deduction of taxes on both distributions made on the fund's shares and redemption of shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("The Fund's Return After Taxes on Distributions and Sale of the Fund's Shares").

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2001)
     ..........................................................................

     RETURNS BEFORE TAXES                                                                          1 Year        Life#
     The Fund's                                                                                      N/A       (3.45)%
     RETURNS AFTER TAXES
     The Fund's Return After Taxes on Distributions                                                  N/A       (3.67)%
     The Fund's Return After Taxes on Distributions
       and Sale of the Fund's Shares                                                                 N/A       (2.10)%
     RETURNS BEFORE TAXES - CONTINUED
     INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
     Russell 1000 Value Index*+                                                                      N/A       (4.41)%

    ------
     # "Life" refers to the period from the commencement of the fund's investment operations, May 1, 2001 through December 31, 2001. Index return is from May 1, 2001.
     + Source: Standard & Poor's Micropal, Inc.
     * The Russell 1000 Value Index is a broad-based unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth rates relative to the companies in the Russell 1000 Growth Index.

          After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

     7:  MID CAP FUND
     ..........................................................................


>    INVESTMENT OBJECTIVE

     The fund's investment objective is long-term growth of capital. This objective may be changed without shareholder approval.

>    PRINCIPAL INVESTMENT POLICIES


     The fund invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies with medium market capitalizations that MFS believes have above-average growth potential.

     Medium market capitalization companies are defined by the series as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap(TM) Growth Index range at the time of the series' investment. This Index is a widely recognized, unmanaged index of mid-cap common stock prices. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the fund's 80% investment policy. As of September 30, 2002 the top of the Russell Midcap Growth Index range was $10.6 billion. The adviser generally expects that it will invest primarily in medium market capitalization companies with market capitalizations in excess of $1 billion. The series' investments may include securities listed on a securities exchange or traded in the OTC markets.

     MFS uses a bottom-up, as opposed to a top-down, investment style in managing the equity-oriented funds (such as the fund) it advises. This means that securities are selected based upon fundamental analysis (such as an analysis of earnings, cash flows, competitive position and management's abilities) performed by the fund's portfolio manager and MFS' large group of equity research analysts.

     The fund may invest in foreign securities (including emerging markets securities) through which it may have exposure to foreign currencies.

     The fund may engage in active and frequent trading to achieve its principal investment strategies.

>    PRINCIPAL RISKS

     The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

     The principal risks of investing in the fund are:

     o Market Risk: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

     o Mid-Cap Growth Company Risk: Prices of growth company securities held by the fund may decline due to changing economic, political or market conditions, or due to the financial condition of the company which issued the security, and may decline to a greater extent than the overall equity markets (e.g., as represented by the S&P 500). Investments in medium capitalization companies can be riskier and more volatile than investments in companies with larger market capitalizations.

     o Over-the-Counter Risk: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC-listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in purchasing or selling these securities at a fair price.

     o Foreign Securities Risk: Investing in foreign securities involves risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               > Foreign markets may be less liquid and more volatile than U.S. markets.

               > Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purpose of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters into the contract may fail to perform its obligations to the fund.

     o Emerging Markets Risk: Emerging markets are generally defined as countries in the initial stages of their industrialization cycles with low per capita income. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities described above are heightened when investing in emerging markets countries.

     o Active or Frequent Trading Risk: The fund has engaged and may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher net capital gains as compared to a fund with less active trading policies, which could increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as a 401(k) plan). Frequent trading also increases transaction costs, which could detract from the Fund's performance.

     o As with any mutual fund, you could lose money on your investment in the fund.

     An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

>    BAR CHART AND PERFORMANCE TABLE


     The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

     o how the fund's performance over time compares with that of one or more broad measures of market performance, and

     o the fund's returns before the deduction of taxes and returns after the deduction of certain taxes.

          The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

     BAR CHART

     The bar chart shows changes in the annual total returns of the fund for each calendar year since it was first offered, assuming the reinvestment of distributions.

                  1996                  10.42%
                  1997                  24.69%
                  1998                  20.74%
                  1999                  72.43%
                  2000                  10.95%
                  2001                 (21.55)%
     -----------
     The total return for the year-to-date period ended September 30, 2002, was (50.89)%. During the period shown in the bar chart the highest quarterly return was 41.65% (for the calendar quarter ended December 31, 1999) and the lowest quarterly return was (34.51)% (for the calendar quarter ended September 30, 2001).

     PERFORMANCE TABLE

     This table shows how the fund's average annual total returns before the deduction of taxes ("Returns Before Taxes") compare to a broad measure of market performance and assumes the reinvestment of distributions. In addition, this table shows the fund's average annual total returns:

     o after the deduction of taxes on distributions made on the fund's shares, such as capital gain and income distributions ("The Fund's Return After Taxes on Distributions"), and

     o after the deduction of taxes on both distributions made on the fund's shares and redemption of shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("The Fund's Return After Taxes on Distributions and Sale of the Fund's Shares").

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2001)
     ..........................................................................

     RETURNS BEFORE TAXES                                                                1 Year        5 Years       Life#
     The Fund's                                                                         (21.55)%        17.71%      16.57%
     RETURNS AFTER TAXES
     The Fund's Return After Taxes on Distributions                                     (21.94)%        11.72%      11.43%
     The Fund's Return After Taxes on Distributions
       and Sale of the Fund's Shares                                                    (12.91)%        12.45%      11.88%
     RETURNS BEFORE TAXES - CONTINUED
     INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
     Russell Mid-Cap Growth Index*+                                                     (20.15)%         9.02%      10.38%

     ------
     # "Life" refers to the period from the commencement of the fund's investment operations, December 28, 1995, through December 31, 2001. Index return is from January 1, 1996.
     + Source: Standard & Poor's Micropal, Inc.
     * The Russell Mid-Cap Growth Index is a broad-based, unmanaged index consisting of performance of the 800 smallest companies in the Russell 1000 Index.

          After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

     The fund commenced investment operations on December 28, 1995 with the offering of the fund's shares.

     8:  REIT FUND
     ..........................................................................


>    INVESTMENT OBJECTIVES

     The fund's main investment objective is capital appreciation. Its secondary objective is to provide current income and growth of income. These objectives may be changed without shareholder approval.

>    PRINCIPAL INVESTMENT POLICIES


     The fund invests, under normal market conditions, at least 80% of its net assets in securities of real estate investment trusts (REITs) and other companies principally engaged in the real estate industry. REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. While the fund generally focuses its investments in equity REITs, the fund may invest without restriction in mortgage REITs. Equity REITs invest most of their assets directly in U.S. or foreign real property, receive most of their income from rents and may also realize gains by selling appreciated property. Mortgage REITs invest most of their assets in real estate mortgages and receive most of their income from interest payments. By investing in REITs indirectly through the fund, a shareholder will bear not only a proportionate share of the expenses of the fund, but also indirectly similar expenses of the REITs, including compensation of management.

          A company is considered to be principally engaged in the real estate industry if, at the time of investment, the company earns at least 50% of its gross revenues or net profits from real estate activities or from products or services related to the real estate sector. Real estate activities include owning, developing, managing or acting as a broker for real estate. Examples of related products and services include building supplies and mortgage servicing.

          The fund's investments are allocated across various geographic areas, REIT managers and property types, such as apartments, retail properties, office buildings, hotels, industrial properties, health care facilities, storage facilities, manufactured housing and special use facilities. However, from time to time the fund may focus its investments in any one or a few of these areas.

          MFS has engaged Sun Capital Advisers, Inc. (referred to as Sun Capital or the sub-adviser) to act as sub-adviser to the fund.

          The sub-adviser selects securities for the fund's portfolio by analyzing the fundamental and relative values of potential REIT investments based on several factors, including:

     o The ability of a REIT to grow its funds from operations internally through increased occupancy and higher rents and externally through acquisitions and development;

     o The quality of a REIT's management, including its ability to buy properties at reasonable prices and to add value by creative and innovative property and business management;

     o A REIT's cash flows, price/funds from operations ratio, dividend yield and payment history, price/net asset value ratio and market price; and

     o Current or anticipated economic and market conditions, interest rate changes and regulatory developments.

          Up to 20% of the fund's total assets may be invested in all types of domestic and foreign equity and fixed income securities.

          The fund is non-diversified. This means that the fund may invest a relatively high percentage of its assets in a small number of issuers.

>    PRINCIPAL RISKS

     The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objectives, that are not described here.

     The principal risks of investing in the fund are:

     o Real Estate Risk: The risks of investing in real estate include risks related to general, regional and local economic conditions and:

               >    fluctuations in interest rates;

               >    overbuilding and increased competition;

               >    increases in property taxes and operating expenses;

               >    changes in zoning laws;

               >    heavy cash flow dependency;

               >    possible lack of availability of mortgage funds;

               >    losses due to natural disasters;

               >    regulatory limitations on rents;

               >    variations in market rental rates;

               >    changes in neighborhood property values; and

               >    environmental problems

                    Furthermore, a REIT in the fund's portfolio may be, or may be perceived by the market to be, poorly managed, or the sub-adviser's judgments about the relative values of REIT securities selected for the fund's portfolio may prove to be wrong.

                    Equity REITs may be affected by changes in the value of the underlying property owned by the trusts. Mortgage REITs may be affected by default or payment problems relating to underlying mortgages, the quality of credit extended and self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. Equity and mortgage REITs could be adversely affected by failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, or to maintain their exemption from registration under the Investment Company Act of 1940, as amended. Also, to the extent the fund invests in mortgage REITs, it will be subject to credit risk and interest rate risk, described below.

     o Credit Risk: Credit risk is the risk that the issuer of a fixed income security will not be able to pay principal and interest when due. Rating agencies assign credit ratings to certain fixed income securities to indicate their credit risk. The price of a fixed income security will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer's credit rating or other news affects the market's perception of the issuer's credit risk.

     o Interest Rate Risk: When interest rates rise, the prices of fixed income securities in the fund's portfolio will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the fund's portfolio will generally rise.

     o Concentration Risk: The fund's investment performance will be closely tied to the performance of companies in the real estate group of industries. Companies in a single industry often are faced with the same obstacles, issues and regulatory burdens, and their securities may react similarly and more in unison to these or other market conditions. These price movements may have a larger impact on the fund than on a fund with a more broadly diversified portfolio.

     o Non-Diversified Status Risk: Because the fund may invest its assets in a small number of issuers, the fund is more susceptible to any single economic, political or regulatory event affecting those issuers than is a diversified fund.

     o Foreign Markets Risk: Investments in foreign securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. and foreign issuers and markets are subject:

               > These risks may include the seizure by the government of company assets, excessive taxation, withholding taxes on dividends and interest, limitations on the use or transfer of portfolio assets, and political or social instability.

               > Enforcing legal rights may be difficult, costly and slow in foreign countries, and there may be special problems enforcing claims against foreign governments.

               > Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less public information about their operations.

               > Foreign markets may be less liquid and more volatile than U.S. markets.

               > Foreign securities often trade in currencies other than the U.S. dollar, and the fund may directly hold foreign currencies and purchase and sell foreign currencies through forward exchange contracts. Changes in currency exchange rates will affect the fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the fund to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity in the fund's foreign currency holdings. By entering into forward foreign currency exchange contracts, the fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of forward contracts entered into for the purposes of increasing return, the fund may sustain losses which will reduce its gross income. Forward foreign currency exchange contracts involve the risk that the party with which the fund enters into the contract may fail to perform its obligations to the fund.


     o Small Cap Companies Risk: Many REITs are small capitalization companies. Investments in small cap companies tend to involve more risk and be more volatile than investments in larger companies. Small cap companies may be more susceptible to market declines because of their limited financial and management resources, markets and distribution channels. Their shares may be more difficult to sell at satisfactory prices during market declines.


     o As with any mutual fund, you could lose money on your investment in the fund.

     An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


>    BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

     o how the fund's performance over time compares with that of one or more broad measures of market performance, and

     o the fund's returns before the deduction of taxes and returns after the deduction of certain taxes.

          The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

     BAR CHART

     The bar chart shows changes in the annual total returns of the fund for each calendar year since it was first offered, assuming the reinvestment of distributions.

                        2001                    12.70%

     -------------
     The total return for the year-to-date period ended September 30, 2002 was 5.29%. During the period shown in the bar chart, the highest quarterly return was 11.08% (for the calendar quarter ended June 30, 2001 and the lowest quarterly return was (2.50)% (for the calendar quarter ended March 31, 2001).

     PERFORMANCE TABLE

     This table shows how the fund's average annual total returns before the deduction of taxes ("Returns Before Taxes") compare to a broad measure of market performance and assumes the reinvestment of distributions. In addition, this table shows the fund's average annual total returns:

     o after the deduction of taxes on distributions made on the fund's shares, such as capital gain and income distributions ("The Fund's Return After Taxes on Distributions"), and

     o after the deduction of taxes on both distributions made on the fund's shares and redemption of shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("The Fund's Return After Taxes on Distributions and Sale of the Fund's Shares").

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2001)
     ..........................................................................

     RETURNS BEFORE TAXES                                                                          1 Year        Life#
     The Fund's                                                                                     12.70%      12.63%
     RETURNS AFTER TAXES
     The Fund's Return After Taxes on Distributions                                                 10.04%       9.98%
     The Fund's Return After Taxes on Distributions
       and Sale of the Fund's Shares                                                                 7.73%       8.81%
     RETURNS BEFORE TAXES - CONTINUED
     INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
     Morgan Stanley Real Estate Investment Trust (REIT) Index**+                                     9.63%       9.63%

     ------
     # "Life" refers to the period from the commencement of the fund's investment operations, December 29, 2000 through December 31, 2001. Index return is from January 1, 2001.
     +     Source: Standard & Poor's Micropal, Inc.
     ** The Morgan Stanley REIT Index is a broad-based, unmanaged total return index composed of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

          After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

     9:  RESEARCH FUND
     ...........................................................................

>    INVESTMENT OBJECTIVE

     The fund's investment objective is long-term growth of capital. This objective may be changed without shareholder approval.

>    PRINCIPAL INVESTMENT POLICIES

     The fund invests, under normal market conditions, at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts. The fund focuses on companies that MFS believes have favorable prospects for long-term growth, attractive valuations based on current and expected earnings or cash flow, dominant or growing market share and superior management. The fund may invest in companies of any size. The fund's investments may include securities traded on securities exchanges or in the OTC markets.

          A committee of investment research analysts selects portfolio securities for the fund. This committee includes investment analysts employed by MFS and its affiliates. The committee allocates the fund's assets among various industries. Individual analysts then select what they view as the securities best suited to achieve the fund's investment objective within their assigned industry responsibility.

          The fund may engage in active and frequent trading to achieve its principal investment strategies.

>    PRINCIPAL RISKS

     The principal risks of investing in the fund and the circumstances reasonably likely to cause the value of your investment in the fund to decline are described below. The share price of the fund generally changes daily based on market conditions and other factors. Please note that there are many circumstances which could cause the value of your investment in the fund to decline, and which could prevent the fund from achieving its objective, that are not described here.

     The principal risks of investing in the fund are:

     o Market Risk: This is the risk that the price of a security held by the fund will fall due to changing economic, political or market conditions or disappointing earnings results.

     o Company Risk: Prices of securities react to the economic condition of the company that issued the security. The fund's investments in an issuer may rise and fall based on the issuer's actual and anticipated earnings, changes in management and the potential for takeovers and acquisitions.

     o Over-the-Counter Risk: OTC transactions involve risks in addition to those incurred by transactions in securities traded on exchanges. OTC listed companies may have limited product lines, markets or financial resources. Many OTC stocks trade less frequently and in smaller volume than exchange-listed stocks. The values of these stocks may be more volatile than exchange-listed stocks, and the fund may experience difficulty in purchasing or selling these securities at a fair price.

     o Active or Frequent Trading Risk: The fund may engage in active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher net capital gains as compared to a fund with less active trading policies, which would increase your tax liability unless you hold your shares through a tax-deferred or exempt vehicle (such as a 401(k) plan). Frequent trading also increases transaction costs, which could detract from the fund's performance.

     o As with any mutual fund, you could lose money on your investment in the fund.

     An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

>    BAR CHART AND PERFORMANCE TABLE

     The bar chart and performance table below are intended to indicate some of the risks of investing in the fund by showing changes in the fund's performance over time. The performance table also shows:

     o how the fund's performance over time compares with that of one or more broad measures of market performance, and

     o the fund's returns before the deduction of taxes and returns after the deduction of certain taxes.

          The chart and table provide past performance information. The fund's past performance (before and after taxes) does not necessarily indicate how the fund will perform in the future. The performance information in the chart and table is based upon calendar year periods, while the performance information presented under the caption "Financial Highlights" and in the fund's shareholder reports is based upon the fund's fiscal year. Therefore, these performance results differ.

     BAR CHART

     The bar chart shows changes in the annual total returns of the fund for each calendar year since it was first offered, assuming the reinvestment of distributions.

                        1997            20.78%
                        1998            23.98%
                        1999            24.18%
                        2000            (3.68)%
                        2001           (21.61)%
     -------------
     The total return for the year-to-date period ended September 30, 2002, was (27.98)%. During the period shown in the bar chart, the highest quarterly return was 22.50% (for the calendar quarter ended December 31, 1998) and the lowest quarterly return was (19.30)% (for the calendar quarter ended September 30, 2001).

     PERFORMANCE TABLE

     This table shows how the fund's average annual total returns before the deduction of taxes ("Returns Before Taxes") compare to a broad measure of market performance and assumes the reinvestment of distributions. In addition, this table shows the fund's average annual total returns:

     o after the deduction of taxes on distributions made on the fund's shares, such as capital gain and income distributions ("The Fund's Return After Taxes on Distributions"), and

     o after the deduction of taxes on both distributions made on the fund's shares and redemption of shares, assuming that the shares are redeemed at the end of the periods for which returns are shown ("The Fund's Return After Taxes on Distributions and Sale of the Fund's Shares").

     AVERAGE ANNUAL TOTAL RETURNS (FOR THE PERIODS ENDED DECEMBER 31, 2001)
     ..........................................................................

     RETURNS BEFORE TAXES                                                      1 Year             5 Years                Life#
     The Fund's                                                               (21.61)%               7.02%               7.61%
     RETURNS AFTER TAXES
     The Fund's Return After Taxes on Distributions                           (21.91)%               4.91%               5.70%
     The Fund's Return After Taxes on Distributions
       and Sale of the Fund's Shares                                          (13.16)%               5.83%               6.33%
     RETURNS BEFORE TAXES - CONTINUED
     INDEX COMPARISONS (REFLECTS NO DEDUCTION FOR FEES, EXPENSES OR TAXES)
     S&P 500*+                                                                (11.88)%              10.70%              11.80%

    ------
     # "Life" refers to the period from the commencement of the fund's investment operations, May 20, 1996, through December 31, 2001. Index return is from June 1, 1996.
     + Source: Standard & Poor's Micropal, Inc.
     * The S&P 500 is a broad-based, popular, unmanaged index commonly used to measure common stock total return performance. It is composed of 500 widely held common stocks listed on the NYSE, AMEX and Nasdaq.

          After-tax returns are calculated using the historical highest individual federal marginal income tax rates (without regard for phaseouts of certain exemptions, deductions and credits) and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your own tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans.

     All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable.

----------------------------------------------
III  CERTAIN INVESTMENT STRATEGIES AND RISKS
----------------------------------------------


>    FURTHER INFORMATION ON INVESTMENT STRATEGIES AND RISKS

     Each fund may invest in various types of securities and engage in various investment techniques and practices that are not the principal focus of the fund and therefore are not described in this prospectus. The types of securities and investment techniques and practices in which a fund may engage, including the principal investment techniques and practices described above, are identified in Appendix A to this prospectus and are discussed, together with their risks, in the funds' Statement of Additional Information (referred to as the SAI), which you may obtain by contacting MFS Service Center, Inc. (please see back cover for address and telephone number).

>    TEMPORARY DEFENSIVE POLICIES

     In addition, each fund may depart from its principal investment strategies by temporarily investing for defensive purposes when adverse market, economic or political conditions exist. While a fund invests defensively, it may not be able to pursue its investment objective. The fund's defensive investment position may not be effective in protecting its value.

>    ACTIVE OR FREQUENT TRADING


     The Research Fund, Large Cap Growth Fund and Mid Cap Fund have engaged in, and each fund may engage in, active and frequent trading to achieve its principal investment strategies. This may result in the realization and distribution to shareholders of higher net capital gains as compared to a fund with less active trading policies, which would increase your tax liability. Frequent trading also increases transaction costs, which could detract from the fund's performance.

----------------------------
IV  MANAGEMENT OF THE FUNDS
----------------------------

>    INVESTMENT ADVISER


     MFS is the funds' investment adviser. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $107.2 billion as of September 30, 2002. MFS is located at 500 Boylston Street, Boston, Massachusetts 02116.


          MFS provides investment management and related administrative services and facilities to each fund, including portfolio management and trade execution. For these services, each fund pays MFS an annual management fee. The effective rate of the management fee paid by each fund to MFS is reflected in the "Expense Table."

>    SUB-INVESTMENT ADVISER


     The adviser has engaged a sub-adviser for the REIT Fund: Sun Capital Advisers, Inc., referred to as Sun Capital or the sub-adviser. The sub-adviser is an affiliate of the adviser. Sun Capital is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), a diversified services organization that provides products and services in Canada, the United States, the United Kingdom, and the Asia Pacific region. The sub-adviser's investment personnel are also employed in the U.S. Investment Division of Sun Life Financial. The sub- adviser has been providing investment management and supervisory services to Sun Life Financial affiliates pension and profit-sharing accounts since 1997. Sun Capital is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. For its services, MFS pays the sub-adviser a management fee in an amount equal to 0.35% annually of the average daily net asset value of the REIT Fund's assets managed by the sub-adviser. The REIT Fund is not responsible for paying a subadvisory fee directly.


>    PORTFOLIO MANAGERS


         FUND                                              PORTFOLIO MANAGERS
Core Equity Fund                   John D. Laupheimer, Jr., a Senior Vice President of MFS, has been a portfolio manager of the fund since November, 1998. Mr. Laupheimer has been employed in the investment management area of the adviser since 1981.

Emerging Equities Fund             The fund is managed by a team of portfolio managers. Donald F. Pitcher, Jr., a Senior Vice
                                   President of MFS, has been a portfolio manager of the fund since June 2002. Mr. Pitcher has been employed in the investment management area of the adviser since 1971. Robert A. Henderson, a Vice
                                   President of MFS, has also been a portfolio manager of the fund since April 2002. Mr. Henderson has been employed in the investment management area of the adviser since 1996.

International Equity Fund          The fund is managed by a team of portfolio managers. David R. Mannheim, a Senior Vice President of MFS, has been a portfolio manager of the fund since January, 1996. Mr. Mannheim has been employed in the investment management area of the adviser since 1988. Marcus L. Smith, a Vice
                                   President of MFS, has been employed in the investment management area of the adviser since 1994.
                                   Mr. Smith became a portfolio manager of the fund effective January 1, 2001.

International Research Fund        The fund is managed by a team of equity research analysts.

Large Cap Growth Fund              Stephen Pesek, a Senior Vice President of MFS, has been employed in the investment management area of the Adviser since 1994 and has been a portfolio manager of the fund since 1999.

Large Cap Value Fund               The fund is managed by a team of portfolio managers. Lisa B. Nurme, a Senior Vice President of
                                   MFS, has been the portfolio manager of the fund since its inception. Ms. Nurme has been employed in the investment management area of the adviser since 1987. Steven R. Gorham, a Senior Vice
                                   President of MFS, has been a portfolio manager of the fund since January 2002. Mr. Gorham has been employed in the investment management area of the adviser since 1992.

Mid Cap Fund                       The fund is managed by a team of portfolio managers. David E. Sette-Ducati, a Senior Vice
                                   President of MFS, has been a portfolio manager of the fund since May 2000. Mr. Sette-Ducati has been employed in the investment management area of the adviser since 1995. Eric B. Fischman has been a portfolio manager of the fund since June 2002. Mr. Fischman has been employed in the MFS management area since 2000. Prior to joining MFS, Mr. Fischman was an equity research analyst for
                                   State Street Research and for Dreyfus Corporation.

REIT Fund                          The fund is managed by Sun Capital Advisers Inc. (Sun Capital). John T. Donnelly and Thomas V.
                                   Pedulla are Senior Vice Presidents of Sun Capital, and each has been employed in the U.S.
                                   investment management area of Sun Capital's parent company, Sun Life Financial Services of
                                   Canada, Inc. ("Sun Life Financial"), since 1994. Messrs. Donnelly and Pedulla have each been portfolio managers of the fund since its inception in December of 2000. Richard R. Gable is a
                                   Vice President of Sun Capital, and has been employed in the investment management area of Sun
                                   Life Financial since 1998. Prior to joining Sun Life, Mr. Gable had been a Senior Investment
                                   Analytics Specialist with Mellon Bank from 1995 to 1998. Mr. Gable became a portfolio manager of the fund effective November 12, 2001.

Research Fund                      The fund is managed by a team of equity research analysts.


>    ADMINISTRATOR

     MFS provides the funds with certain financial, legal, compliance, shareholder communications and other administrative services. MFS is reimbursed by the funds for a portion of the costs it incurs in providing these services.

>    SHAREHOLDER SERVICING AGENT

     MFS Service Center, Inc. (referred to as MFSC), a wholly owned subsidiary of MFS, performs transfer agency and certain other services for the funds, for which it is entitled to receive compensation from the funds.

---------------------------
V  DESCRIPTION OF SHARES
---------------------------

     Each fund is designed for sale to institutional investor clients of MFS and MFS Institutional Advisors, Inc. and other similar investors. Each fund offers a single class of shares, which are not subject to a sales charge or any Rule 12b-1 distribution and service fees.

-------------------------------------------------
VI  HOW TO PURCHASE, EXCHANGE AND REDEEM SHARES
-------------------------------------------------

     You may purchase, exchange and redeem shares of a fund in the manner described below.

>    HOW TO PURCHASE SHARES

     Shares may be purchased through MFD in cash or in-kind without a sales charge at their net asset value next computed after acceptance of the purchase order. The minimum initial investment is generally $3 million (generally $1 million in the case of purchases by bank trust departments for their clients). There is no minimum on additional investments.

     OPENING AN ACCOUNT: Payments by check should be made to the order of [insert name of fund] and sent to that particular fund as follows: MFS Service Center, Inc., P.O. Box 1400, Boston, MA 02107-9906. Payments of federal funds should be sent by wire to the custodian of the fund as follows: State Street Bank and Trust Company, Attn: Mutual Funds Division, for the account of: [Shareholder's name], Re: [insert name of fund] (Account No. 99034795) and Wire Number: [Assigned by telephone].

          Information on how to wire federal funds is available at any national bank or any state bank which is a member of the Federal Reserve System. Shareholders should also mail the completed Account Application to the MFSC.

          A shareholder must first telephone MFSC (see back cover for telephone number) to advise of its intended action and, if funds are to be wired, to obtain a wire order number.

     IN-KIND PURCHASES: Shares of each fund may be purchased with securities acceptable to that particular fund. A fund need not accept any security offered for an in-kind purchase unless it is consistent with that fund's investment objective, policies and restrictions and is otherwise acceptable to the fund. Securities accepted in-kind for shares will be valued in accordance with the fund's usual valuation procedures (see "Net Asset Value" below). Investors interested in making an in-kind purchase of fund shares must first telephone MFSC (see back cover for telephone number) to advise of its intended action and obtain instructions for an in-kind purchase.

>    HOW TO EXCHANGE SHARES

     You can exchange your shares for shares of any of the other funds described in this prospectus at net asset value by contacting MFSC (see back cover for telephone number). Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by MFSC in proper form (see "Redemptions" below). If you use an Exchange Request to open a new account with one of the other funds described in this prospectus, the exchange must involve shares having an aggregate value of at least $3 million (generally $1 million in the case of purchases by bank trust departments for their clients).

          Exchanges may be subject to certain limitations and are subject to the MFS funds' policies concerning excessive trading practices, which are policies designed to protect the funds and their shareholders from the harmful effect of frequent exchanges. Other limitations and market timing policies are described below under the captions "Right to Reject or Restrict Purchase and Exchange Orders" and "Excessive Trading Practices." You should read the description of the fund into which you are exchanging and consider the differences in objectives, policies and rules before making any exchange.

>    HOW TO REDEEM SHARES

     You may redeem your shares by contacting the MFSC. Redemptions may be in cash or, at the fund's discretion, by distribution in-kind of securities from a fund's portfolio. The securities distributed are selected by MFS in light of the fund's objective and may not represent a pro rata distribution of each security held in the fund's portfolio. In the event that a fund makes an in-kind distribution, you could incur the brokerage and transaction charges when converting the securities to cash. The fund sends out your redemption proceeds within seven days after your request is received in good order. "Good order" generally means that the stock power, written request for redemption, and letter of instruction or certificate must be endorsed by the record owner(s) exactly as the shares are registered. In addition, you need to have your signature guaranteed and/or submit additional documentation to redeem your shares. See "Signature Guarantee/Additional Documentation" below, or contact MFSC for details (see back cover page for address and phone number).

          Under unusual circumstances, such as when the New York Stock Exchange is closed, trading on the Exchange is restricted or if there is an emergency, a fund may suspend redemptions or postpone payment. If you purchased the shares you are redeeming by check, a fund may delay the payment of the redemption proceeds until the check has cleared, which may take up to 15 days from the purchase date.

          Each fund reserves the right to redeem shares in your account for their then-current value (which you will be promptly paid) if at any time the total investment in the account drops below $500,000 because of redemptions and exchanges. You will be notified when the value of the account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.

     REDEEMING DIRECTLY THROUGH MFSC.

     o BY TELEPHONE. You can call MFSC to have shares redeemed from your account and the proceeds wired or mailed (depending on the amount redeemed) directly to a pre- designated bank account. MFSC will request personal or other information from you and will generally record the calls. MFSC will be responsible for losses that result from unauthorized telephone transactions if it does not follow reasonable procedures designed to verify your identity. You must elect this privilege on your account application if you wish to use it.

     o BY MAIL. To redeem shares by mail, you can send a letter to MFSC with the name of your fund, your account number, and the number of shares or dollar amount to be sold.

     SIGNATURE GUARANTEE/ADDITIONAL DOCUMENTATION. In order to protect against fraud, each fund requires that your signature be guaranteed in order to redeem your shares. Your signature may be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency, or savings association. MFSC may require additional documentation for certain types of registrations and transactions. Signature guarantees and this additional documentation shall be accepted in accordance with policies established by MFSC, and MFSC may make certain de minimis exceptions to these requirements.

>    OTHER CONSIDERATIONS

     RIGHT TO REJECT OR RESTRICT PURCHASE AND EXCHANGE ORDERS. Purchases and exchanges should be made for investment purposes only. Each fund reserves the right to reject or restrict any specific purchase or exchange request. Because an exchange request involves both a request to redeem shares of one fund and to purchase shares of another fund, the funds consider the underlying redemption and purchase requests conditioned upon the acceptance of each of these underlying requests. Therefore, in the event that the funds reject an exchange request, neither the redemption nor the purchase side of the exchange will be processed. When a fund determines that the level of exchanges on any day may be harmful to its remaining shareholders, the fund may delay the payment of exchange proceeds for up to seven days to permit cash to be raised through the orderly liquidation of its portfolio securities to pay the redemption proceeds. In this case, the purchase side of the exchange will be delayed until the exchange proceeds are paid by the redeeming fund.

     EXCESSIVE TRADING PRACTICES. The MFS funds do not permit market-timing or other excessive trading practices that may disrupt portfolio management strategies and harm fund performance. As noted above, the MFS funds reserve the right to reject or restrict any purchase order (including exchanges) from any investor. The MFS funds will exercise these rights, including rejecting or cancelling purchase and exchange orders and restricting the availability of purchases and exchanges through telephone requests, facsimile transmissions, automated telephone services, internet services or any electronic transfer service, if an investor's trading, in the judgment of the MFS funds, has been or may be disruptive to a fund. In making this judgment, the MFS funds may consider trading done in multiple accounts under common ownership or control.

-------------------------
VII  OTHER INFORMATION
-------------------------

>    PRICING OF FUND SHARES

     The price of each fund's shares is based on its net asset value. The net asset value of each fund's shares is determined once each day, during which the New York Stock Exchange (NYSE) is open for trading, as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time) (referred to as the valuation time). The NYSE is closed on most national holidays and Good Friday. To determine net asset value, each fund values its assets at current market values, or at fair value as determined by the adviser under the direction of the Board of Trustees that oversees the fund if the Trustees determine that the current market price does not constitute fair value.

     The securities held by a fund that trade in foreign markets are usually valued on the basis of the most recent closing market prices in those markets. Most foreign markets close before the funds' valuation time. For example, for securities primarily traded in the Far East, the most recent closing prices may be as much as 15 hours old at 4:00 p.m., Eastern time. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and the funds' valuation time will not be reflected in a fund's net asset value. However, if a determination is made that such developments are so significant that they will clearly and materially affect the value of a fund's securities, the fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the fund's valuation time. A fund may fair value securities in other situations; for example, when a particular foreign market is closed but the fund is open.

     You will receive the net asset value next calculated, after the deduction of any required tax withholding, if your order is complete (has all required information) and MFSC receives your order by:

     o the valuation time, if placed directly by you (not through a financial adviser such as a broker or bank) to MFSC; or

     o MFSC's close of business, if placed through a financial adviser, so long as the financial adviser (or its authorized designee) received your order by the valuation time.

     Certain funds invest in certain securities which are primarily listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of a fund's shares may change on days when you will not be able to purchase or redeem the fund's shares.

>    DISTRIBUTIONS

     Each fund intends to declare and pay substantially all of its net investment income to its shareholders as dividends on an annual basis. Any realized net capital gains are distributed at least annually.


>    TAX CONSIDERATIONS

     The following discussion is very general. You are urged to consult your tax adviser regarding the effect that an investment in a fund may have on your particular tax situation.

     TAXABILITY OF DISTRIBUTIONS. As long as a fund qualifies for treatment as a regulated investment company (which each fund has done in the past and intends to do in the future), it pays no federal income tax on the earnings and gains it distributes to its shareholders.

          You will normally have to pay federal income tax, and any state or local income taxes, on the distributions you receive from a fund, whether you take the distributions in cash or reinvest them in additional shares. Distributions designated as capital gain dividends are taxable as long-term capital gains. Other distributions are generally taxable as ordinary income. Distributions derived from interest on U.S. Government securities (but not distributions of gains from the sale of those securities) may be exempt from state and local personal income taxes. Some dividends paid in January may be taxable as if they had been paid the previous December.

          The Form 1099 that is mailed to you every January details your distributions and how they are treated for federal income tax purposes.

          Distributions from each fund will reduce its net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you will pay the full price for the shares and then effectively may receive a portion of the purchase price back as a taxable distribution.

          If you are neither a citizen nor a resident of the United States, a fund will withhold U.S. federal income tax at the rate of 30% on income dividends and other payments that are subject to such withholding ("foreign withholding"). You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the fund. Each fund is also required in certain circumstances to apply backup withholding at the rate then in effect on distributions and redemption proceeds paid to any noncorporate shareholder (including a shareholder who is nether a citizen nor a resident of the United States) who does not furnish to the fund certain information and certifications or, in the case of dividends, who is otherwise subject to backup withholding. Under the Economic Growth and Tax Relief Reconciliation Act of 2001, the backup withholding rate will decrease from the current 30% rate to 28% in a series of steps ending on January 1, 2006. Backup withholding will not, however, be applied to payments that have been subject to foreign withholding (described above). Prospective investors in a fund should read its Account Application for additional information regarding backup withholding of federal income tax.


     TAXABILITY OF TRANSACTIONS. When you redeem or exchange shares, it is considered a taxable event for you. Depending on the purchase price and the redemption price of the shares you redeem or exchange, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

>    UNIQUE NATURE OF SERIES

     MFS may serve as the investment adviser to other funds that have investment goals and principal investment policies and risks similar to those of the funds and that may be managed by a fund's portfolio manager(s). While a fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a fund and these similar products, including differences in sales charges, expense ratios and cash flows.

-----------------------------
VIII  FINANCIAL HIGHLIGHTS
-----------------------------

     The financial highlights table is intended to help you understand a fund's financial performance for the past five years, or, if a fund has not been in operation that long, since the time it commenced investment operations. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all distributions). This information has been audited by each fund's independent auditors, whose report, together with the fund's financial statements, are included in the fund's annual report to shareholders. A fund's annual report is available upon request by contacting MFSC (see back cover for address and phone number). These financial statements are incorporated by reference into the SAI. The fund's independent auditors are Deloitte & Touche LLP.

     CORE EQUITY FUND
     ...........................................................................

                                                                          YEAR ENDED JUNE 30,
                                                            -------------------------------------------------       PERIOD ENDED
                                                                 2002               2001               2000       JUNE 30, 1999*
     ----------------------------------------------------------------------------------------------------------------------------
     PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
     Net asset value - beginning of period ..........           $ 9.72             $11.18             $10.70               $10.00
                                                                ------             ------             ------               ------
     Income from investment operations# -
       Net investment income(S) .....................           $ 0.08             $ 0.09             $ 0.07               $ 0.04
       Net realized and unrealized gain (loss) on
        investments and foreign currency ............            (1.56)             (1.48)              0.47                 0.66
                                                                ------             ------             ------               ------
        Total from investment operations ............           $(1.48)            $(1.39)            $ 0.54               $ 0.70
                                                                ------             ------             ------               ------
     Less distributions declared to shareholders -
       From net investment income ...................           $(0.08)            $(0.07)            $(0.05)              $ --
       From net realized gain on investments and
         foreign currency transactions ..............             --                 --                (0.01)                --
                                                                ------             ------             ------               ------
        Total distributions declared to shareholders            $(0.08)            $(0.07)            $(0.06)              $ --
                                                                ------             ------             ------               ------
     Net asset value - end of period ................           $ 8.16             $ 9.72             $11.18               $10.70
                                                                ------             ------             ------               ------
     Total return ...................................           (15.29)%           (12.54)%             5.04%                7.00%++
     RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
       Expenses## ...................................             0.55%              0.57%              0.65%                0.66%+
       Net investment income ........................             0.89%              0.80%              0.69%                0.68%+
     PORTFOLIO TURNOVER .............................               71%                82%                86%                  36%
     NET ASSETS AT END OF PERIOD (000 OMITTED) ......          $13,825            $15,382            $17,298              $12,781

     (S)  The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fee, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:

     Net investment income (loss) ...................           $ 0.00+++          $ 0.04             $ 0.03               $(0.01)
     RATIOS (TO AVERAGE NET ASSETS):
        Expenses## ..................................             1.40%              1.00%              1.04%                1.40%+
        Net investment income (loss) ................             0.04%              0.37%              0.30%               (0.06)%+

       *For the period from the commencement of the fund's investment operations, December 31, 1998, through June 30, 1999.
       +Annualized.
      ++Not annualized.
     +++Per share amount was less than $0.01.
       #Per share data are based on average shares outstanding.
      ##Ratios do not reflect reductions from certain expense offset arrangements.

     EMERGING EQUITIES FUND
     ...........................................................................

                                                                                  YEAR ENDED JUNE 30,
                                                       --------------------------------------------------------------------------
                                                          2002            2001             2000             1999            1998
     ----------------------------------------------------------------------------------------------------------------------------
     PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
     Net asset value - beginning of period ........      $21.55          $31.39           $22.20           $22.95          $21.45
                                                         ------          ------           ------           ------          ------
     Income from investment operations# -
       Net investment loss(S) .....................      $(0.12)         $(0.10)          $(0.12)          $(0.08)         $(0.08)
       Net realized and unrealized gain
         (loss) on investments and foreign
         currency .................................       (4.99)          (1.33)           11.76             0.98            4.54
                                                         ------          ------           ------           ------          ------
         Total from investment operations .........      $(5.11)         $(1.43)          $11.64           $ 0.90          $ 4.46
                                                         ------          ------           ------           ------          ------
     Less distributions declared to shareholders -
       From net realized gain on investments
         and foreign currency transactions ........      $  --           $(6.26)          $(2.45)          $(1.65)         $(2.96)
       In excess of net realized gain on
         investments and foreign currency
         transactions .............................         --            (2.08)             --               --              --
       From paid-in capital .......................         --            (0.07)             --               --              --
                                                         ------          ------           ------           ------          ------
         Total distributions declared to
           shareholders ...........................      $  --           $(8.41)          $(2.45)          $(1.65)         $(2.96)
                                                         ------          ------           ------           ------          ------
     Net asset value - end of period ..............      $16.44          $21.55           $31.39           $22.20          $22.95
                                                         ------          ------           ------           ------          ------
     Total return ...........................            (23.71)%         (3.46)%          54.04%            4.69%          23.51%
     RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
       Expenses## .................................        0.84%           0.82%            0.82%            0.79%           0.76%
       Net investment loss ........................       (0.65)%         (0.40)%          (0.46)           (0.41)%         (0.36)%
     PORTFOLIO TURNOVER ...........................          87%             53%              90%              78%             80%
     NET ASSETS AT END OF PERIOD (000 OMITTED).....    $398,113        $671,080         $744,487         $444,822        $502,393

     (S)  Through December 31, 1998, the investment adviser voluntarily agreed to maintain the expenses of the fund at not more than 0.75% of the average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
     Net investment loss ..........................     $   --          $   --            $  --            $(0.09)         $(0.10)
     RATIOS (TO AVERAGE NET ASSETS):
      Expenses## ..................................         --              --               --              0.83%           0.83%
      Net investment loss .........................         --              --               --             (0.45)%         (0.44)%
      #Per share data are based on average shares outstanding.
     ##Ratios  do  not  reflect  expense  reductions from certain expense offset arrangements.

     INTERNATIONAL EQUITY FUND
     ...........................................................................

                                                                                  YEAR ENDED JUNE 30,
                                                       --------------------------------------------------------------------------
                                                          2002            2001             2000             1999            1998
     ----------------------------------------------------------------------------------------------------------------------------
     PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
     Net asset value - beginning of period .....         $12.17          $16.38           $12.91           $13.88          $13.04
                                                         ------          ------           ------           ------          ------
     Income from investment operations# -
       Net investment income(S) ................         $ 0.09          $ 0.10           $ 0.28           $ 0.15          $ 0.14
       Net realized and unrealized gain (loss)
         on investments and foreign currency ...          (0.41)          (2.83)            3.75            (0.10)           1.12
                                                         ------          ------           ------           ------          ------
         Total from investment operations ......         $(0.32)         $(2.73)          $ 4.03           $ 0.05          $ 1.26
                                                         ------          ------           ------           ------          ------
     Less distributions declared to shareholders -
       From net investment income ..............         $(0.08)         $(0.18)          $(0.07)          $(0.22)         $(0.08)
       From net realized gain on investments and
         foreign currency transactions .........            --            (1.28)           (0.49)           (0.80)          (0.34)
       In excess of net realized gain on
         investments and foreign currency
         transactions ..........................            --            (0.02)             --               --              --
                                                         ------          ------           ------           ------          ------
         Total distributions declared to
           shareholders ........................         $(0.08)         $(1.48)          $(0.56)          $(1.02)         $(0.42)
                                                         ------          ------           ------           ------          ------
     Net asset value - end of period ...........         $11.77          $12.17           $16.38           $12.91          $13.88
                                                         ------          ------           ------           ------          ------
     Total return ..............................          (2.50)%        (17.46)%          31.38%            0.74%          10.13%
     RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
       Expenses## ..............................           0.86%           0.86%            0.85%            0.87%           0.86%
       Net investment income ...................           0.79%           0.70%            1.78%            1.18%           1.08%
     PORTFOLIO TURNOVER ........................             73%             65%              89%             109%             64%
     NET ASSETS AT END OF PERIOD (000 OMITTED) .        $68,193         $54,721          $60,925           $7,667         $12,477

     (S)  The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.10% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

       Net investment income ...................         $ 0.06          $ 0.06           $ 0.24           $ 0.06          $ 0.07
       RATIOS (TO AVERAGE NET ASSETS):
         Expenses## ............................           1.11%           1.11%            1.12%            1.54%           1.39%
         Net investment income .................           0.54%           0.45%            1.51%            0.51%           0.55%
      #Per share data are based on average shares outstanding.
     ##Ratios do not reflect reductions from certain expense offset arrangements.

     INTERNATIONAL RESEARCH FUND
     ...........................................................................
     Financial Highlights are not included because the fund has not had a full calendar year or fiscal year of investment operations.

     LARGE CAP GROWTH FUND
     ...........................................................................

                                                                               YEAR ENDED JUNE 30,
                                                                         -------------------------------             PERIOD ENDED
                                                                            2002                  2001             JUNE 30, 2000*
     ----------------------------------------------------------------------------------------------------------------------------
     PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
     Net asset value - beginning of period .................             $ 7.44                 $ 9.88                    $10.00
                                                                         ------                 ------                    ------
     Income from investment operations# -
       Net investment income(S) ............................             $ 0.02                 $ 0.04                    $ 0.03
       Net realized and unrealized loss on investments and
         foreign currency ..................................              (1.98)                 (2.40)                    (0.15)
                                                                         ------                 ------                    ------
         Total from investment operations ..................             $(1.96)                $(2.36)                   $(0.12)
                                                                         ------                 ------                    ------
     Less distributions declared to shareholders -
       From net investment income ..........................             $(0.02)                $(0.02)                   $ --
     In excess of net realized gain on investments and
       foreign currency transactions .......................               --                    (0.06)                     --
                                                                         ------                 ------                    ------
       Total distributions declared to shareholders ........             $(0.02)                $(0.08)                   $ --
                                                                         ------                 ------                    ------
     Net asset value - end of period .......................             $ 5.46                 $ 7.44                    $ 9.88
                                                                         ------                 ------                    ------
     Total return ..........................................             (26.44)%               (24.07)%                   (1.20)%++
     RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
       Expenses## ..........................................               0.55%                  0.56%                     0.57%+
       Net investment income ...............................               0.27%                  0.47%                     0.96%+
     PORTFOLIO TURNOVER ....................................                217%                   314%                       98%
     NET ASSETS AT END OF PERIOD (000 OMITTED) .............           $180,275               $113,893                   $15,242

     (S)  The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.05% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:

     Net investment income (loss) ..........................             $(0.00)+++             $ 0.01                    $(0.01)
     RATIOS (TO AVERAGE NET ASSETS):
       Expenses## ..........................................               0.88%                  0.90%                     1.87%+
       Net investment income (loss) ........................              (0.06)%                 0.13%                    (0.34)%+

       *For the period from the commencement of the fund's investment operations, February 22, 2000, through June 30, 2000.
       +Annualized.
      ++Not annualized.
     +++Per share amount was less than $0.01.
       #Per share data are based on average shares outstanding.
      ##Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.

     LARGE CAP VALUE FUND
     ...........................................................................

                                                                          YEAR ENDED         PERIOD ENDED
                                                                       JUNE 30, 2002       JUNE 30, 2001*
     -------------------------------------------------------------------------------------------------------
     PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
     Net asset value - beginning of period .............................      $ 9.91               $10.00
                                                                              ------               ------
     Income from investment operations# -
       Net investment income(S) ........................................      $ 0.16               $ 0.02
       Net realized and unrealized loss on investments and foreign
         currency ......................................................       (0.82)               (0.11)
                                                                              ------               ------
         Total from investment operations ............................        $(0.66)              $(0.09)
                                                                              ------               ------
     Less distributions declared to shareholders from net investment
       income ..........................................................      $(0.05)              $  --
                                                                              ------               ------
     Net asset value - end of period ...................................      $ 9.20               $ 9.91
                                                                              ------               ------
     Total return ......................................................       (6.64)%              (0.90)%++
     RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
       Expenses## ......................................................        0.55%                0.55%+
       Net investment income ...........................................        1.64%                1.73%+
     PORTFOLIO TURNOVER ................................................          60%                  11%
     NET ASSETS AT END OF PERIOD (000 OMITTED) .........................     $69,242              $12,018

     (S)  The investment adviser contractually agreed under a temporary expense agreement to pay all the fund's operating expenses, exclusive of management fee in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income (loss) per share and the ratios would have been:

        Net investment income (loss) ..................................      $  0.14             $  (0.03)
        RATIOS (TO AVERAGE NET ASSETS):
          Expenses## ..................................................         0.77%                4.88%+
          Net investment income (loss) ................................         1.42%               (2.60)%+

      *For the period from the commencement of the fund's investment operations, May 1, 2001, through June 30, 2001.
      +Annualized.
     ++Not annualized.
      #Per share data are based on average shares outstanding.
     ##Ratios do not reflect expense reductions from certain expense offset arrangements.

     MID CAP FUND
     ...........................................................................

                                                                                  YEAR ENDED JUNE 30,
                                                       --------------------------------------------------------------------------
                                                          2002            2001             2000             1999            1998
     ----------------------------------------------------------------------------------------------------------------------------
     PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
     Net asset value - beginning of period ........      $13.04          $26.08           $16.28           $15.04          $12.25
                                                         ------          ------           ------           ------          ------
     Income from investment operations# -
       Net investment loss(S) .....................      $(0.03)         $(0.03)          $(0.08)          $(0.01)         $(0.02)
       Net realized and unrealized gain (loss)
         on investments ...........................       (6.31)          (3.49)           12.51             2.96            3.45
                                                         ------          ------           ------           ------          ------
         Total from investment operations .........      $(6.34)         $(3.52)          $12.43           $ 2.95          $ 3.43
                                                         ------          ------           ------           ------          ------
     Less distributions declared to shareholders -
       From net realized gain on investments             $(0.13)         $(9.52)          $(2.63)          $(1.71)         $(0.64)
       In excess of net realized gain on
         investments ...............................      (0.09)           --                --              --              --
                                                         ------          ------           ------           ------          ------
         Total distributions declared to
           shareholders ............................     $(0.22)         $(9.52)          $(2.63)          $(1.71)         $(0.64)
                                                         ------          ------           ------           ------          ------
     Net asset value - end of period ...............     $ 6.48          $13.04           $26.08           $16.28          $15.04
                                                         ------          ------           ------           ------          ------
     Total return ..................................     (49.30)%        (15.69)%          80.56%           22.05%          29.15%
     RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
       Expenses## ..................................       0.66%           0.66%            0.72%            0.66%           0.66%
       Net investment loss .........................      (0.32)%         (0.16)%          (0.37)%          (0.07)%         (0.17)%
     PORTFOLIO TURNOVER ............................        125%            103%             156%             147%            143%
     NET ASSETS AT END OF PERIOD (000 OMITTED)......   $134,559        $245,461         $127,004          $61,902         $48,936

     (S)  From May 3, 1996 through October 31, 1999, and from July 1, 2000 through June 30, 2002, the investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.05% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
       Net investment loss .........................     $(0.04)         $(0.03)          $(0.09)          $(0.03)         $(0.04)
       RATIOS (TO AVERAGE NET ASSETS):
         Expenses## ................................       0.74%           0.71%            0.75%            0.80%           0.83%
         Net investment loss .......................      (0.40)%         (0.21)%          (0.40)%          (0.21)%         (0.35)%

      #Per share data are based on average shares outstanding.
     ##Ratios do not reflect reductions from certain expense offset arrangements.

     REIT FUND
     ...........................................................................

                                                                          YEAR ENDED         PERIOD ENDED
                                                                       JUNE 30, 2002       JUNE 30, 2001*
     -------------------------------------------------------------------------------------------------------
     PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
     Net asset value - beginning of period .............................      $10.83               $10.00
                                                                              ------               ------
     Income from investment operations# -
       Net investment income(S) ........................................     $  0.64              $  0.27
       Net realized and unrealized gain on investments
         and foreign currency ..........................................        1.18                 0.56
                                                                              ------               ------
        Total from investment operations ............................        $  1.82              $  0.83
                                                                              ------               ------
     Less distributions declared to shareholders -
       From net investment income ......................................    $  (0.60)                --
       From net realized gain on investments and foreign currency
         transactions ..................................................       (0.08)                --
                                                                              ------               ------
         Total distributions declared to shareholders ................      $  (0.68)                --
                                                                              ------               ------
     Net asset value - end of period ...................................      $11.97               $10.83
                                                                              ------               ------
     Total return ......................................................       17.62%                8.30%++
     RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
       Expenses## ......................................................        0.84%                0.84%+
       Net investment income ...........................................        5.76%                5.39%+
     PORTFOLIO TURNOVER ................................................          29%                   7%
     NET ASSETS AT END OF PERIOD (000 OMITTED) .........................      $3,821               $3,250

     (S)  The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.10% of average daily net assets. To the extent that actual expenses were over this limitation, the net investment income per share and the ratios would have been:

        Net investment income .........................................      $  0.49              $  0.08
        RATIOS (TO AVERAGE NET ASSETS):
          Expenses## ..................................................         2.15%                4.59%+
          Net investment income .......................................         4.45%                1.64%+
      *For the period from the commencement of the fund's investment operations, December 29, 2000, through June 30, 2001.
      +Annualized.
     ++Not annualized.
      #Per share data are based on average shares outstanding.
     ##Ratios do not reflect expense reductions from certain expense offset arrangements.

     RESEARCH FUND
     ...........................................................................

                                                                                  YEAR ENDED JUNE 30,
                                                       --------------------------------------------------------------------------
                                                          2002            2001             2000             1999            1998
     ----------------------------------------------------------------------------------------------------------------------------
     PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
     Net asset value - beginning of period               $10.62          $16.52           $16.27           $14.76          $12.10
                                                         ------          ------           ------           ------          ------
     Income from investment operations# -
       Net investment income(S) .....................    $ 0.06          $ 0.04           $ 0.03           $ 0.05          $ 0.07
       Net realized and unrealized gain (loss)
         on investments and foreign currency ..           (2.46)          (3.25)            3.24             1.99            3.07
                                                         ------          ------           ------           ------          ------
         Total from investment operations ...........    $(2.40)         $(3.21)          $ 3.27           $ 2.04          $ 3.14
                                                         ------          ------           ------           ------          ------
     Less distributions declared to shareholders -
       From net investment income ...................    $(0.09)         $(0.03)          $(0.08)          $(0.03)         $(0.05)
       From net realized gain on investments
         and foreign currency transactions ..........      --             (2.36)           (2.94)           (0.50)          (0.43)
     In excess of net realized gain on
       investments and foreign currency transactions       --             (0.30)            --               --              --
                                                         ------          ------           ------           ------          ------
         Total distributions declared to
           shareholders .............................    $(0.09)         $(2.69)          $(3.02)          $(0.53)         $(0.48)
                                                         ------          ------           ------           ------          ------
     Net asset value - end of period ................    $ 8.13          $10.62           $16.52           $16.27          $14.76
                                                         ------          ------           ------           ------          ------
     Total return ...................................    (22.69)%        (21.58)%          21.67%           14.12%          26.86%
     RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA(S):
       Expenses## ...................................      0.56%           0.56%            0.66%            0.66%           0.65%
       Net investment income ........................      0.62%           0.31%            0.21%            0.37%           0.49%
     PORTFOLIO TURNOVER .............................       179%*            99%              99%              99%             73%
     NET ASSETS AT END OF PERIOD (000 OMITTED)          $19,223         $52,315          $73,159          $61,467        $100,377

     (S)  The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation, net investment income per share and the ratios would have been:

       Net investment income ........................    $ 0.03          $ 0.01           $ 0.01           $ 0.04          $ 0.05
       RATIOS (TO AVERAGE NET ASSETS):
         Expenses## .................................      0.87%           0.78%            0.77%            0.77%           0.76%
         Net investment income ......................      0.31%           0.09%            0.10%            0.26%           0.38%

      #Per share data are based on average shares outstanding.
     ##Ratios do not reflect reductions from certain expense offset arrangements.
      *The high portfolio turnover rate during this period is the result of a large in-kind purchase into the fund followed shortly by the in-kind redemption thereof. This investor's assets were initially in an MFS research separate account and returned to that separate account. The portfolio turnover rate for this period, absent these in-kind transactions, would have been 102.5%. Because these transactions were in-kind, the fund did not incur any brokerage commission expenses in relation thereto.

------------
APPENDIX A
------------

>    INVESTMENT TECHNIQUES AND PRACTICES

     In pursuing its investment objective, each fund may engage in the following principal and non-principal investment techniques and practices. Investment techniques and practices which are the principal focus of a fund are described, together with their risks, in the Risk Return Summary of the Prospectus. Both principal and non-principal investment techniques and practices are described, together with their risks, in the SAI.


     INVESTMENT TECHNIQUES/PRACTICES
     ...........................................................................
     SYMBOLS          x  permitted          -- not permitted
     --------------------------------------------------------------------------

                                                 CORE    EMERGING  INTERNATIONAL
                                                EQUITY   EQUITIES     EQUITY
                                                 FUND      FUND        FUND
                                                ------   --------  -------------
     Debt Securities
       Asset-Backed Securities
         Collateralized Mortgage Obligations
           and Multiclass Pass-Through
           Securities                             --        --           --
         Corporate Asset-Backed Securities        --        --           --
         Mortgage Pass-Through Securities         --        --          --
         Stripped Mortgage-Backed Securities      --        --          --
  Corporate Securities                              x        x          --
  Loans and Other Direct Indebtedness              --        --         --
  Lower Rated Bonds                                --        --         --
  Municipal Bonds                                  --        --         --
  U.S. Government Securities                        x        x          x
  Variable and Floating Rate Obligations            x        x          --
  Zero  Coupon  Bonds,  Deferred Interest Bonds
    and PIK Bonds                                   x        --         --
Equity Securities                                   x        x          x
    Foreign Securities Exposure
  Brady Bonds                                      --        --         --
  Depositary Receipts                               x        x          x
  Dollar-Denominated Foreign Debt Securities       --        x          --
  Emerging Markets                                 --        x          x
  Foreign Securities                                x*        x         x
Forward Contracts                                   x         x         x
Futures Contracts                                   x         x         x
Indexed Securities/Structured Products             --         --        --
Inverse Floating Rate Obligations                  --         --        --
    Investment in Other Investment Companies
  Open-End Funds                                    x         x         x
  Closed-End Funds                                  x         x         x
Lending of Portfolio Securities                     x         x         x
    Leveraging Transactions
  Bank Borrowings                                  --         --        --
  Mortgage "Dollar-Roll" Transactions              --         x         --
  Reverse Repurchase Agreements                    --         --        --
    Options
  Options on Foreign Currencies                    --         --        x
  Options on Futures Contracts                     --         x         x
  Options on Securities                            --         x         x
  Options on Stock Indices                         --         x         x
  Reset Options                                    --         --        --
  "Yield Curve" Options                            --         --        --
Repurchase Agreements                               x         x         x
Short Sales                                        --         --        --
Short Term Instruments                              x         x         x
Swaps and Related Derivative Instruments           --         --        --
Temporary Borrowings                                x         x         x
Temporary Defensive Positions                       x         x         x
"When-Issued" Securities                            x         --        x
    ----------
    *U.S. exchange-listed foreign securities only.

    INVESTMENT TECHNIQUES/PRACTICES
    ..........................................................................
    SYMBOLS          x  permitted          -- not permitted
    --------------------------------------------------------------------------

                                   INTERNATIONAL LARGE CAP
                                      RESEARCH     GROWTH   LARGE CAP  MID CAP
                                        FUND        FUND   VALUE FUND   FUND
                                   ------------- --------- ----------  -------
    Debt Securities
      Asset-Backed Securities
    Collateralized Mortgage
      Obligations and Multiclass
      Pass-Through Securities            --          --        x         --
    Corporate Asset-Backed Securities    --          --        x         --
    Mortgage Pass-Through Securities      x          --        x         --
    Stripped Mortgage-Backed Securities  --          --        x         --
  Corporate Securities                    x          x         x         x
  Loans and Other Direct Indebtedness    --          --        x         --
  Lower Rated Bonds                      --          x         x         x
  Municipal Bonds                        --          --        x         --
  U.S. Government Securities              x          x         x         x
  Variable and Floating Rate
    Obligations                          --          x         x         x
  Zero Coupon Bonds, Deferred
    Interest Bonds and PIK Bonds         --          x         x         x
Equity Securities                         x          x         x         x
Foreign Securities Exposure
  Brady Bonds                            --          --        --        --
  Depositary Receipts                     x          x         x         x
  Dollar-Denominated Foreign Debt
    Securities                            x          --        --        --
  Emerging Markets                        x          --        --        x
  Foreign Securities                      x          x*        x*        x
Forward Contracts                         x          x         x         x
Futures Contracts                         x          x         x         x
Indexed Securities/Structured Products    x          --        x         --
Inverse Floating Rate Obligations        --          --        --        --
Investment in Other Investment Companies
  Open-End Funds                          x          x         x         x
  Closed-End Funds                        x          x         x         x
Lending of Portfolio Securities           x          x         x         x
    Leveraging Transactions
  Bank Borrowings                        --          --        --        --
  Mortgage "Dollar-Roll" Transactions    --          --        x         --
  Reverse Repurchase Agreements          --          --        --        --
  Options
      Options on Foreign Currencies         x          x         x         x
      Options on Futures Contracts          x          x         x         x
      Options on Securities                 x          x         x         x
      Options on Stock Indices              x          x         x         x
      Reset Options                         x          --        x         --
      "Yield Curve" Options                 x          --        x         --
    Repurchase Agreements                   x          x         x         x
    Short Sales                            --          --        --        --
    Short Term Instruments                  x          x         x         x
    Swaps and Related Derivative
      Instruments                          --          --        x         --
    Temporary Borrowings                    x          x         x         x
    Temporary Defensive Positions           x          x         x         x
    "When-Issued" Securities                x          x         x         x
    ----------
    *U.S. exchange-listed foreign securities only.

    INVESTMENT TECHNIQUES/PRACTICES
...............................................................................
    SYMBOLS          x  permitted          -- not permitted
    --------------------------------------------------------------------------

                                                                     RESEARCH
                                                           REIT FUND   FUND
                                                             ------   ------
    Debt Securities
      Asset-Backed Securities
       Collateralized Mortgage Obligations and Multiclass
          Pass-Through Securities                              x        --
       Corporate Asset-Backed Securities                       x        --
       Mortgage Pass-Through Securities                        x        --
       Stripped Mortgage-Backed Securities                     x        --
  Corporate Securities                                         x         x
  Loans and Other Direct Indebtedness                          x        --
  Lower Rated Bonds                                            x         x
  Municipal Bonds                                              x        --
  U.S. Government Securities                                   x         x
  Variable and Floating Rate Obligations                       x         x
  Zero Coupon Bonds, Deferred Interest Bonds and PIK Bonds     x        --
Equity Securities                                              x         x
    Foreign Securities Exposure
  Brady Bonds                                                  x        --
  Depositary Receipts                                          x         x
  Dollar-Denominated Foreign Debt Securities                   x        --
  Emerging Markets                                             x        --
  Foreign Securities                                           x         x*
Forward Contracts                                              x         x
Futures Contracts                                              x         x
Indexed Securities/Structured Products                         x         x
Inverse Floating Rate Obligations                              --       --
Investment in Other Investment Companies
  Open-End Funds                                               x         x
  Closed-End Funds                                             x         x
Lending of Portfolio Securities                                x         x
Leveraging Transactions
  Bank Borrowings                                              --       --
  Mortgage "Dollar-Roll" Transactions                          x        --
  Reverse Repurchase Agreements                                --       --
Options
  Options on Foreign Currencies                                x        --
  Options on Futures Contracts                                 x        --
  Options on Securities                                        x        --
  Options on Stock Indices                                     x        --
  Reset Options                                                x        --
  "Yield Curve" Options                                        x        --
Repurchase Agreements                                          x         x
Short Sales                                                    --       --
Short Term Instruments                                         x         x
Swaps and Related Derivative Instruments                       x        --
Temporary Borrowings                                           x         x
Temporary Defensive Positions                                  x         x
"When-Issued" Securities                                       x        --
    ----------
    *U.S. exchange-listed foreign securities only.

MFS(R) INSTITUTIONAL TRUST

If you want more information about the funds, the following documents are available free upon request:


ANNUAL/SEMIANNUAL REPORTS. These reports contain information about the funds' actual investments. Annual reports discuss the effect of recent market conditions on the funds' investment strategy and on performance during their last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI). The SAI, dated November 1, 2002 provides more detailed information about the funds and is incorporated into this prospectus by reference.


YOU CAN GET FREE COPIES OF THE ANNUAL/SEMIANNUAL REPORTS, THE SAI AND OTHER INFORMATION ABOUT THE FUNDS, AND MAKE INQUIRIES ABOUT THE FUNDS, BY CONTACTING:

    MFS Service Center, Inc.
    2 Avenue de Lafayette
    Boston, MA 02111-1738
    Telephone: 1-800-637-2262

Information about the funds (including their prospectus, SAI and shareholder reports) can be reviewed and copied at the:

    Public Reference Room
    Securities and Exchange Commission
    Washington, D.C., 20549-6009

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission's Internet website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@secgov or by writing the Public Reference Section at the above address.

    The Trust's Investment Company Act file number is 811-6174.

--------------------------------------------------------------------------------
MFS(R) INSTITUTIONAL TRUST
--------------------------------------------------------------------------------
NOVEMBER 1, 2002


MFS(R) LOGO                                              STATEMENT OF ADDITIONAL
INVESTMENT MANAGEMENT                                                INFORMATION


MFS(R) INSTITUTIONAL TRUST
500 BOYLSTON STREET, BOSTON, MA 02116
(617) 954-5000



This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information that may be of interest to investors but that is not necessarily included in the Funds' Prospectus dated November 1, 2002 as supplemented from time to time. The Fund's financial statements are incorporated into this SAI by reference to the Funds' most recent Annual Report to shareholders. A copy of the Annual Report accompanies this SAI. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

This SAI relates to the nine Funds identified on page three hereof. Shares of these Funds are designed for sale to institutional investor clients of MFS and MFS Institutional Advisors, Inc., a wholly owned subsidiary of MFS, and other similar investors.


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

STATEMENT OF ADDITIONAL INFORMATION


  TABLE OF CONTENTS
                                                                            Page
I    Definitions .........................................................    3
II   Investment Techniques, Practices and Risks ..........................    3
III  Investment Restrictions .............................................    3
IV   Management of the Funds .............................................    4
         Board Oversight .................................................    4
         Trustees and Officers -- Identification and Background ..........    4
         Trustee Compensation and Committees .............................    4
         Share Ownership .................................................    4
         Indemnification of Trustees and Officers ........................    4
         Investment Adviser ..............................................    5
         Investment Advisory Agreement ...................................    5
         Investment Sub-Adviser ..........................................    6
         Sub-Advisory Agreement ..........................................    6
         Advisory Compensation ...........................................    6
         Administrator ...................................................    7
         Custodian .......................................................    7
         Shareholder Servicing Agent .....................................    7
         Distributor .....................................................    8
         Code of Ethics ..................................................    8
V    Portfolio Transactions and Brokerage Commissions ....................    8
VI   Tax Considerations ..................................................   10
VII  Net Income and Distributions ........................................   l2
VIII Determination of Net Asset Value ....................................   l2
IX   Performance Information .............................................   13
X    Descriptions of Shares, Voting Rights and Liabilities ...............   15
XI   Independent Auditors and Financial Statements .......................   16
     Appendix A -- Trustees and Officers -- Identification and Background   A-1
     Appendix B -- Trustee Compensation and Committees ...................  B-1
     Appendix C -- Share Ownership .......................................  C-1
     Appendix D -- Investment Techniques, Practices and Risks ............  D-1
     Appendix E -- Description of Bond Ratings ...........................  E-1
     Appendix F -- Performance Quotation .................................  F-1

I   DEFINITIONS
    "Trust" - MFS Institutional Trust, a Massachusetts business trust organized on September 13, 1990.


    "Core Equity Fund" - MFS Institutional Core Equity Fund, a diversified series of the Trust.*

    "Emerging Equities Fund" - MFS Institutional Emerging Equities Fund, a diversified series of the Trust.*

    "International Equity Fund" - MFS Institutional International Equity Fund, a diversified series of the Trust.*

    "International Research Fund" - MFS Institutional International Research Equity Fund, a diversified series of the Trust.*

    "Large Cap Growth Fund" - MFS Institutional Large Cap Growth Fund, a diversified series of the Trust.*

    "Large Cap Value Fund" - MFS Institutional Large Cap Value Fund, a diversified series of the Trust.*

    "Mid Cap Fund" - MFS Institutional Mid Cap Growth Fund, a diversified series of the Trust* formerly known as MFS Institutional Mid-Cap Growth Equity Fund until its name was changed on October 16, 1997.

    "REIT Fund" - MFS Institutional Real Estate Investment Fund, a non-diversified series of the Trust.

    "Research Fund" - MFS Institutional Research Fund, a diversified series of the Trust.*

    "Funds" - Core Equity Fund, Emerging Equities Fund, International Equity Fund, International Research Fund, Large Cap Growth Fund, Large Cap Value Fund, Mid Cap Fund, REIT Fund and Research Fund.

    "MFS" or the "Adviser" - Massachusetts Financial Services Company, a Delaware corporation.

    "MFD" - MFS Fund Distributors, Inc., a Delaware Corporation.

    "Prospectus" - The Prospectus of the Funds, dated November 1, 2002 as amended or supplemented from time to time.

    Other capitalized terms not defined herein have the respective meanings ascribed thereto in Appendix D to this SAI.
    ----------------
    *Being a diversified series of the Trust means that, with respect to 75% of its total assets, the series may not (1) purchase more than 10% of the outstanding voting securities of any one issuer, or (2) purchase securities of any issuer if, as a result, more than 5% of the series' total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities or to investments in other investment companies.

II  INVESTMENT TECHNIQUES, PRACTICES AND RISKS
    The investment objective(s) and principal investment policies of each Fund are described in the Prospectus. In pursuing its investment objective(s) and investment policies, a Fund may engage in a number of investment techniques and practices, which involve certain risks. These investment techniques and practices, which may be changed without shareholder approval, are identified in Appendix A to the Prospectus and are more fully described, together with their associated risks, in Appendix D to this SAI. The following percentage limitations (as a percentage of net assets) apply to certain of these investment techniques and practices:


                                       PERCENTAGE LIMITATION
        INVESTMENT POLICY              (BASED ON NET ASSETS)


    1. CORE EQUITY FUND
       Foreign Securities (ADRs and
       U.S. exchange-listed foreign
       securities only): ............   10%
    2. EMERGING EQUITIES FUND
       Foreign Securities: ..........  up to (but not including) 20%
    3. INTERNATIONAL EQUITY FUND
       Foreign Securities: ..........  100%
       Emerging Market Securities: ..   25%
    4. INTERNATIONAL RESEARCH FUND
       Emerging Market Securities: ..   25%
       Options* .....................    5%
    5. LARGE CAP GROWTH FUND
       Foreign Securities (ADRs and
       U.S. exchange-listed foreign
       securities only): ............   10%
    6. LARGE CAP VALUE FUND
       Foreign Securities (ADRs and
       U.S. exchange-listed foreign
       securities only): ............   10%
       Lower Rated Bonds: ...........  up to (but not including) 20%
       Options* .....................    5%
    7. MID CAP FUND
       Foreign Securities: ..........  up to (but not including) 20%
       Lower Rated Bonds: ...........  up to (but not including) 10%
    8. REIT FUND
       Foreign Securities: ..........   20%
       Options* .....................    5%
    9. RESEARCH FUND
       Foreign Securities (ADRs and
       U.S. exchange-listed foreign
       securities only): ............   10%
       Lower Rated Bonds: ...........   10%


    *Investing in Options is not a principal focus of any of the Funds.

III INVESTMENT RESTRICTIONS


    INVESTMENT RESTRICTIONS. The Trust on behalf of each Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of that Fund's shares which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the Fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the Fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the Fund.

    As fundamental investment restrictions, each Fund may not:

         (1) borrow money except to the extent such borrowing is not prohibited by the Investment Company Act of 1940, as amended (the "1940 Act"), and exemptive orders granted under such Act;

         (2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in selling a portfolio security;


         (3) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, Forward Contracts and Futures Contracts and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

         (4) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; and

         (5) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, Futures Contracts and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, Futures Contracts and Forward Contracts) acquired as a result of the ownership of securities.

    Each Fund, other than the REIT Fund, may not:

         (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

    The REIT Fund may not:

         (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that the REIT Fund will invest at least 25% or more of its assets in the real estate group of industries.

    In addition, each Fund has adopted the following non-fundamental policy, which may be changed without shareholder approval. Each Fund will not:

         (1) Invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists), if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of a Fund's limitation on investment in illiquid securities. Securities that are not registered under the 1933 Act and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation.


Except for fundamental investment restriction (1) and each Fund's non-fundamental investment policy regarding investing in illiquid securities, these investment restrictions and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy. In the event the investments exceed the percentage specified in non-fundamental policy (1), each Fund will reduce the percentage of its assets invested in illiquid investments in due course, taking into account the best interests of shareholders.

IV  MANAGEMENT OF THE FUNDS

    BOARD OVERSIGHT
    The Board of Trustees of the Trust provides broad supervision over the affairs of each Fund. MFS is responsible for the investment management of each Fund's assets and the officers of the Trust are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years (their titles may have varied during that period).

    TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND
    The identification and background of the Trustees and officers of the Trust are set forth in Appendix A to this SAI.

    TRUSTEE COMPENSATION AND COMMITTEES
    Compensation paid to the non-interested Trustees and to Trustees who are not officers of the Trust, for certain specified periods, as well as information regarding the committees of the Board of Trustees, is set forth in Appendix B to this SAI.

    SHARE OWNERSHIP
    Information concerning the ownership of Fund shares by Trustees and officers of the Trust as a group, as well as the dollar range value of each Trustee's share ownership in each Fund and, on an aggregate basis in all MFS funds, by investors who control a Fund, if any, and by investors who own 5% or more of any class of Fund shares, if any, is set forth in Appendix C to this SAI.

    INDEMNIFICATION OF TRUSTEES AND OFFICERS
    The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is determined that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices, or with respect to any matter, unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined pursuant to the Declaration of Trust, that they have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

    INVESTMENT ADVISER
    The Trust has retained Massachusetts Financial Services Company ("MFS" or the "Adviser") as each Fund's investment adviser. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect wholly owned subsidiary of Sun Life Financial Services of Canada Inc. (a diversified financial services organization).

    INVESTMENT ADVISORY AGREEMENT -- The Adviser manages each Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement") for all of the Funds in the Trust. Under the Advisory Agreement, the Adviser provides each Fund with overall investment advisory services. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for each Fund. For these services and facilities, the Adviser receives an annual investment advisory fee, computed and paid monthly, as disclosed in the Prospectus under the heading "Management of the Funds."


      The Adviser pays the compensation of the Trust's officers and of any Trustee who is an officer of the Adviser. The Adviser also furnishes at its own expense investment advisory and administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing each Fund's investments and effecting its portfolio transactions.

      The Advisory Agreement has an initial two year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" of this SAI) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of the Fund's shares (as defined in "Investment Restrictions" of this SAI), or by either party on not more than 60 days' nor less than 30 days' written notice.


    In connection with their deliberations with regard to approval of the Funds' current investment advisory agreement with MFS and REIT's current sub-advisory agreement with Sun Capital Advisers, Inc. (Sun Capital), the Trustees considered such information and factors as they believe, in the light of the legal advice furnished to them and their own business judgment, to be relevant to the interests of the shareholders of the Funds. Such factors include the nature, quality and extent of the services furnished by MFS and Sun Capital to the Funds; the investment record of the Funds; comparative data as to investment performance, advisory fees and expense ratios; possible economies of scale; the necessity of MFS and Sun Capital maintaining their ability to continue to retain and attract capable personnel to serve the Funds; the risks assumed by MFS and Sun Capital; possible benefits to MFS and Sun Capital from serving as adviser of the Funds and from providing certain administrative services to the Funds and from affiliates of MFS and Sun Capital serving as principal underwriter and shareholder servicing agent of the Funds; current and developing conditions in the financial services industry, including the entry into the industry of large and well-capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; the existence of appropriate incentives to assure that MFS and Sun Capital will continue to furnish high quality services to the Funds; and various other factors. The non-interested Trustees were assisted in this process by their own legal counsel from whom they received separate legal advice. Based upon their review, the Trustees determined that the investment advisory agreement and sub-advisory agreement were reasonable, fair and in the best interests of the Funds and their shareholders. The Trustees also concluded that the fees provided in the investment advisory agreement and sub-advisory agreement were fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.


    The Advisory Agreement may be approved, renewed, amended or terminated as to one Fund in the Trust, even though the Agreement is not approved, renewed, amended or terminated as to any other Fund in the Trust.

    The Advisory Agreement grants to the Trust and each Fund a non-exclusive and non-transferable right and sub-license to use the names "Massachusetts Financial Services," "MFS" or any derivatives or logos associated with those names. If MFS for any reason no longer serves as investment adviser to a Fund, the Fund will promptly cease to use these MFS marks. MFS may permit other clients to use these MFS marks in their names or other material.

    The Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Fund, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its or their duties and obligations under the Advisory Agreement.

    Pursuant to the Advisory Agreement, each Fund acknowledges that the Adviser is free to render investment and/or other services to others, but that the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner. Each Fund also acknowledges under the Advisory Agreement that whenever the Fund and one or more other funds or accounts advised by the Adviser have money available for investment, investments or opportunities to sell investments will be allocated in a manner believed by the Adviser to be fair and equitable to each client. The Advisory Agreement provides that the Adviser may cause a Fund to pay a broker or dealer a higher commission than another broker or dealer might have charged for effecting that transaction, if the Adviser determines, in good faith, that the higher commission was reasonable in relation to the value of brokerage and research services provided by the broker or dealer. For more information about the Funds' investment allocation and brokerage practices, see "Portfolio Transactions and Brokerage Commissions" below.


    INVESTMENT SUB-ADVISER -- MFS has engaged Sun Capital Advisers, Inc. (referred to as Sun Capital or the Sub-Adviser) for the REIT Fund. Sun Capital is located at One Sun Life Executive Park, Wellesley Hills, Massachusetts 02481. Sun Capital is an indirect wholly-owned subsidiary of Sun Life Financial Services of Canada Inc. ("Sun Life Financial"), a corporation organized in Canada. Sun Life Financial and its affiliates currently transact business in Canada, the United States, the United Kingdom, Asia Pacific and South America. Sun Life Financial is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London, and Manila stock exchanges.

      The Sub-Adviser is a Delaware corporation and a registered investment adviser. The Sub-Adviser provides investment management and supervisory services to mutual funds and pension and profit-sharing accounts.


    SUB-ADVISORY AGREEMENT -- Sun Capital serves as the REIT Fund's Sub- Adviser pursuant to a Sub-Investment Advisory Agreement between the Adviser and Sun Capital (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement provides that the Adviser may delegate to Sun Capital the authority to make investment decisions for the REIT Fund. It is presently intended that Sun Capital will provide portfolio management services for the REIT Fund. For these services, the Adviser pays the Sub-Adviser an investment advisory fee, computed and paid quarterly in arrears, at the annual rate of 0.35% of the REIT Fund's average daily net assets. The Sub- Advisory Agreement will continue in effect provided that such continuance is specifically approved at least annually by the Board of Trustees or by the vote of a majority of the REIT Fund's outstanding shares, and, in either case, by a majority of the Trustees who are not parties to the Sub- Advisory Agreement or interested persons of any such party. The Sub- Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by the Trustees, by vote of a majority of the REIT Fund's outstanding shares, or by the Adviser or Sub-Adviser on not less than 30 days' nor more than 60 days' written notice. The Sub-Advisory Agreement specifically provides that neither the Sub-Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the REIT Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement.


    ADVISORY COMPENSATION
    Each Fund paid compensation to MFS over the specified periods as follows:


                                                        NET AMOUNT
                                                        PAID TO MFS    AMOUNT
                                                        FOR ADVISORY   WAIVED
    FISCAL YEAR ENDED                                   SERVICES       BY MFS
    --------------------------------------------------------------------------
    Core Equity Fund
      June 30, 2002                                      $   81,008   $  7,350
      June 30, 2001                                          98,806      8,963
      June 30, 2000                                          77,665          0
    Emerging Equities Fund
      June 30, 2002                                      $4,240,987   $      0
      June 30, 2001                                       5,232,400          0
      June 30, 2000                                       4,337,270          0
    International Equity Fund
      June 30, 2002                                      $  427,721   $      0
      June 30, 2001                                         427,017          0
      June 30, 2000                                         308,065         0
    International Research Fund
      June 30, 2002                                             N/A        N/A
      June 30, 2001                                             N/A        N/A
      June 30, 2000                                             N/A        N/A
    Large Cap Growth Fund
      June 30, 2002                                      $  799,908   $397,796
      June 30, 2001                                         303,359    150,272
      June 30, 2000                                          10,831      5,201
    Large Cap Value Fund
      June 30, 2002                                      $  311,684   $ 28,032
      June 30, 2001                                           3,118        269
      June 30, 2000                                             N/A        N/A
    Mid Cap Fund
      June 30, 2002                                      $1,111,052   $      0
      June 30, 2001                                       1,013,440          0
      June 30, 2000                                         538,196          0
    REIT Fund
      June 30, 2002                                      $   24,026   $      0
      June 30, 2001                                          10,468          0
      June 30, 2000                                             N/A        N/A
    Research Fund
      June 30, 2002                                      $  195,281   $ 17,672
      June 30, 2001                                         339,755     30,987
      June 30, 2000                                         389,245          0

      The Trust pays the compensation of the Trustees who are "not affiliated" with MFS and all expenses of each Fund (other than those assumed by MFS) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to a Fund; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of a Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the Fund's custodian, for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of a Fund; organizational and start up costs; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which a Fund is a party or otherwise may have an exposure, and the legal obligation which a Fund may have to indemnify the Trust's Trustees and officers with respect thereto. Expenses relating to the issuance, registration and qualification of shares of each Fund and the preparation, printing and mailing of prospectuses for such purposes are borne by each Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series are allocated between the series in a manner believed by management of the Trust to be fair and equitable.


    ADMINISTRATOR
    MFS provides each Fund with certain financial, legal, compliance, shareholder communications and other administrative services pursuant to a Master Administrative Services Agreement. Under this Agreement, each Fund pays MFS an administrative fee of up to 0.0175% on the first $2.0 billion; 0.0130% on the next $2.5 billion; 0.0005% on the next $2.5 billion; and 0.0% on amounts in excess of $7.0 billion per annum of each Fund's average daily net assets. This fee reimburses MFS for a portion of the costs it incurs to provide such services.


    Each Fund paid compensation to MFS for administrative services over the specified periods as follows:

                                                                 NET AMOUNT
                                                               PAID TO MFS FOR
                                                               ADMINISTRATIVE
    FISCAL YEAR ENDED                                             SERVICES
    --------------------------------------------------------------------------
    Core Equity Fund
      June 30, 2002                                                 $      0
      June 30, 2001                                                        0
      June 30, 2000                                                    1,786
    Emerging Equities Fund
      June 30, 2002                                                 $ 62,293
      June 30, 2001                                                  104,068
      June 30, 2000                                                   79,312
    International Equity Fund
      June 30, 2002                                                 $  6,666
      June 30, 2001                                                    8,476
      June 30, 2000                                                    5,718
    International Research Fund
      June 30, 2002                                                      N/A
      June 30, 2001                                                      N/A
      June 30, 2000                                                      N/A
    Large Cap Growth Fund
      June 30, 2002                                                 $ 18,707
      June 30, 2001                                                    9,159
      June 30, 2000                                                      363
    Large Cap Value Fund
      June 30, 2002                                                 $  6,677
      June 30, 2001                                                       97
      June 30, 2000                                                      N/A
    Mid Cap Fund
      June 30, 2002                                                 $ 20,761
      June 30, 2001                                                   25,528
      June 30, 2000                                                   12,263
    REIT Fund
      June 30, 2002                                                 $    391
      June 30, 2001                                                      259
      June 30, 2000                                                      N/A
    Research Fund
      June 30, 2002                                                 $      0
      June 30, 2001                                                        0
      June 30, 2000                                                    8,841

    CUSTODIAN

    State Street Bank and Trust Company and Chase Manhattan Bank (each a "Custodian") are the custodians of each Fund's assets. The Custodian's responsibilities include safekeeping and controlling each Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on each Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, serving as the Funds' foreign custody manager, providing reports on foreign securities depositories, and, with respect to State Street Bank and Trust Company, calculating the daily net asset value of each class of shares of each Fund. The Custodian does not determine the investment policies of each Fund or decide which securities each Fund will buy or sell. A Fund may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. State Street Bank and Trust Company also acts as the dividend disbursing agent of each Fund.


    SHAREHOLDER SERVICING AGENT
    MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, is each Fund's shareholder servicing agent, pursuant to an Amended and Restated Shareholder Servicing Agreement (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and the keeping of records in connection with the issuance, transfer and redemption of each class of shares of each Fund. For these services, MFSC will receive a fee calculated as a percentage of the average daily net assets of each Fund at an effective annual rate of up to 0.0075%. In addition, MFSC will be reimbursed by each Fund for certain expenses incurred by MFSC on behalf of each Fund. The Custodian has contracted with MFSC to perform certain dividend disbursing agent functions for each Fund.


    Each Fund paid compensation to MFSC over the specified period as follows:


                                                                 NET AMOUNT
                                                                PAID TO MFSC
                                                                FOR TRANSFER
                                                                   AGENCY
    FISCAL YEAR ENDED                                             SERVICES
    --------------------------------------------------------------------------
    Core Equity Fund
    June 30, 2002                                                    $     0
    June 30, 2001                                                          0
    June 30, 2000                                                        970
    Emerging Equities Fund
    June 30, 2002                                                    $42,410
    June 30, 2001                                                     52,324
    June 30, 2000                                                     43,373
    International Equity Fund
    June 30, 2002                                                    $ 4,261
    June 30, 2001                                                      4,270
    June 30, 2000                                                      3,080
    International Research Fund
    June 30, 2002                                                        N/A
    June 30, 2001                                                        N/A
    June 30, 2000                                                        N/A
    Large Cap Growth Fund
    June 30, 2002                                                    $11,934
    June 30, 2001                                                      4,505
    June 30, 2000                                                        160
    Large Cap Value Fund
    June 30, 2002                                                    $ 4,249
    June 30, 2001                                                         40
    June 30, 2000                                                        N/A
    Mid Cap Fund
    June 30, 2002                                                    $13,905
    June 30, 2001                                                     12,570
    June 30, 2000                                                      6,729
    REIT Fund
    June 30, 2002                                                    $   257
    June 30, 2001                                                        112
    June 30, 2000                                                        N/A
    Research Fund
    June 30, 2002                                                    $     0
    June 30, 2001                                                          0
    June 30, 2000                                                      4,866

    DISTRIBUTOR
    MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the continuous offering of shares of each Fund pursuant to an Amended and Restated Distribution Agreement (the "Distribution Agreement"). The Distribution Agreement has an initial two-year term and continues in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of each Fund's shares (as defined in "Investment Restrictions" of this SAI) and in either case, by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.

    CODE OF ETHICS
    The Funds and their Adviser and MFD, and the Sub-Adviser, have adopted codes of ethics as required under the 1940 Act. Subject to certain conditions and restrictions, these codes permit personnel subject to the codes to invest in securities for their own accounts, including securities that may be purchased, held or sold by a Fund. Securities transactions by some of these persons may be subject to prior approval of the Adviser's or Sub-Adviser's compliance departments. Securities transactions of certain personnel are subject to quarterly reporting and review requirements. The codes are on public file with, and are available from, the Securities and Exchange Commission ("SEC"). See the back cover of the Prospectus for information on obtaining a copy.


V   PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
    Specific decisions to purchase or sell securities for the Funds are made by persons affiliated with the Adviser or the Sub-Adviser. Any such person may serve other clients of the Adviser or the Sub-Adviser, or any subsidiary of the Adviser or Sub-Adviser in a similar capacity. Changes in a Fund's investments are reviewed by the Trust's Board of Trustees.

      In connection with the selection of broker dealers and the placing of Fund portfolio transactions, the Adviser, or as applicable the Sub- Adviser, seeks for the Fund the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions.

      The Adviser and the Sub-Adviser have complete freedom as to the markets in and broker-dealers through which they seek to execute a Fund's portfolio transactions. In the U.S. and in some other countries, debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries, both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser and Sub-Adviser normally seek to deal directly with the primary market makers or on major exchanges unless, in their opinion, better prices are available elsewhere. Securities may, as authorized by the Advisory Agreement and the Sub- Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser or the Sub-Adviser. At present no arrangements for the recapture of commission payments are in effect.

      Consistent with the Advisory Agreement and applicable rules and regulations, the Adviser may consider sales of shares of the Funds and of other funds or accounts of the Adviser as a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

      Under the Advisory Agreement and the Sub-Advisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser and the Sub-Adviser may cause a Fund to pay a broker-dealer which provides brokerage and research services to the Adviser or the Sub- Adviser, an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction, if the Adviser or the Sub-Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising a Fund.

      The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

      Although commissions paid on every transaction will, in the judgment of the Adviser or Sub-Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of a Fund and the Adviser's or Sub- Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

      Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser or Sub-Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold from time to time through such broker-dealers, on behalf of a Fund. The Trustees (together with the Trustees of certain other MFS Funds) have directed the Adviser to allocate a total of $43,800 of commission business from certain MFS Funds (including the Funds) to the Pershing Division of Donaldson Lufkin & Jenrette as consideration for the annual renewal of certain publications provided by Lipper Analytical Securities Corporation (which provides information useful to the Trustees in reviewing the relationship between the Funds and the Adviser).

      The Adviser's and Sub-Adviser's investment management personnel attempt to evaluate the quality of Research provided by brokers. The Adviser and Sub-Adviser sometimes use evaluations resulting from this effort as a consideration in the selection of brokers to execute portfolio transactions.

      The investment advisory fee of the Adviser and Sub-Adviser will not be reduced as a consequence of the Adviser's or Sub-Adviser's receipt of brokerage and research service. To the extent a Fund's portfolio transactions are used to obtain brokerage and research services, the brokerage commissions paid by the Fund will exceed those that might otherwise be paid for such portfolio transactions, or for such portfolio transactions and research, by an amount which cannot be presently determined. Such services would be useful and of value to the Adviser or Sub-Adviser in serving both the Fund and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to the Adviser or Sub-Adviser in carrying out its obligations to a Fund. While such services are not expected to reduce the expenses of the Adviser or Sub-Adviser, the Adviser or Sub-Adviser would, through use of the services, avoid the additional expenses which would be incurred if it should attempt to develop comparable information through its own staff.

      Each Fund has entered into an arrangement with State Street Brokerage Services, Inc. ("SSB"), an affiliate of the Custodian, under which, with respect to any brokerage transactions directed to SSB, the Fund receives, on a trade-by-trade basis, a credit for part of the brokerage commission paid, which is applied against other expenses of the Fund, including the Fund's custodian fee. Neither the Adviser nor the Sub-Adviser receive any direct or indirect benefit from this arrangement.

      In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of one or more of the other clients of the Adviser or Sub-Adviser or any subsidiary of the Adviser or Sub- Adviser. Investment decisions for a Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be fair and equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, a Fund believes that its ability to participate in volume transactions will produce better executions for that Fund.

      Brokerage commissions paid by each Fund for certain specified periods, and information concerning purchases by the Funds of securities issued by their regular broker-dealers for the Funds' most recent fiscal year, is set forth below.

    BROKERAGE COMMISSIONS
    ..........................................................................

    The following brokerage commissions were paid by certain Funds for the fiscal year ended June 30, 2002:


                                                            BROKERAGE
                                                           COMMISSIONS
    FUND                                                  PAID BY FUND
    --------------------------------------------------------------------
    Core Equity Fund                                       $   23,555
    Emerging Equities Fund                                  1,937,552
    International Equity Fund                                 169,706
    International Research Fund                                   N/A
    Large Cap Growth Fund                                     792,811
    Large Cap Value Fund                                      127,459
    Mid Cap Fund                                              780,526
    REIT Fund                                                   2,967
    Research Fund                                             100,427

    SECURITIES ISSUED BY REGULAR BROKER-DEALERS
    ..........................................................................
    During the fiscal year ended June 30, 2002, certain Funds purchased securities issued by the following regular broker-dealers of those Funds, which had the following value as of June 30, 2002:

                                                       VALUE OF SECURITIES
    FUND/BROKER-DEALER                                 AS OF JUNE 30, 2002
    ----------------------------------------------------------------------
    Core Equity Fund/
      Merrill Lynch                                               $  561,000
      Citigroup, Inc.                                                200,182
      Goldman Sachs                                                  108,705
      General Electric Capital Corp.                                 223,000
      Bank of America Corp.                                          170,764
    Emerging Equities Fund/
      General Electric Capital Corp.                              $3,964,000
      Merrill Lynch & Co., Inc.                                    4,457,000
    International Equity Fund/
      Merrill Lynch & Co., Inc.                                   $2,931,000
    Large Cap Growth Fund/
      American Express Co.                                        $1,315,511
      Citigroup, Inc.                                                337,241
      Goldman Sachs Group, Inc.                                    2,727,153
      Merrill Lynch & Co., Inc.                                    6,984,400
    Large Cap Value Fund/
      Citigroup, Inc.                                             $2,287,025
      Goldman Sachs Group, Inc.                                      902,206
      Merrill Lynch & Co.                                            650,430
    Mid Cap Fund/
      Merrill Lynch & Co., Inc.                                   $2,679,000
    Research Fund/
      Bank of America                                             $  555,140
      General Electric Capital Corp.                                 468,000
      Merrill Lynch & Co., Inc.                                      104,000

VI  TAX CONSIDERATIONS

    The following discussion is a brief summary of some of the important federal (and, where noted, state and local) income tax consequences affecting each Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in a Fund may have on their own tax situations.


    TAXATION OF THE FUNDS
    FEDERAL TAXES -- Each Fund is treated as a separate corporation for federal tax purposes under the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund has elected to be, and intends to qualify to be treated each year as, a "regulated investment company" under Subchapter M of the Code by meeting all applicable requirements of Subchapter M, including requirements as to the nature of its gross income, the amount of its distributions (as a percentage of its overall income), and the composition of its portfolio assets. As a regulated investment company, a Fund will not be subject to any federal income or excise taxes on its net investment income and net realized capital gains that it distributes to its shareholders in accordance with the timing requirements imposed by the Code. A Fund's foreign-source income, if any, may be subject to foreign withholding taxes. If any Fund failed to qualify for treatment as a regulated investment company for any taxable year, it would incur federal corporate income tax on all of its taxable income for that year, whether or not distributed, and Fund distributions would generally be taxable as ordinary dividend income to its shareholders.


    MASSACHUSETTS TAXES -- As long as it qualifies as a regulated investment company under the Code, a Fund will not be required to pay Massachusetts income or excise taxes.


    TAXATION OF SHAREHOLDERS
    TAX TREATMENT OF DISTRIBUTIONS -- Shareholders of a Fund that are not tax-exempt entities normally will have to pay federal income tax and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Any dividends from net investment income and the excess of net short-term capital gains over net long-term capital losses are taxable to shareholders as ordinary income for federal income tax purposes, whether paid in cash or reinvested in additional shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), whether paid in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time they have held their shares. Any Fund dividend or other distribution that is declared in December of any year, payable to shareholders of record in that month, and paid during the following January will be treated as if received by the shareholders on December 31. Each Fund will notify its shareholders regarding the federal tax status of its distributions after the end of each calendar year.


    DIVIDENDS-RECEIVED DEDUCTION -- If a Fund receives dividend income from U.S. corporations, a portion of its income dividends is normally eligible for the dividends-received deduction for a corporate shareholder that otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular corporate shareholders is subject to certain limitations, and deducted amounts may be subject to the federal alternative minimum tax or result in certain basis adjustments.


    DISPOSITION OF SHARES -- In general, any gain or loss a shareholder realizes on a disposition of Fund shares held as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized on a disposition of Fund shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized on a disposition of Fund shares may also be disallowed under rules relating to "wash sales." Gain may be increased (or loss reduced) on a redemption of Class A Fund shares held for 90 days or less followed by any purchase (including purchases by exchange or by reinvestment, without payment of an additional sales charge, of Class A shares of that Fund or of any other shares of an MFS Fund generally sold subject to a sales charge.


    DISTRIBUTION/ACCOUNTING POLICIES -- A Fund's current distribution and accounting policies will affect the amount, timing, and character of distributions to its shareholders and may, under certain circumstances, make an economic return of capital taxable to them.

    FOREIGN INCOME TAXATION OF NON-U.S. PERSONS -- Distributions received from a Fund by persons who are not citizens or residents of the United States or U.S. entities may also be subject to tax under the laws of their own jurisdictions.

    STATE AND LOCAL INCOME TAXES: U.S. GOVERNMENT SECURITIES -- Dividends paid by a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized on the disposition of those obligations) may be exempt from state and local personal income taxes. Each Fund generally intends to advise shareholders of the extent, if any, to which its dividends consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of that portion of their dividends for state and local income tax purposes.

    CERTAIN SPECIFIC INVESTMENTS -- Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, certain stripped securities, and certain securities purchased at a market discount will cause a Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income (as well as non-cash income described in the next two paragraphs) and avoid a tax on a Fund, it may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Any investment in residual interests of a collateralized mortgage obligation
    (CMO) that has elected to be treated as a real estate mortgage investment conduit, or "REMIC," can create complex tax problems, especially for a Fund that has state or local governments or other tax-exempt organizations as shareholders.


    OPTIONS, FUTURES CONTRACTS, AND FORWARD CONTRACTS -- Any Fund's transactions in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions a Fund holds on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions a Fund holds that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles" and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund will limit its activities in options, Futures Contracts, Forward Contracts, short sales "against the box," and swaps and related transactions to the extent necessary to continue to meet the requirements of Subchapter M of the Code.

    If a Fund enters into a "constructive sale" of certain "appreciated financial positions," the Fund will generally recognize gain at that time, even though it has not actually sold the position. A constructive sale generally consists of a short sale against the box, an offsetting notional principal contract, or a Futures or Forward Contract a Fund or a related person enters into with respect to the same or substantially identical property.

    FOREIGN INVESTMENTS -- Special tax considerations apply with respect to foreign investments by a Fund. Foreign exchange gains and losses a Fund realizes may be treated as ordinary income and loss. Use of foreign currencies for non-hedging purposes and investment by a Fund in certain "passive foreign investment companies" may be limited to avoid a tax on the Fund. A Fund may elect to mark to market any marketable stock in "passive foreign investment companies" on the last day of each year. This election may cause a Fund to recognize income prior to the receipt of cash payments with respect to that stock; in order to distribute this income and avoid a tax on the Fund, it may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

    FOREIGN INCOME TAXES -- Investment income a Fund receives on, and gains it realizes with respect to, foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income; each Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine any Fund's effective rate of foreign tax in advance, since the amount of each Fund's assets to be invested within various countries is not known.


      If a Fund holds more than 50% of its assets in stock and securities of foreign corporations at the close of its taxable year, it may elect to "pass through" to its shareholders foreign income taxes it paid. If a Fund so elects, its shareholders will be required to treat their pro rata portions of the foreign income taxes the Fund paid as part of the amounts it distributed to them and thus includable in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for those amounts, subject to certain limitations. Shareholders who do not itemize deductions would (subject to these limitations) be able to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If a Fund is not eligible, or does not elect, to "pass through" to its shareholders foreign income taxes it has paid, they will not be able to claim any deduction or credit for any part of the foreign taxes the Fund paid.


VII NET INCOME AND DISTRIBUTIONS
    Each Fund intends to distribute to its shareholders dividends equal to all of its net investment income annually. A Fund's net investment income consists of non-capital gain income less expenses. In addition, each Fund intends to distribute net realized short- and long-term capital gains, if any, at least annually. Shareholders will be informed of the tax consequences of those distributions, including whether any portion thereof represents a return of capital, after the end of each calendar year.


VIII  DETERMINATION OF NET ASSET VALUE
    The net asset value per share of each Fund is determined each day during which the New York Stock Exchange is open for trading. (As of the date of this SAI, the Exchange is open for trading every weekday except for the following holidays (or the days on which they are observed): New Year's Day; Martin Luther King Day; Presidents' Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day and Christmas Day.) This determination is made once each day as of the close of regular trading on the Exchange by deducting the amount of the liabilities attributable to each Fund from the value of the assets attributable to each Fund and dividing the difference by the number of shares of each Fund outstanding.

      Equity securities in a Fund's portfolio are valued at the last sale price on the exchange on which they are primarily traded or on the Nasdaq stock market system for unlisted national market issues, or at the last quoted bid price for listed securities in which there were no sales during the day or for unlisted securities not reported on the Nasdaq stock market system. Bonds and other fixed income securities (other than short-term obligations) of U.S. issuers in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer- supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. Use of the pricing services has been approved by the Board of Trustees.

      All other securities, futures contracts and options in a Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, futures contracts or options are traded; but if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices, unless such securities are reported on the Nasdaq stock market system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term obligations in each Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Short-term obligations with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


      The securities held by the Fund that trade in foreign markets are usually valued on the basis of the most recent closing market prices in those markets. Most foreign markets close before the Fund's valuation time, generally at 4 p.m., Eastern time. For example, for securities primarily traded in the Far East, the most recent closing prices may be as much as 15 hours old at 4 p.m., Eastern time. Normally, developments that could affect the values of portfolio securities that occur between the close of the foreign market and 4 p.m. Eastern time will not be reflected in the fund's net asset value. However, if a determination is made that such developments are so significant that they will in its judgment clearly and materially affect the value of the Fund's securities, the Fund may adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the Fund's valuation time. A Fund may fair value securities in other situations, for example, when a particular foreign market is closed but the fund is open.


      All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by MFD prior to the close of that business day.

IX  PERFORMANCE INFORMATION

    FUNDS
    Each Fund may quote the following performance results.

    TOTAL RATE OF RETURN -- Each Fund will calculate its total rate of return for shares for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made with all distributions reinvested and reflecting the maximum public offering price) to reach the value of that investment at the end of the periods. Each Fund may also calculate total rates of return which represent aggregate performance over a period or year-by-year performance.

      Any total rate of return quotation provided by a Fund should not be considered as representative of the performance of each Fund in the future since the net asset value of shares of each Fund will vary based not only on the type, quality and maturities of the securities held in each Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of each Fund. These factors and possible differences in the methods used to calculate total rates of return should be considered when comparing the total rate of return of each Fund to total rates of return published for other investment companies or other investment vehicles. Total rate of return reflects the performance of both principal and income. Total rate of return quotations for each Fund are presented in Appendix C attached hereto.

    YIELD -- Any yield quotation for a Fund is based on the annualized net investment income per share of a Fund for the 30-day period. The yield for a Fund is calculated by dividing the net investment income per share of a Fund earned during the period by the maximum offering price per share of a Fund on the last day of the period. The resulting figure is then annualized. Net investment income per share is determined by dividing (i) the dividends and interest earned by a Fund during the period, minus accrued expenses for the period by (ii) the average number of Fund shares entitled to receive dividends during the period multiplied by the maximum offering price per share on the last day of the period. Yield quotations for each applicable Fund are presented in Appendix C attached hereto.

    CURRENT DISTRIBUTION RATE -- Yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts which were or will be paid to each Fund's shareholders. Amounts paid to shareholders of each Fund are reflected in the quoted "current distribution rate" for that Fund. The current distribution rate for a Fund is computed by (i) annualizing the distributions (excluding short-term capital gains) of each Fund for a stated period; (ii) adding any short-term capital gains paid within the immediately preceding twelve-month period; and (iii) dividing the result by the maximum offering price or net asset value per share on the last day of the period. The current distribution rate differs from the yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income for option writing, short-term capital gains and return of invested capital, and may be calculated over a different period of time.

      The current distribution rate quotation for each applicable Fund is presented in Appendix C hereto.

    GENERAL
    From time to time each Fund may, as appropriate, quote Fund rankings or reprint all or a portion of evaluations of fund performance and operations appearing in various independent publications, including but not limited to the following: Money, Fortune, U.S. News and World Report, Kiplinger's Personal Finance, The Wall Street Journal, Barron's, Investors Business Daily, Newsweek, Financial World, Financial Planning, Investment Advisor, USA Today, Pensions and Investments, SmartMoney, Forbes, Global Finance, Registered Representative, Institutional Investor, the Investment Company Institute, Johnson's Charts, Morningstar, Lipper Analytical Securities Corporation, CDA Wiesenberger, Shearson Lehman and Salomon Bros. Indices, Ibbotson, Business Week, Lowry Associates, Media General, Investment Company Data, The New York Times, Your Money, Strangers Investment Advisor, Financial Planning on Wall Street, Standard and Poor's, Individual Investor, The 100 Best Mutual Funds You Can Buy, by Gordon K. Williamson, Consumer Price Index, and Sanford C. Bernstein & Co. Fund performance may also be compared to the performance of other mutual funds tracked by financial or business publications or periodicals. The Fund may also quote evaluations mentioned in independent radio or television broadcasts and use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral. The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

      From time to time, each Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for each Fund; each Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

      Each Fund may also use charts, graphs or other presentation formats to illustrate the historical correlation of its performance to fund categories established by Morningstar (or other nationally recognized statistical ratings organizations) and to other MFS Funds.

      From time to time each Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning(SM) program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; the history of the mutual fund industry; investor behavior; and other similar or related matters.

      From time to time, each Fund may also advertise annual returns showing the cumulative value of an initial investment in each Fund in various amounts over specified periods, with capital gain and dividend distributions invested in additional shares or taken in cash, and with no adjustment for any income taxes (if applicable) payable by shareholders.

    MFS FIRSTS
    MFS has a long history of innovations.

      1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

      1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

      1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

      1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

      1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or in cash.

      1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

      1979 -- Spectrum becomes the first combination fixed/ variable annuity with no initial sales charge.

      1981 -- MFS(R) Global Governments Fund is established as America's first globally diversified fixed-income mutual fund.

      1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

      1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

      1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

      1987 -- MFS(R) Multimarket Income Trust is the first closed-end, multimarket high income fund listed on the New York Stock Exchange.

      1989 -- MFS(R) Regatta becomes America's first non-qualified market value adjusted fixed/variable annuity.

      1990 -- MFS(R) Global Total Return Fund is the first global balanced fund.

      1993 -- MFS(R) Global Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

      1993 -- MFS becomes money manager of MFS(R) Union Standard(R) Equity Fund, the first fund to invest principally in companies deemed to be union-friendly by an advisory board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders or experts.

X   DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
    The Trust's Declaration of Trust permits the Trust's Board of Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes (although the Funds currently do not offer separate classes of shares). The Trust has reserved the right to create and issue additional series and classes of shares and to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in a Fund with each other share of that class. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

    Each shareholder of a Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders of all series of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class. Although Trustees are not elected annually by the shareholders, the Declaration of Trust provides that a Trustee may be removed from office at a meeting of shareholders by a vote of shares representing two-thirds of the voting power of the outstanding shares of the Trust.

    Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust's Declaration of Trust.

    The Trust, or any series or class of the Trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized (either at a meeting or by written consent) by shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class. The Trust, or any series or class, may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. Any series of the Trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. If not so terminated, the Trust will continue indefinitely.

    The Trustees may cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary, and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of the applicable Fund (for example, in the case of a market timer). The exercise of the power granted to the Trustees under the Declaration of Trust to involuntarily redeem shares is subject to any applicable provisions under the 1940 Act or the rules adopted thereunder. The staff of the Securities and Exchange Commission takes the position that the 1940 Act prohibits involuntary redemptions; however, the staff has granted enforcement no- action relief for involuntary redemptions in limited circumstances.

    Under the Declaration of Trust, a Fund may, in the future, convert to a master/feeder structure or a fund of funds structure without shareholder approval. In a master/feeder structure, a fund invests all of its investable assets in another investment company with similar investment objectives and policies. In a fund of funds structure, a fund invests all or a portion of its assets in multiple investment companies.

      The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Trust also maintains insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust and its shareholders and the Trustees, officers, employees and agents of the Trust covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

      The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

    The Trust's Declaration of Trust provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

    The Trust's Declaration of Trust provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

XI  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS
    Deloitte & Touche LLP are each Fund's independent auditors, providing audit services, tax services, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission.


      The Portfolio of Investments and the Statement of Assets and Liabilities at June 30, 2002, the Statement of Operations for the year ended June 30, 2002, the Statement of Changes in Net Assets for each of the two years in the period ended June 30, 2002, the Notes to Financial Statements and the Report of the Independent Auditors, each of which is included in the Annual Report to Shareholders of each Fund, are incorporated by reference into this SAI in reliance upon the report of Deloitte & Touche LLP, independent auditors, given upon their authority as experts in accounting and auditing. A copy of the Annual Report accompanies this SAI.

----------
APPENDIX A
----------

            TRUSTEES AND OFFICERS - IDENTIFICATION AND BACKGROUND


The Trustees and Officers of the Trust are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)


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                            POSITION(s) HELD               TRUSTEE/OFFICER                   PRINCIPAL  OCCUPATIONS & OTHER
NAME, DATE OF BIRTH            WITH FUND                        SINCE+                 DIRECTORSHIPS(2)  DURING THE PAST FIVE YEARS
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey L. Shames*         Chairman and Trustee              October 1993          Massachusetts Financial Services Company,
(born 06/02/55)                                                                    Chairman
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
John W. Ballen*            President and Trustee             August 2001           Massachusetts Financial Services Company, Chief
(born 09/12/59)                                                                    Executive Officer and Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Kevin J. Parke*            Trustee                           January 2002          Massachusetts Financial Services Company, Chief
(born 12/14/59)                                                                    Investment Officer, President and Director
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES#
-----------------------------------------------------------------------------------------------------------------------------------
Lawrence H. Cohn, M.D.     Trustee                           August 1993           Brigham and Women's Hospital, Chief of
(born 03/11/37)                                                                    Cardiac Surgery; Harvard Medical School,
                                                                                   Professor of Surgery
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
The Hon. Sir J. David      Trustee                           October 1993          Edmund Gibbons Limited (diversified holding
Gibbons, KBE                                                                       company), Chief Executive Officer; Colonial
(born 06/15/27)                                                                    Insurance Company Ltd., Director and Chairman;
                                                                                   Bank of Butterfield, Chairman (until 1997)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
William R. Gutow           Trustee                          July 1994              Private investor and real estate consultant;
(born 09/27/41)                                                                    Capitol Entertainment Management Company
                                                                                   (video franchise), Vice Chairman
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
J. Atwood Ives             Trustee                          February 1992          Private investor; KeySpan Corporation (energy
(born 05/01/36)                                                                    related services), Director; Eastern Enterprises
                                                                                   (diversified services company), Chairman,
                                                                                   Trustee and Chief Executive Officer (until
                                                                                   November 2000)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Abby M. O'Neill            Trustee                          October 1992           Private investor; Rockefeller Financial
(born 04/27/28)                                                                    Services, Inc. (investment advisers),
                                                                                   Chairman and Chief Executive Officer
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Lawrence T. Perera               Trustee                    July 1981              Hemenway & Barnes (attorneys), Partner
(born 06/23/35)
-----------------------------------------------------------------------------------------------------------------------------------
William J. Poorvu                Trustee                    August 1982            Private investor; Harvard University
(born 04/10/35)                                                                    Graduate School of Business Administration,
                                                                                   Class of 1961 Adjunct Professor in
                                                                                   Entrepreneurship Emeritus; CBL & Associates
                                                                                   Properties, Inc. (real estate investment trust),
                                                                                   Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
J. Dale Sherratt                 Trustee                    August 1993            Insight Resources, Inc. (acquisition planning
(born 09/23/38)                                                                    specialists), President; Wellfleet Investments
                                                                                   (investor in health care companies),  Managing
                                                                                   General Partner (since 1993); Cambridge
                                                                                   Nutraceuticals (professional nutritional
                                                                                   products), Chief Executive Officer
                                                                                   (until May 2001); Paragon Trade Brands, Inc.
                                                                                   (disposable consumer products), Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Elaine R. Smith                  Trustee                   February 1992           Independent health care
(born 04/25/46)                                                                    industry consultant
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Ward Smith                       Trustee                   October 1992            Private investor; Sundstrand Corporation
(born 09/13/30)                                                                    (manufacturer of highly engineered products for
                                                                                   industrial and aerospace applications), Director
                                                                                   (until June 1999)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS
-----------------------------------------------------------------------------------------------------------------------------------
John W. Ballen*                  President                 August 2001             Massachusetts Financial Services Company, Chief
(born 09/12/59)                                                                    Executive Officer and Director
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
James R. Bordewick, Jr.*         Assistant Secretary       September 1990          Massachusetts Financial Services Company,
(born 03/06/59)                  and Assistant Clerk                               Senior Vice President and Associate General
                                                                                   Counsel
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Stephen E. Cavan*                Secretary and Clerk       December 1989           Massachusetts Financial Services Company,
(born 11/06/53)                                                                    Senior Vice President, General Counsel and
                                                                                   Secretary
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Robert R. Flaherty*              Assistant Treasurer       August 2000             Massachusetts Financial Services Company, Vice
(born 09/18/63)                                                                    President (since August 2000); UAM Fund
                                                                                   Services, Senior Vice President (prior to
                                                                                   August 2000)
-----------------------------------------------------------------------------------------------------------------------------------
Richard M. Hisey*                Treasurer                 August 2002             Massachusetts Financial Services Company,
(born 08/29/58)                                                                    Senior Vice President (since July 2002); The
                                                                                   Bank of New York, Senior Vice President
                                                                                   (September 2000 to July 2002); Lexington Global
                                                                                   Asset Managers, Inc., Executive Vice
                                                                                   President and General Manager (prior to
                                                                                   September 2000)
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Ellen Moynihan*                  Assistant Treasurer       April 1997              Massachusetts Financial Services Company, Vice
(born 11/13/57)                                                                    President
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
James O. Yost*                   Assistant Treasurer       September 1990          Massachusetts Financial Services Company,
(born 06/12/60)                                                                    Senior Vice President
-----------------------------------------------------------------------------------------------------------------------------------

------------
+   Date first appointed to serve as Trustee/Officer of an MFS fund. Each Trustee has served continuously since appointment.
(2) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").
*   "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is 500 Boylston Street, Boston,
    Massachusetts 02116.

  The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

  Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

----------
APPENDIX B
----------

    TRUSTEE COMPENSATION AND COMMITTEES
    Each Fund pays the compensation of non-interested Trustees and of Trustees who are not officers of the Trust, who currently receive from each Fund an annual fee plus a fee for each meeting attended, together with such Trustee's out-of-pocket expenses. Further information on the committees of the Funds' Board of Trustees is set out below.

    TRUSTEE COMPENSATION TABLES
    ..............................................................................................................
                                                              TRUSTEE                    TRUSTEE     TOTAL TRUSTEE
                                  TRUSTEE       TRUSTEE      FEES FROM      TRUSTEE     FEES FROM      FEES FROM
                                 FEES FROM     FEES FROM     LARGE CAP     FEES FROM    EMERGING       FUND AND
                                CORE EQUITY    RESEARCH     GROWTH FUND     MID CAP     EQUITIES     FUND  COMPLEX
    TRUSTEE                       FUND(1)       FUND(1)         (1)         FUND(1)      FUND(1)          (2)
    --------------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    John W. Ballen(3)               N/A           N/A           N/A           N/A          N/A            N/A
    Kevin R. Parke(3)               N/A           N/A           N/A           N/A          N/A            N/A
    Arnold D. Scott(4)              N/A           N/A           N/A           N/A          N/A            N/A
    Jeffrey L. Shames               N/A           N/A           N/A           N/A          N/A            N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D. (3)     $ 56         $   56          222            222          741        $175,140
    Nelson J. Darling, Jr. (4)     $685         $1,050          685          1,940        4,210        $ 84,150
    The Hon. Sir J. David
      Gibbons, KBE(3)              $ 56         $   57          231            232          771        $172,650
    William R. Gutow               $741         $1,106          907          2,162        4,951        $194,094
    J. Atwood Ives(3)              $ 56         $   57          231            232          771        $163,254
    Abby M. O'Neill(3)             $ 51         $   51          206            206          685        $172,150
    Lawrence T. Perera(3)          $ 56         $   56          222            222          741        $170,440
    William J. Poorvu(3)           $ 56         $   57          233            234          778        $174,008
    J. Dale Sherratt(3)            $ 56         $   56          224            224          748        $183,640
    Elaine R. Smith(3)             $ 56         $   56          224            224          748        $162,729
    Ward Smith(3)                  $ 57         $   55          235            236          787        $198,640

    ----------------
    (1) For the fiscal year ended June 30, 2002.
    (2) Information is provided for calendar year 2001. Messrs. Ives, Perera and Poorvu, and Ms. Smith served as Trustee of 45 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $57.1 billion). Dr. Cohn,
        Messrs. Gibbons, Sherratt and Smith, and Ms. O'Neill served as Trustee of 43 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $29.6 billion). Mr. Gutow served as Trustee of 108 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $76.9 billion). Mr. Darling served as Trustee of 27 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $6.1 billion).
    (3) These Trustees took office on January 1, 2002.
    (4) Effective December 31, 2001, these individuals retired as Trustees.


    TRUSTEE COMPENSATION TABLES
    .........................................................................................................
                                 TRUSTEE       TRUSTEE         TRUSTEE
                                 FEE FROM     FEES FROM        FEES FROM        TRUSTEE       TOTAL TRUSTEE
                               INTERNATIONAL    LARGE CAP    INTERNATIONAL     FEES FROM        FEES FROM
                                  EQUITY          VALUE         RESEARCH         REIT            FUND AND
    TRUSTEE                       FUND(1)        FUND(1)        FUND(1)         FUND(1)      FUND COMPLEX(2)
    ---------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    John W. Ballen(3)               N/A            N/A            N/A             N/A              N/A
    Kevin R. Parke(3)               N/A            N/A            N/A             N/A              N/A
    Arnold D. Scott(4)              N/A            N/A            N/A             N/A              N/A
    Jeffrey L. Shames               N/A            N/A            N/A             N/A              N/A

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D. (3)    $  130           130            N/A              56            $175,140
    Nelson J. Darling, Jr. (4)    $1,050           685            N/A             343            $ 84,150
    The Hon. Sir J. David
      Gibbons, KBE(3)             $  132           133            N/A              56            $172,650
    William R. Gutow              $1,180           815            N/A             468            $194,094
    J. Atwood Ives(3)             $  132           133            N/A              56            $163,254
    Abby M. O'Neill(3)            $  120           120            N/A              51            $172,150
    Lawrence T. Perera(3)         $  130           130            N/A              56            $170,440
    William J. Poorvu(3)          $  133           133            N/A              56            $174,008
    J. Dale Sherratt(3)           $  130           130            N/A              56            $183,640
    Elaine R. Smith(3)            $  130           130            N/A              56            $162,729
    Ward Smith(3)                 $  134           134            N/A              56            $198,640

    ----------------
    (1) For the fiscal year ended June 30, 2002.
    (2) Information is provided for calendar year 2001. Messrs. Ives, Perera and Poorvu, and Ms. Smith served as Trustee of 45
        Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $57.1 billion). Dr.
        Cohn, Messrs. Gibbons, Sherratt and Smith, and Ms. O'Neill served as Trustee of 43 Funds within the MFS Fund complex
        (having aggregate net assets at December 31, 2001 of approximately $29.6 billion). Mr. Gutow served as Trustee of 108
        Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $76.9 billion). Mr.
        Darling served as Trustee of 27 Funds within the MFS Fund complex (having aggregate net assets at December 31, 2001 of approximately $6.1 billion).
    (3) These Trustees took office on January 1, 2002.
    (4) Effective December 31, 2001, these individuals retired as Trustees.


    COMMITTEES
    ...............................................................................................................................
                          NUMBER OF
                        MEETINGS IN LAST
    NAME OF COMMITTEE    FISCAL YEAR(1)                    FUNCTIONS                                           MEMBERS(2)
    -------------------------------------------------------------------------------------------------------------------------------
    AUDIT COMMITTEE          7             Provides oversight with respect to the accounting and       Gutow*, Poorvu*, Sherratt*,
                                           auditing procedures of the Funds and, among other           E. Smith* and W. Smith*
                                           things, considers the selection of the independent
                                           accountants for the Funds and the scope of the audit,
                                           and considers the effect on the independence of those
                                           accountants of any non-audit services such accountants
                                           provide to the Funds and any audit or non-audit services
                                           such accountants provide to other MFS Funds, MFS and/or
                                           certain affiliates.

    NOMINATING COMMITTEE     1             Recommends qualified candidates to the Board in the         All non-interested Trustees
                                           event that a position is vacated or created. The            of the Board (Cohn,Gibbons,
                                           Nominating Committee would consider recommendations by      Gutow, Ives, O'Neill,
                                           shareholders if a vacancy were to exist. Shareholders       Perera, Poorvu, Sherratt, E.
                                           wishing to recommend Trustee candidates for                 Smith and W. Smith)
                                           consideration by the Nominating Committee may do so by
                                           writing the Funds' Secretary. Such suggestions must be
                                           accompanied by complete biographical and occupational
                                           data on the prospective nominee, along with a written
                                           consent of the prospective nominee to consideration of
                                           his or her name by the Committee.

    COMPENSATION             0             Administers and approves all elements of compensation       All non-interested Trustees
    COMMITTEE                              for the Trustees who are not "interested persons" of the    of the Board (Cohn,Gibbons,
                                           Funds as defined in the 1940 Act or affiliated with the     Gutow, Ives, O'Neill,
                                           Funds' investment adviser.                                  Perera, Poorvu, Sherratt, E.
                                                                                                       Smith and W. Smith)

    BLUE BOOK COMMITTEE      0             Requests, reviews and considers the information deemed      All non-interested Trustees
                                           reasonably necessary to evaluate the terms of the           of the Board (Cohn, Gibbons,
                                           investment advisory and principal underwriting              Gutow, Ives, O'Neill,
                                           agreements and the Plan of Distribution under rule 12b-1    Perera, Poorvu, Sherratt, E.
                                           that a Fund proposes to renew or continue, and to make      Smith and W. Smith)
                                           its recommendations to the full Board of Trustees on
                                           these matters.

    GOVERNANCE COMMITTEE     0             Reviews and articulates the governance structure of the     Cohn*, Ives*, Poorvu*,
                                           Board of Trustees. The Committee advises and makes          Shames, Sherratt* and
                                           recommendations to the Board on matters concerning          W. Smith*
                                           directorship practices and recommendations concerning
                                           the functions and duties of the committees of the Board.

    PORTFOLIO TRADING AND    4             Reviews MFS' process and procedures, internal controls      Cohn*, Gibbons*, Ives*,
    MARKETING REVIEW                       and compliance monitoring relating to (i) portfolio         Perera* and O'Neill*
    COMMITTEE                              trading, best execution and brokerage costs and trade
                                           allocations, (ii) MFD's role as the Funds' principal
                                           underwriter in distributing and marketing Fund shares
                                           and the production and use of sales and marketing
                                           materials in various forms of media and (iii) the Funds'
                                           investment policies and practices.

    PRICING COMMITTEE        0             Reviews procedures for the valuation of securities and      Parke, Poorvu*, Shames, E.
                                           periodically reviews information from MFS regarding fair    Smith* and W. Smith*
                                           value and liquidity determinations made pursuant to the
                                           board-approved procedures, and makes related
                                           recommendations to the full Board and, if requested by
                                           MFS, assists MFS's internal valuation committee and/or
                                           the full Board in resolving particular valuation
                                           matters.

    -------------------------------------------------------------------------------------------------------------------------------

    --------
    (1) The Compensation Committee, Blue Book Committee and Governance Committee were established on January 1, 2002.
    (2) The Trustees' Identification and Background are set forth in Appendix E to Part II. * Non-interested or independent
        Trustees.
    *   Non-interested or independent Trustees.

----------
APPENDIX C
----------

    SHARE OWNERSHIP

    OWNERSHIP BY TRUSTEES AND OFFICERS
    As of September 30, 2002, the Trustees and officers of the Trust as a group owned less than 1% of each Fund's shares.

      The following table shows the dollar range of equity securities beneficially owned by each Trustee in each Fund and, on an aggregate basis, in all MFS Funds overseen by the Trustee, as of December 31, 2001.
    The following dollar ranges apply:

        N.  None
        A.  $1 - $10,000
        B.  $10,001 - $50,000
        C.  $50,001 - $100,000
        D.  Over $100,000

                                                               DOLLAR RANGE                      DOLLAR RANGE     AGGREGATE DOLLAR
                            DOLLAR RANGE      DOLLAR RANGE      OF EQUITY       DOLLAR RANGE      OF EQUITY        RANGE OF EQUITY
                             OF EQUITY         OF EQUITY      SECURITIES IN      OF EQUITY      SECURITIES IN     SECURITIES IN ALL
                           SECURITIES IN     SECURITIES IN      LARGE CAP      SECURITIES IN       EMERGING           MFS FUNDS
                            CORE EQUITY         RESEARCH          GROWTH          MID CAP          EQUITIES           OVERSEEN
    TRUSTEE                     FUND              FUND             FUND             FUND             FUND            BYTRUSTEE
    -------------------------------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Jeffrey L. Shames            N                 N                 N                N                N                 D
    John W. Ballen               N                 N                 N                N                N                 D
    Kevin R. Parke               N                 N                 N                N                N                 D

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn,  M.D.      N                 N                 N                N                N                 D
    The Hon. Sir J. David
      Gibbons, KBE               N                 N                 N                N                N                 N
    William R. Gutow             N                 N                 N                N                N                 D
    J. Atwood Ives               N                 N                 N                N                N                 D
    Abby M. O'Neill              N                 N                 N                N                N                 D
    Lawrence T. Perera           N                 N                 N                N                N                 D
    William J. Poorvu            N                 N                 N                N                N                 D
    J. Dale Sherratt             N                 N                 N                N                N                 D
    Elaine R. Smith              N                 N                 N                N                N                 D
    Ward Smith                   N                 N                 N                N                N                 D

                                    DOLLAR RANGE      DOLLAR RANGE      DOLLAR RANGE                         AGGREGATE DOLLAR
                                     OF EQUITY         OF EQUITY         OF EQUITY        DOLLAR RANGE        RANGE OF EQUITY
                                   SECURITIES IN     SECURITIES IN     SECURITIES IN       OF EQUITY         SECURITIES IN ALL
                                   INTERNATIONAL       LARGE CAP       INTERNATIONAL     SECURITIES IN           MFS FUNDS
                                       EQUITY            VALUE            RESEARCH            REIT               OVERSEEN
    TRUSTEE                             FUND              FUND              FUND              FUND              BY TRUSTEE
    -------------------------------------------------------------------------------------------------------------------------------
    INTERESTED TRUSTEES
    Jeffrey L. Shames                    N                 N                 N                 N                     D
    John W. Ballen                       N                 N                 N                 N                     D
    Kevin R. Parke                       N                 N                 N                 N                     D

    NON-INTERESTED TRUSTEES
    Lawrence H. Cohn, M.D.               N                 N                 N                 N                     D
    The Hon. Sir J. David
      Gibbons, KBE                       N                 N                 N                 N                     N
    William R. Gutow                     N                 N                 N                 N                     D
    J. Atwood Ives                       N                 N                 N                 N                     D
    Abby M. O'Neill                      N                 N                 N                 N                     D
    Lawrence T. Perera                   N                 N                 N                 N                     D
    William J. Poorvu                    N                 N                 N                 N                     D
    J. Dale Sherratt                     N                 N                 N                 N                     D
    Elaine R. Smith                      N                 N                 N                 N                     D
    Ward Smith                           N                 N                 N                 N                     D

    25% OR GREATER OWNERSHIP
    As of September 30, 2002, the following table identifies those investors who own 25% or more of a Fund's shares (all share classes taken together), and are therefore presumed to control the Fund.

                                                                                                                     APPROXIMATE %
                                                 NAME AND ADDRESS                                                    OF OUTSTANDING
FUND                                             OF SHAREHOLDER                                                      SHARES OWNED
-----------------------------------------------------------------------------------------------------------------------------------
Core Equity                                     College of Saint Benedict,                                                50.64%
Fund                                            37 S. College Ave.,
                                                St. Joseph, MN 56374-2099

                                                Mount Auburn Hospital,                                                    49.36%
                                                Directors' Account,
                                                330 Mount Auburn St.,
                                                Cambridge, MA 02138-5597

International                                   Foster Wheeler Corporation,                                               30.14%
Equity Fund                                     Salaried Employees Pension Plan,
                                                Perryville Corporate Park,
                                                Clinton, NJ 08809-4000

International                                   Sun Life Assurance Co. of Canada                                          50.00%
Research Fund                                   1 Sun Life Executive Park
                                                Wellesley Hills, MA 02481-5699

                                                Salomon Smith Barney Inc.                                                 43.73%
                                                00116823568
                                                333 West 34th St - 3rd floor
                                                New York, NY 10001-2483

                                                Salomon Smith Barney Inc.                                                 34.12%
                                                00116823582
                                                333 West 34th St. - 3rd floor
                                                New York, NY 10001-2483

REIT Fund                                       MFS Fund Distributors, Inc.                                               50.00%
                                                c/o Mass Financial Services Co.
                                                Attn: Thomas B. Hastings
                                                500 Boylston Street
                                                9th Floor
                                                Boston, MA 02116-3740

Research Fund                                   Hofstra University                                                        39.47%
                                                128 Hofstra University
                                                Hempstead, NY 11549-1280

                                                Boston Safe Deposit & Trust Company                                       38.96%
                                                Trustee of the Eastman Kodak
                                                Employees Savings & Retirement Plan
                                                AIM 0260030
                                                135 Santilli Hwy.
                                                Everett, MA 02149-1905

    5% OR GREATER OWNERSHIP OF SHARE CLASS
    As of September 30, 2002, the following table identifies those investors who own 5% or more of any class of a Fund's shares:

                                                                                                                     APPROXIMATE %
                                                 NAME AND ADDRESS                                                    OF OUTSTANDING
FUND                                             OF SHAREHOLDER                                                      SHARES OWNED
-----------------------------------------------------------------------------------------------------------------------------------
Emerging                                        Fidelity Investments Institutional                                        19.55%
Equities                                        Operations Co., Inc., (FIIOC) as Agent
Fund                                            For Fortune Brands Plans
                                                100 Magellan Way KWIC
                                                Covington, KY 41015-1999

                                                Northeastern University                                                   11.89%
                                                Endowment Fund,
                                                360 Huntington Avenue,
                                                Richards Hall,
                                                Boston, MA 02115-5000

                                                SSB&T Co., As TTEE                                                         9.30%
                                                FBO Brown and Williamson PSP
                                                105 Rosemont Ave.,
                                                Westwood, MA 02090-2318

                                                University of Louisville                                                   9.34%
                                                Foundation Inc.
                                                108 Grawemeyer Building
                                                2301 South Third Street
                                                Louisville, KY 40292-0001

                                                American Express Trust Co.,                                                8.02%
                                                TTEE Dakota Clinic Retirement Plans,
                                                733 Marquette Ave., Minneapolis, MN 55402-2309

                                                Northern Trust Co.,                                                        5.85%
                                                TTEE FBO Rosemount Inc.,
                                                P.O. Box 92956,
                                                Chicago, IL 60675-2956

International                                   Hampshire County                                                          21.73%
Equity Fund                                     Retirement System
                                                John J. Lillis Chairman
                                                99 Industrial Dr.
                                                Northampton, MA 01060-2326

                                                Haverhill Retirement System                                               10.31%
                                                Attn: Kathleen Gallant
                                                4 Summer St., STE 303
                                                Haverhill, MA 01830-5843

                                                Nonab & Co.                                                                9.65%
                                                90 Main St. #92
                                                Wellsboro, PA 16901-1517

                                                Hatfield Quality Meats                                                     5.04%
                                                Employees Profit Sharing
                                                & Cash Deferral Plan
                                                2700 Funks Road
                                                Hatfield, PA 19440-2847

International Research Fund                     Salomon Smith Barney Inc.                                                  9.88%
                                                00116823569
                                                333 West 34th St. - 3rd floor
                                                New York, NY 10001-2483

                                                Salomon Smith Barney Inc.                                                  7.20%
                                                00116823570
                                                333 West 34th St. - 3rd floor
                                                New York, NY 10001-2483

Large Cap                                       The Moses H. Cone Memorial Hospital                                       12.15%
Fund                                            1200 N. Elm St.
                                                Greensboro, NC 27401-1020

                                                City of Montgomery Alabama                                                10.12%
                                                Employees' Retirement System
                                                PO Box 1111
                                                Montgomery, Al 36101-1111

                                                First Union FBO                                                            7.02%
                                                Retirement Plan of Circuit
                                                City Stores Inc.
                                                7 N. 8th St.
                                                Richmond, VA 23219-3301

                                                Saxon & Company FBO                                                        5.29%
                                                20-35-002-3403902
                                                PO Box 7780-1888
                                                Philadelphia, PA 19183-0001

                                                Cumberland County Retirement Board                                         5.28%
                                                John Gross Treasurer
                                                Algred L. Whitcomb Controller
                                                1 Court House Sq.
                                                Carlisle, PA 17013-3323

Large Cap Value Fund                            Wells Fargo Bank Minnesota                                                20.67%
                                                FBO North Memorial A/C 12768903
                                                PO Box 1533
                                                Minneapolis, MN 55480-1533

                                                Heico Holding Inc.                                                        12.40%
                                                Master Retirement Trust
                                                2626 Warrenville Rd. Ste. 300
                                                Downers Grove, IL 60515-1776

                                                Bost & Co. A/C UMIF3000002                                                10.79%
                                                Mutual Fund Operations
                                                PO Box 3198
                                                Pittsburgh, PA 15230-3198

                                                Tulso & Co.                                                                9.35%
                                                PO box 3688
                                                Tulsa, OK 74101-3688

                                                Nebraska Methodist Health Sys. Inc.                                        9.03%
                                                8511 W. Dodge Rd.
                                                Omaha, NE 68114-3403

                                                York College of Pennsylvania                                               7.86%
                                                Pooled Investment
                                                Country Club Road
                                                York, PA 17405

                                                The Tabor Academy                                                          7.22%
                                                Attn: Paul White
                                                Front Street
                                                Marion, MA 02738

                                                Lincoln Memorial Minnesota                                                 5.50%
                                                PO Box 2003
                                                Harrogate, TN 37752

Mid Cap                                         Trustees of the Estate of Bernice                                         24.38%
Fund                                            Pauahi Bishop
                                                567 S. King St., Ste 200
                                                Honolulu, HI 96813-3079

                                                Georgetown University                                                     13.82%
                                                37th and D Streets NW
                                                2 Ryan Administration Building
                                                Washington, D.C. 20057-0001

                                                Northern Trust CD as Cust                                                 10.82%
                                                FBO Depauw University Endowment
                                                Account Number 26 12291
                                                PO Box 92956
                                                801 South Canal
                                                Chicago, IL 60675-0001

                                                The Carnegie Foundation For                                                9.86%
                                                The Advancement of Teaching
                                                555 Middlefield Road
                                                Menlo Park, CA 94025-3443

                                                The Master TR Bank of Japan Ltd.                                           9.53%
                                                TTEE for Trust FD #400035104 (OMRON)
                                                Global Operations Asset Service Division
                                                11-3 Hamamatsucho 2 Chome Minato-Ku
                                                Tokyo, Japan 105-8579

                                                Bost & Co.                                                                 6.20%
                                                A/C TWBF2235002
                                                FBO Directed Account Plan
                                                Mutual Fund Operations
                                                PO box 3198
                                                Pittsburgh, PA 15230-3198

                                                Master Trust Bank of Japan Ltd.                                            6.04%
                                                TTEE for Trust Fund #400034615 (KODI)
                                                Global Operations Asst. Service Division
                                                11-3 Hamamatsucho 2 Chome Minato-Ku
                                                Tokyo, Japan 105-8579

Research Fund                                   The Hebrew Immigrant Aid Society                                          12.66%
                                                Other Endowment
                                                200 Newport Avenue Ext.
                                                Quincy, MA 02171-2102

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APPENDIX D
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    INVESTMENT TECHNIQUES, PRACTICES
    AND RISKS
    Set forth below is a description of investment techniques and practices which the Funds may generally use in pursuing their investment objectives and investment policies, and the risks associated with these investment techniques and practices.

    INVESTMENT TECHNIQUES AND PRACTICES
    DEBT SECURITIES
    To the extent a Fund invests in the following types of debt securities, its net asset value may change as the general levels of interest rates fluctuate. When interest rates decline, the value of debt securities can be expected to rise. Conversely, when interest rates rise, the value of debt securities can be expected to decline. A Fund's investments in debt securities with longer terms to maturity are subject to greater volatility than a Fund's shorter-term obligations. Debt securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

    ASSET-BACKED SECURITIES: A Fund may purchase the following types of asset-backed securities:

      COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH
    SECURITIES: A Fund may invest a portion of its assets in CMOs, which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (such collateral referred to collectively as "Mortgage Assets"). Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities.

      Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting of interest payments or principal payments.

      A Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.

      CORPORATE ASSET-BACKED SECURITIES: A Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. These securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

      Corporate asset-backed securities are backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

      MORTGAGE PASS-THROUGH SECURITIES: A Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to a Fund may be different than the quoted yield on the securities. Mortgage premiums generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities. In the event of an increase in interest rates which results in a decline in mortgage prepayments, the anticipated maturity of mortgage pass-through securities held by a Fund may increase, effectively changing a security which was considered short or intermediate-term at the time of purchase into a long-term security. Long- term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

      Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association ("GNMA")); or guaranteed by agencies or instrumentalities of the U.S. Government (such as the Federal National Mortgage Association "FNMA") or the Federal Home Loan Mortgage Corporation, ("FHLMC") which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

      Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by the GNMA) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

      The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration ("FHA") insured or Veterans Administration ("VA") guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-through securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

      Government-related guarantors (i.e., whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

      FHLMC is also a government-sponsored corporation owned by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) for FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

      Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may also buy mortgage-related securities without insurance or guarantees.

      STRIPPED MORTGAGE-BACKED SECURITIES: A Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan institutions, mortgage banks, commercial banks and investment banks.

      SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "I0" class) while the other class will receive all of the principal (the principal-only or "P0" class). The yield to maturity on an I0 is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

      CORPORATE SECURITIES: The Fund may invest in debt securities, such as convertible and non-convertible bonds, preferred stock, notes and debentures, issued by corporations, limited partnerships and other similar entities. Investment in securities that are convertible into equity securities and preferred stock have characteristics of equity as well as debt securities, and their value may be dependent in part on the value of the issuer's equity securities. The Fund may also invest in debt securities that are accompanied by warrants which are convertible into the issuer's equity securities, which have similar characteristics. See "Equity Securities" below for a fuller description of convertible securities.

      A Fund may invest in debt and convertible securities rated at least Baa by Moody's or BBB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities. See Appendix D for a description of bond ratings. Securities rated Baa by Moody's or BB by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities.

      A fund may also invest in lower rated bonds, as described under "Lower Rated Bonds" below.

      LOANS AND OTHER DIRECT INDEBTEDNESS: A Fund may purchase loans and other direct indebtedness. In purchasing a loan, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

      These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loan and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which a Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which a Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. A Fund may also purchase trade or other claims against companies, which generally represent money owned by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

      Certain of the loans and the other direct indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

      A Fund's ability to receive payment of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other direct indebtedness which a Fund will purchase, the Adviser will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other direct indebtedness, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Fund from receiving such amounts. In such cases, a Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan for purposes of compliance with applicable law pertaining to the diversification of a Fund's portfolio investments. The highly leveraged nature of many such loans and other direct indebtedness may make such loans and other direct indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to a Fund.

      LOWER RATED BONDS: A Fund may invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P or Fitch IBCA, Duff & Phelps and comparable unrated securities (commonly known as "junk bonds"). See Appendix B for a description of bond ratings. No minimum rating standard is required by a Fund, and the Fund may rely on the rating of any recognized rating agency in the case of securities that receive different ratings from different agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to reflect economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities which react primarily to fluctuations in the general level of interest rates (although these lower rated fixed income securities are also affected by changes in interest rates). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

      While the Adviser may refer to ratings issued by established credit rating agencies, it is not a Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. Where a Fund focuses on lower rated securities, it will not be required to dispose of a lower rated security that subsequently receives a higher rating from a credit rating agency. To the extent a Fund invests in these lower rated securities, the achievement of its investment objectives may be more dependent on the Adviser's own credit analysis than in the case of a fund investing in higher quality fixed income securities. These lower rated securities may also include zero coupon bonds, deferred interest bonds and PIK bonds.

      MUNICIPAL BONDS: A Fund may invest in debt securities issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income tax ("Municipal Bonds"). Municipal Bonds include debt securities which pay interest income that is subject to the alternative minimum tax. A Fund may invest in Municipal Bonds whose issuers pay interest on the Bonds from revenues from projects such as multifamily housing, nursing homes, electric utility systems, hospitals or life care facilities.

      If a revenue bond is secured by payments generated from a project, and the revenue bond is also secured by a lien on the real estate comprising the project, foreclosure by the indenture trustee on the lien for the benefit of the bondholders creates additional risks associated with owning real estate, including environmental risks.

      Housing revenue bonds typically are issued by a state, county or local housing authority and are secured only by the revenues of mortgages originated by the authority using the proceeds of the bond issue. Because of the impossibility of precisely predicting demand for mortgages from the proceeds of such an issue, there is a risk that the proceeds of the issue will be in excess of demand, which would result in early retirement of the bonds by the issuer. Moreover, such housing revenue bonds depend for their repayment upon the cash flow from the underlying mortgages, which cannot be precisely predicted when the bonds are issued. Any difference in the actual cash flow from such mortgages from the assumed cash flow could have an adverse impact upon the ability of the issuer to make scheduled payments of principal and interest on the bonds, or could result in early retirement of the bonds. Additionally, such bonds depend in part for scheduled payments of principal and interest upon reserve funds established from the proceeds of the bonds, assuming certain rates of return on investment of such reserve funds. If the assumed rates of return are not realized because of changes in interest rate levels or for other reasons, the actual cash flow for scheduled payments of principal and interest on the bonds may be inadequate. The financing of multi-family housing projects is affected by a variety of factors, including satisfactory completion of construction within cost constraints, the achievement and maintenance of a sufficient level of occupancy, sound management of the developments, timely and adequate increases in rents to cover increases in operating expenses, including taxes, utility rates and maintenance costs, changes in applicable laws and governmental regulations and social and economic trends.

      Electric utilities face problems in financing large construction programs in inflationary periods, cost increases and delay occasioned by environmental considerations (particularly with respect to nuclear facilities), difficulty in obtaining fuel at reasonable prices, the cost of competing fuel sources, difficulty in obtaining sufficient rate increases and other regulatory problems, the effect of energy conservation and difficulty of the capital market to absorb utility debt.

      Health care facilities include life care facilities, nursing homes and hospitals. Life care facilities are alternative forms of long-term housing for the elderly which offer residents the independence of condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Since the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, in the case of life care facilities, since a portion of housing, medical care and other services may be financed by an initial deposit, there may be risk if the facility does not maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in this process. The facilities may also be affected by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector. Hospital bond ratings are often based on feasibility studies which contain projections of expenses, revenues and occupancy levels. A hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible federal legislation limiting the rates of increase of hospital charges.

      A Fund may invest in municipal lease securities. These are undivided interests in a portion of an obligation in the form of a lease or installment purchase which is issued by state and local governments to acquire equipment and facilities. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. Although the obligations will be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might, in some cases, prove difficult. There are, of course, variations in the security of municipal lease securities, both within a particular classification and between classifications, depending on numerous factors.

      A Fund may also invest in bonds for industrial and other projects, such as sewage or solid waste disposal or hazardous waste treatment facilities. Financing for such projects will be subject to inflation and other general economic factors as well as construction risks including labor problems, difficulties with construction sites and the ability of contractors to meet specifications in a timely manner. Because some of the materials, processes and wastes involved in these projects may include hazardous components, there are risks associated with their production, handling and disposal.

      U.S. GOVERNMENT SECURITIES: A Fund may invest in U.S. Government Securities including (i) U.S. Treasury obligations, all of which are backed by the full faith and credit of the U.S. Government and (ii) U.S. Government Securities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the GNMA; some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association; and some of which are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, e.g., obligations of the FNMA.

      U.S. Government Securities also include interests in trust or other entities representing interests in obligations that are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities.

      VARIABLE AND FLOATING RATE OBLIGATIONS: A Fund may invest in floating or variable rate securities. Investments in floating or variable rate securities normally will involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Bills or the prime rate at a major commercial bank, and that a bondholder can demand payment of the obligations on behalf of a Fund on short notice at par plus accrued interest, which amount may be more or less than the amount the bondholder paid for them. The maturity of floating or variable rate obligations (including participation interests therein) is deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the obligation upon demand or (ii) the period remaining until the obligation's next interest rate adjustment. If not redeemed by a Fund through the demand feature, the obligations mature on a specified date which may range up to thirty years from the date of issuance.

      ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: A Fund may invest in zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations.

    EQUITY SECURITIES
    A Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depositary receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

      A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises and to decrease as the market value of the underlying stock declines. Because its value can be influenced by both interest rate and market movements, a convertible security is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock.

    FOREIGN SECURITIES EXPOSURE
    A Fund may invest in various types of foreign securities, or securities which provide a Fund with exposure to foreign securities or foreign currencies, as discussed below:

    BRADY BONDS: A Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity; the collateralized interest payments; the uncollateralized interest payments; and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

    DEPOSITARY RECEIPTS: A Fund may invest in American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts. ADRs are certificates by a U.S. depositary (usually a bank) and represent a specified quantity of shares of an underlying non- U.S. stock on deposit with a custodian bank as collateral. GDRs and other types of depositary receipts are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a U.S. company. Generally, ADRs are in registered form and are designed for use in U.S. securities markets and GDRs are in bearer form and are designed for use in foreign securities markets. For the purposes of a Fund's policy, if any, to invest a certain percentage of its assets in foreign securities, the investments of the Fund in ADRs, GDRs and other types of depositary receipts are deemed to be investments in the underlying securities.

      ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depositary which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. A Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depositary receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. A Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depositary of an ADR agent bank in foreign country. Simultaneously, the ADR agents create a certificate which settles at a Fund's custodian in five days. A Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly, information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in a foreign currency.

    DOLLAR-DENOMINATED FOREIGN DEBT SECURITIES: A Fund may invest in dollar-denominated foreign debt securities. Investing in dollar-denominated foreign debt represents a greater degree of risk than investing in domestic securities, due to less publicly available information, less securities regulation, war or expropriation. Special considerations may include higher brokerage costs and thinner trading markets. Investments in foreign countries could be affected by other factors including extended settlement periods.

    EMERGING MARKETS: A Fund may invest in securities of government, government-related, supranational and corporate issuers located in emerging markets. Emerging markets include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities, the source of its revenues and location of its assets. Such investments entail significant risks as described below.

    o Company Debt -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a Fund's assets should these conditions recur.

    o Default; Legal Recourse -- A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed income security owned by a Fund defaults, the Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

    o Foreign Currencies -- The securities in which a Fund invests may be denominated in foreign currencies and international currency units and a Fund may invest a portion of its assets directly in foreign currencies. Accordingly, the weakening of these currencies and units against the U.S. dollar may result in a decline in a Fund's asset value.

        Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

    o Inflation -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

    o Liquidity; Trading Volume; Regulatory Oversight -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

    The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities' issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

    The risk also exists that an emergency situation may arise in one or more emerging markets, as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. A Fund may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund's identification of such condition until the date of the SEC action, a Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

    o Sovereign Debt -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceedings by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

        Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

        The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for their exports in currencies other than dollars or non-emerging market currencies, the emerging market issuer's ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

        To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

        Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

    o Withholding -- Income from securities held by a Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which a Fund makes its investments. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to a Fund or to entities in which a Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

    FOREIGN SECURITIES: A Fund may invest in dollar-denominated and non dollar-denominated foreign securities. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country.

      Investing in securities of foreign issuers generally involves risks not ordinarily associated with investing in securities of domestic issuers. These include changes in currency rates, exchange control regulations, securities settlement practices, governmental administration or economic or monetary policy (in the United States or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the United States. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods. As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. Under certain circumstances, such as where the Adviser believes that the applicable exchange rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, a Fund may hold such currencies for an indefinite period of time. While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, such strategy also exposes the Fund to risk of loss if exchange rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by a Fund from the sale or redemption of securities and could reduce the dollar value of interest or dividend payments received. The Fund's investments in foreign securities may also include "privatizations". Privatizations are situations where the government in a given country, including emerging market countries, sells part or all of its stakes in government owned or controlled enterprises. In certain countries, the ability of foreign entities to participate in privatizations may be limited by local law and the terms on which the foreign entities may be permitted to participate may be less advantageous than those afforded local investors.

    FORWARD CONTRACTS
    A Fund may enter into contracts for the purchase or sale of a specific currency at a future date at a price set at the time the contract is entered into (a "Forward Contract"), for hedging purposes (e.g., to protect its current or intended investments from fluctuations in currency exchange rates) as well as for non-hedging purposes.

      A Forward Contract to sell a currency may be entered into where a Fund seeks to protect against an anticipated increase in the exchange rate for a specific currency which could reduce the dollar value of portfolio securities denominated in such currency. Conversely, a Fund may enter into a Forward Contract to purchase a given currency to protect against a projected increase in the dollar value of securities denominated in such currency which the Fund intends to acquire.

      If a hedging transaction in Forward Contracts is successful, the decline in the dollar value of portfolio securities or the increase in the dollar cost of securities to be acquired may be offset, at least in part, by profits on the Forward Contract. Nevertheless, by entering into such Forward Contracts, a Fund may be required to forego all or a portion of the benefits which otherwise could have been obtained from favorable movements in exchange rates. The Funds do not presently intend to hold Forward Contracts entered into until the value date, at which time it would be required to deliver or accept delivery of the underlying currency, but will seek in most instances to close out positions in such Contracts by entering into offsetting transactions, which will serve to fix a Fund's profit or loss based upon the value of the Contracts at the time the offsetting transaction is executed.

      A Fund will also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, a Fund may purchase a given foreign currency through a Forward Contract if, in the judgment of the Adviser, the value of such currency is expected to rise relative to the U.S. dollar. Conversely, a Fund may sell the currency through a Forward Contract if the Adviser believes that its value will decline relative to the dollar.

      A Fund will profit if the anticipated movements in foreign currency exchange rates occur, which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, a Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative and could involve significant risk of loss.

      The use by a Fund of Forward Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    FUTURES CONTRACTS
    A Fund may purchase and sell futures contracts ("Futures Contracts") on stock indices, foreign currencies, interest rates or interest-rate related instruments, indices of foreign currencies or commodities. A Fund may also purchase and sell Futures Contracts on foreign or domestic fixed income securities or indices of such securities including municipal bond indices and any other indices of foreign or domestic fixed income securities that may become available for trading. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument, foreign currency or commodity, or for the making and acceptance of a cash settlement, at a stated time in the future for a fixed price. By its terms, a Futures Contract provides for a specified settlement month in which, in the case of the majority of commodities, interest rate and foreign currency futures contracts, the underlying commodities, fixed income securities or currency are delivered by the seller and paid for by the purchaser, or on which, in the case of index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Futures Contracts call for settlement only on the expiration date and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalents, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable -- a process known as "mark-to-market."

      Purchases or sales of stock index futures contracts are used to attempt to protect a Fund's current or intended stock investments from broad fluctuations in stock prices. For example, a Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of a Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or entirely, offset increases in the cost of securities that a Fund intends to purchase. As such purchases are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities.

      Interest rate Futures Contracts may be purchased or sold to attempt to protect against the effects of interest rate changes on a Fund's current or intended investments in fixed income securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, a Fund might enter into interest rate futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling some of the long-term bonds in a Fund's portfolio. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of a Fund's interest rate futures contracts would increase at approximately the same rate, subject to the correlation risks described below, thereby keeping the net asset value of a Fund from declining as much as it otherwise would have.

      Similarly, if interest rates were expected to decline, interest rate futures contracts may be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Since the fluctuations in the value of the interest rate futures contracts should be similar to that of long-term bonds, a Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash became available or the market had stabilized. At that time, the interest rate futures contracts could be liquidated and a Fund's cash reserves could then be used to buy long-term bonds on the cash market. A Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market in certain cases or at certain times, the use of interest rate futures contracts as a hedging technique may allow a Fund to hedge its interest rate risk without having to sell its portfolio securities.

      A Fund may purchase and sell foreign currency futures contracts for hedging purposes, to attempt to protect its current or intended investments from fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the dollar cost of foreign- denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. A Fund may sell futures contracts on a foreign currency, for example, where it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. In the event such decline occurs, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts.

      Conversely, a Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. Where a Fund purchases futures contracts under such circumstances, however, and the prices of securities to be acquired instead decline, a Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

      The use by a Fund of Futures Contracts also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    INDEXED SECURITIES
    A Fund may purchase securities with principal and/or interest payments whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. A Fund may also purchase indexed deposits with similar characteristics. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other. Certain indexed securities may expose a Fund to the risk of loss of all or a portion of the principal amount of its investment and/or the interest that might otherwise have been earned on the amount invested.

      The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government-sponsored entities.

    INVERSE FLOATING RATE OBLIGATIONS
    A Fund may invest in so-called "inverse floating rate obligations" or "residual interest bonds" or other obligations or certificates relating thereto structured to have similar features. In creating such an obligation, a municipality issues a certain amount of debt and pays a fixed interest rate. Half of the debt is issued as variable rate short term obligations, the interest rate of which is reset at short intervals, typically 35 days. The other half of the debt is issued as inverse floating rate obligations, the interest rate of which is calculated based on the difference between a multiple of (approximately two times) the interest paid by the issuer and the interest paid on the short-term obligation. Under usual circumstances, the holder of the inverse floating rate obligation can generally purchase an equal principal amount of the short term obligation and link the two obligations in order to create long-term fixed rate bonds. Because the interest rate on the inverse floating rate obligation is determined by subtracting the short-term rate from a fixed amount, the interest rate will decrease as the short-term rate increases and will increase as the short-term rate decreases. The magnitude of increases and decreases in the market value of inverse floating rate obligations may be approximately twice as large as the comparable change in the market value of an equal principal amount of long-term bonds which bear interest at the rate paid by the issuer and have similar credit quality, redemption and maturity provisions.

    INVESTMENT IN OTHER INVESTMENT COMPANIES
    A Fund may invest in other investment companies. The total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

      OPEN-END FUNDS. A Fund may invest in open-end investment companies.

      CLOSED-END FUNDS. A Fund may invest in closed-end investment companies. Such investment may involve the payment of substantial premiums above the value of such investment companies' portfolio securities.

    LENDING OF PORTFOLIO SECURITIES
    A Fund may seek to increase its income by lending portfolio securities. Such loans will usually be made only to member firms of the New York Stock Exchange (the "Exchange") (and subsidiaries thereof) and member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, an irrevocable letter of credit or United States ("U.S.") Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will not usually exceed five business days). For the duration of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. A Fund would also receive a fee from the borrower or compensation from the investment of the collateral, less a fee paid to the borrower (if the collateral is in the form of cash). A Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but the Fund would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which can be earned currently from securities loans of this type justifies the attendant risk.

    LEVERAGING TRANSACTIONS
    A Fund may engage in the types of transactions described below, which involve "leverage" because in each case the Fund receives cash which it can invest in portfolio securities and has a future obligation to make a payment. The use of these transactions by a Fund will generally cause its net asset value to increase or decrease at a greater rate than would otherwise be the case. Any investment income or gains earned from the portfolio securities purchased with the proceeds from these transactions which is in excess of the expenses associated from these transactions can be expected to cause the value of a Fund's shares and distributions on a Fund's shares to rise more quickly than would otherwise be the case. Conversely, if the investment income or gains earned from the portfolio securities purchased with proceeds from these transactions fail to cover the expenses associated with these transactions, the value of a Fund's shares is likely to decrease more quickly than otherwise would be the case and distributions thereon will be reduced or eliminated. Hence, these transactions are speculative, involve leverage and increase the risk of owning or investing in the shares of a Fund. These transactions also increase a Fund's expenses because of interest and similar payments and administrative expenses associated with them. Unless the appreciation and income on assets purchased with proceeds from these transactions exceed the costs associated with them, the use of these transactions by a Fund would diminish the investment performance of a Fund compared with what it would have been without using these transactions.

    BANK BORROWINGS: A Fund may borrow money for investment purposes from banks and invest the proceeds in accordance with its investment objectives and policies.

    MORTGAGE "DOLLAR ROLL" TRANSACTIONS: A Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on, and gains from, the investment of the cash proceeds of the initial sale. A Fund may also be compensated by receipt of a commitment fee.

      If the income and capital gains from a Fund's investment of the cash from the initial sale do not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of a Fund compared with what the performance would have been without the use of the dollar rolls. Dollar roll transactions involve the risk that the market value of the securities a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. If the broker/dealer to whom a Fund sells securities becomes insolvent, the Fund's right to purchase or repurchase securities may be restricted. Successful use of mortgage dollar rolls may depend upon the Adviser's ability to correctly predict interest rates and prepayments. There is no assurance that dollar rolls can be successfully employed.

    REVERSE REPURCHASE AGREEMENTS: A Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund will sell securities and receive cash proceeds, subject to its agreement to repurchase the securities at a later date for a fixed price reflecting a market rate of interest. There is a risk that the counter party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund. A Fund will invest the proceeds received under a reverse repurchase agreement in accordance with its investment objective and policies.

    OPTIONS
    A Fund may invest in the following types of options, which involve the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this
    Appendix:

    OPTIONS ON FOREIGN CURRENCIES: A Fund may purchase and write options on foreign currencies for hedging and non-hedging purposes in a manner similar to that in which Futures Contracts on foreign currencies, or Forward Contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

      Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effect of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates. A Fund may write options on foreign currencies for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

      Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow a Fund to hedge such increased cost up to the amount of the premium. Foreign currency options written by a Fund will generally be covered in a manner similar to the covering of other types of options. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and a Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates. The use of foreign currency options for non-hedging purposes, like the use of other types of derivatives for such purposes, presents greater profit potential but also significant risk of loss and could be considered speculative.

    OPTIONS ON FUTURES CONTRACTS: A Fund also may purchase and write options to buy or sell those Futures Contracts in which it may invest ("Options on Futures Contracts") as described above under "Futures Contracts." Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law.

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price up to a stated expiration date or, in the case of certain options, on such date. Upon exercise of the option by the holder, the contract market clearinghouse establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of initial and variation margin deposits. In addition, the writer of an Option on a Futures Contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents a Fund's profit or loss on the transaction.

      Options on Futures Contracts that are written or purchased by a Fund on U.S. exchanges are traded on the same contract market as the underlying Futures Contract, and, like Futures Contracts, are subject to regulation by the Commodity Futures Trading Commission (the "CFTC") and the performance guarantee of the exchange clearinghouse. In addition, Options on Futures Contracts may be traded on foreign exchanges. A Fund may cover the writing of call Options on Futures Contracts (a) through purchases of the underlying Futures Contract, (b) through ownership of the instrument, or instruments included in the index, underlying the Futures Contract, or (c) through the holding of a call on the same Futures Contract and in the same principal amount as the call written where the exercise price of the call held (i) is equal to or less than the exercise price of the call written or
    (ii) is greater than the exercise price of the call written if a Fund owns liquid and unencumbered assets equal to the difference. A Fund may cover the writing of put Options on Futures Contracts (a) through sales of the underlying Futures Contract, (b) through the ownership of liquid and unencumbered assets equal to the value of the security or index underlying the Futures Contract, or (c) through the holding of a put on the same Futures Contract and in the same principal amount as the put written where the exercise price of the put held (i) is equal to or greater than the exercise price of the put written or where the exercise price of the put held (ii) is less than the exercise price of the put written if a Fund owns liquid and unencumbered assets equal to the difference. Put and call Options on Futures Contracts may also be covered in such other manner as may be in accordance with the rules of the exchange on which the option is traded and applicable laws and regulations. Upon the exercise of a call Option on a Futures Contract written by a Fund, a Fund will be required to sell the underlying Futures Contract which, if a Fund has covered its obligation through the purchase of such Contract, will serve to liquidate its futures position. Similarly, where a put Option on a Futures Contract written by a Fund is exercised, a Fund will be required to purchase the underlying Futures Contract which, if a Fund has covered its obligation through the sale of such Contract, will close out its futures position.

      The writing of a call option on a Futures Contract for hedging purposes constitutes a partial hedge against declining prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in a Fund's portfolio holdings. The writing of a put option on a Futures Contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and the changes in the value of its futures positions, a Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

      A Fund may purchase Options on Futures Contracts for hedging purposes instead of purchasing or selling the underlying Futures Contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or in part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call Options on Futures Contracts rather than purchasing the underlying Futures Contracts.

    OPTIONS ON SECURITIES: A Fund may write (sell) covered put and call options, and purchase put and call options, on securities. Call and put options written by a Fund may be covered in the manner set forth below.

      A call option written by a Fund is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration if the Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if a Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or
    (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A put option written by a Fund is "covered" if the Fund owns liquid and unencumbered assets with a value equal to the exercise price, or else holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written or where the exercise price of the put held is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options written by a Fund may also be covered in such other manner as may be in accordance with the requirements of the exchange on which, or the counterparty with which, the option is traded, and applicable laws and regulations. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both, or in the case of a written put option will permit a Fund to write another put option to the extent that the Fund owns liquid and unencumbered assets. Such transactions permit a Fund to generate additional premium income, which will partially offset declines in the value of portfolio securities or increases in the cost of securities to be acquired. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund, provided that another option on such security is not written. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction in connection with the option prior to or concurrent with the sale of the security.

      A Fund will realize a profit from a closing transaction if the premium paid in connection with the closing of an option written by the Fund is less than the premium received from writing the option, or if the premium received in connection with the closing of an option purchased by the Fund is more than the premium paid for the original purchase. Conversely, a Fund will suffer a loss if the premium paid or received in connection with a closing transaction is more or less, respectively, than the premium received or paid in establishing the option position. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option previously written by a Fund is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

      A Fund may write options in connection with buy-and-write transactions; that is, a Fund may purchase a security and then write a call option against that security. The exercise price of the call option a Fund determines to write will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will decline moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between a Fund's purchase price of the security and the exercise price, less related transaction costs. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset in part, or entirely, by the premium received.

      The writing of covered put options is similar in terms of risk/return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received, less related transaction costs. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or retain the option until it is exercised, at which time the Fund will be required to take delivery of the security at the exercise price; a Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price, which could result in a loss. Out-of-the-money, at-the-money and in-the-money put options may be used by a Fund in the same market environments that call options are used in equivalent buy-and-write transactions.

      A Fund may also write combinations of put and call options on the same security, known as "straddles" with the same exercise price and expiration date. By writing a straddle, a Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and a Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

      By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then-current market value, resulting in a capital loss unless the security subsequently appreciates in value. The writing of options on securities will not be undertaken by a Fund solely for hedging purposes, and could involve certain risks which are not present in the case of hedging transactions. Moreover, even where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

      A Fund may also purchase options for hedging purposes or to increase its return. Put options may be purchased to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit a Fund to sell the securities at the exercise price, or to close out the options at a profit. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

      A Fund may also purchase call options to hedge against an increase in the price of securities that a Fund anticipates purchasing in the future. If such increase occurs, the call option will permit a Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by a Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund.

    OPTIONS ON STOCK INDICES: A Fund may write (sell) covered call and put options and purchase call and put options on stock indices. In contrast to an option on a security, an option on a stock index provides the holder with the right but not the obligation to make or receive a cash settlement upon exercise of the option, rather than the right to purchase or sell a security. The amount of this settlement is generally equal to (i) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a call) or is below (in the case of a put) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." A Fund may cover written call options on stock indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration if a Fund owns liquid and unencumbered assets equal to the amount of cash consideration) upon conversion or exchange of other securities in its portfolio. Where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the Fund owns liquid and unencumbered assets equal to the difference. A Fund may cover put options on stock indices by owning liquid and unencumbered assets with a value equal to the exercise price, or by holding a put on the same stock index and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the Fund owns liquid and unencumbered assets equal to the difference. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

      A Fund will receive a premium from writing a put or call option, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, a Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investments. By writing a put option, a Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by a Fund correlate with changes in the value of the index, writing covered put options on indices will increase the Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

      A Fund may also purchase put options on stock indices to hedge its investments against a decline in value. By purchasing a put option on a stock index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Fund's security holdings.

      The purchase of call options on stock indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities the Fund owns.

      The index underlying a stock index option may be a "broad-based" index, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index, the changes in value of which ordinarily will reflect movements in the stock market in general. In contrast, certain options may be based on narrower market indices, such as the Standard & Poor's 100 Index, or on indices of securities of particular industry groups, such as those of oil and gas or technology companies. A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks so included. The composition of the index is changed periodically.

    RESET OPTIONS: In certain instances, a Fund may purchase or write options on U.S. Treasury securities which provide for periodic adjustment of the strike price and may also provide for the periodic adjustment of the premium during the term of each such option. Like other types of options, these transactions, which may be referred to as "reset" options or "adjustable strike" options grant the purchaser the right to purchase (in the case of a call) or sell (in the case of a put), a specified type of U.S. Treasury security at any time up to a stated expiration date (or, in certain instances, on such date). In contrast to other types of options, however, the price at which the underlying security may be purchased or sold under a "reset" option is determined at various intervals during the term of the option, and such price fluctuates from interval to interval based on changes in the market value of the underlying security. As a result, the strike price of a "reset" option, at the time of exercise, may be less advantageous than if the strike price had been fixed at the initiation of the option. In addition, the premium paid for the purchase of the option may be determined at the termination, rather than the initiation, of the option. If the premium for a reset option written by a Fund is paid at termination, the Fund assumes the risk that (i) the premium may be less than the premium which would otherwise have been received at the initiation of the option because of such factors as the volatility in yield of the underlying Treasury security over the term of the option and adjustments made to the strike price of the option, and (ii) the option purchaser may default on its obligation to pay the premium at the termination of the option. Conversely, where a Fund purchases a reset option, it could be required to pay a higher premium than would have been the case at the initiation of the option.

    "YIELD CURVE" OPTIONS: A Fund may also enter into options on the "spread," or yield differential, between two fixed income securities, in transactions referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

      Yield curve options may be used for the same purposes as other options on securities. Specifically, a Fund may purchase or write such options for hedging purposes. For example, a Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. A Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a Fund will be "covered". A call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and owns liquid and unencumbered assets sufficient to cover the Fund's net liability under the two options. Therefore, the Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter and because they have been only recently introduced, established trading markets for these securities have not yet developed.

    REPURCHASE AGREEMENTS
    A Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized primary U.S. Government securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that a Fund purchases and holds through its agent are U.S. Government securities, the values of which are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to a Fund together with the repurchase price on repurchase. In either case, the income to a Fund is unrelated to the interest rate on the Government securities.

      The repurchase agreement provides that in the event the seller fails to pay the amount agreed upon on the agreed upon delivery date or upon demand, as the case may be, a Fund will have the right to liquidate the securities. If at the time a Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, a Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. Each Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, a Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and a Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon collateral.

    SHORT SALES
    A Fund may seek to hedge investments or realize additional gains through short sales. A Fund may make short sales, which are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, a Fund must borrow the security to make delivery to the buyer. A Fund then is obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by a Fund. Until the security is replaced, a Fund is required to repay the lender any dividends or interest which accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A Fund also will incur transaction costs in effecting short sales.

      A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will realize a gain if the price of the security declines between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a Fund may be required to pay in connection with a short sale.

      Whenever a Fund engages in short sales, it identifies liquid and unencumbered assets in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short.

      A Fund may also make short sales "against the box," i.e., when a security identical to one owned by a Fund is borrowed and sold short. If a Fund enters into a short sale against the box, it is required to segregate securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and is required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

    SHORT TERM INSTRUMENTS
    A Fund may hold cash and invest in cash equivalents, such as short-term U.S. Government Securities, commercial paper and bank instruments.

    SWAPS AND RELATED DERIVATIVE INSTRUMENTS
    A Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, including swaps on securities, commodities and indices, and related types of derivatives, such as caps, collars and floors. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security or commodity prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. Under a typical swap, one party may agree to pay a fixed rate or a floating rate determined by reference to a specified instrument, rate or index, multiplied in each case by a specified amount (the "notional amount"), while the other party agrees to pay an amount equal to a different floating rate multiplied by the same notional amount. On each payment date, the obligations of parties are netted, with only the net amount paid by one party to the other. All swap agreements entered into by a Fund with the same counterparty are generally governed by a single master agreement, which provides for the netting of all amounts owed by the parties under the agreement upon the occurrence of an event of default, thereby reducing the credit risk to which such party is exposed.

      Swap agreements are typically individually negotiated and structured to provide exposure to a variety of different types of investments or market factors. Swap agreements may be entered into for hedging or non-hedging purposes and therefore may increase or decrease a Fund's exposure to the underlying instrument, rate, asset or index. Swap agreements can take many different forms and are known by a variety of names. A Fund is not limited to any particular form or variety of swap agreement if the Adviser determines it is consistent with the Fund's investment objective and policies.

      For example, a Fund may enter into an interest rate swap in order to protect against declines in the value of fixed income securities held by the Fund. In such an instance, a Fund would agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty would agree to pay a floating rate multiplied by the same notional amount. If interest rates rise, resulting in a diminution in the value of a Fund's portfolio, a Fund would receive payments under the swap that would offset, in whole or part, such diminution in value. A Fund may also enter into swaps to modify its exposure to particular markets or instruments, such as a currency swap between the U.S. dollar and another currency which would have the effect of increasing or decreasing the Fund's exposure to each such currency. A Fund might also enter into a swap on a particular security, or a basket or index of securities, in order to gain exposure to the underlying security or securities, as an alternative to purchasing such securities. Such transactions could be more efficient or less costly in certain instances than an actual purchase or sale of the securities.

      A Fund may enter into other related types of over-the-counter derivatives, such as "caps", "floors", "collars" and options on swaps, or "swaptions", for the same types of hedging or non-hedging purposes. Caps and floors are similar to swaps, except that one party pays a fee at the time the transaction is entered into and has no further payment obligations, while the other party is obligated to pay an amount equal to the amount by which a specified fixed or floating rate exceeds or is below another rate (multiplied by a notional amount). Caps and floors, therefore, are also similar to options. A collar is in effect a combination of a cap and a floor, with payments made only within or outside a specified range of prices or rates. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into the underlying swap on the agreed-upon terms.

      A Fund will maintain liquid and unencumbered assets to cover its current obligations under swap and other over-the-counter derivative transactions. If a Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain liquid and unencumbered assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will maintain liquid and unencumbered assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

      The most significant factor in the performance of swaps, caps, floors and collars is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Adviser is incorrect in its forecasts of such factors, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness would decline, the value of the swap agreement would be likely to decline, potentially resulting in losses.

      If the counterparty defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Each Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty, but there can be no assurance that it will be able to do so.

      The use by a Fund of swaps and related derivative instruments also involves the risks described under the caption "Special Risk Factors -- Options, Futures, Forwards, Swaps and Other Derivative Transactions" in this Appendix.

    TEMPORARY BORROWINGS
    A Fund may borrow money for temporary purposes (e.g., to meet redemption requests or settle outstanding purchases of portfolio securities).

    TEMPORARY DEFENSIVE POSITIONS
    During periods of unusual market conditions when the Adviser believes that investing for temporary defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of a Fund may be invested in cash (including foreign currency) or cash equivalents, including, but not limited to, obligations of banks (including certificates of deposit, bankers' acceptances, time deposits and repurchase agreements), commercial paper, short-term notes, U.S. Government Securities and related repurchase agreements.

    "WHEN-ISSUED" SECURITIES
    A Fund may purchase securities on a "when-issued" or on a "forward delivery" basis which means that the securities will be delivered to a Fund at a future date usually beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. In general, a Fund does not pay for such securities until received, and does not start earning interest on the securities until the contractual settlement date. While awaiting delivery of securities purchased on such bases, a Fund will identify liquid and unencumbered assets equal to its forward delivery commitment.

    SPECIAL RISK FACTORS -- OPTIONS, FUTURES, FORWARDS, SWAPS AND OTHER DERIVATIVE TRANSACTIONS

    RISK OF IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH A FUND'S
    PORTFOLIO: A Fund's ability effectively to hedge all or a portion of its portfolio through transactions in derivatives, including options, Futures Contracts, Options on Futures Contracts, Forward Contracts, swaps and other types of derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant portion of a Fund's portfolio. In the case of derivative instruments based on an index, the portfolio will not duplicate the components of the index, and in the case of derivative instruments on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such derivatives. The use of derivatives for "cross hedging" purposes (such as a transaction in a Forward Contract on one currency to hedge exposure to a different currency) may involve greater correlation risks. Consequently, a Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation.

      If a Fund purchases a put option on an index and the index decreases less than the value of the hedged securities, a Fund would experience a loss which is not completely offset by the put option. It is also possible that there may be a negative correlation between the index or obligation underlying an option or Futures Contract in which a Fund has a position and the portfolio securities a Fund is attempting to hedge, which could result in a loss on both the portfolio and the hedging instrument. It should be noted that stock index futures contracts or options based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than options or futures based on a broad market index. This is due to the fact that a narrower index is more susceptible to rapid and extreme fluctuations as a result of changes in the value of a small number of securities. Nevertheless, where a Fund enters into transactions in options or futures on narrowly-based indices for hedging purposes, movements in the value of the index should, if the hedge is successful, correlate closely with the portion of the Fund's portfolio or the intended acquisitions being hedged.

      The trading of derivatives for hedging purposes entails the additional risk of imperfect correlation between movements in the price of the derivative and the price of the underlying index or obligation. The anticipated spread between the prices may be distorted due to the differences in the nature of the markets such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the derivatives markets. In this regard, trading by speculators in derivatives has in the past occasionally resulted in market distortions, which may be difficult or impossible to predict, particularly near the expiration of such instruments.

      The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contracts will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the Futures Contract or expiration date of the option approaches.

      Further, with respect to options on securities, options on stock indices, options on currencies and Options on Futures Contracts, a Fund is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder. This could increase the extent of any loss suffered by a Fund in connection with such transactions.

      In writing a covered call option on a security, index or futures contract, a Fund also incurs the risk that changes in the value of the instruments used to cover the position will not correlate closely with changes in the value of the option or underlying index or instrument. For example, where a Fund covers a call option written on a stock index through segregation of securities, such securities may not match the composition of the index, and the Fund may not be fully covered. As a result, a Fund could be subject to risk of loss in the event of adverse market movements.

      The writing of options on securities, options on stock indices or Options on Futures Contracts constitutes only a partial hedge against fluctuations in the value of a Fund's portfolio. When a Fund writes an option, it will receive premium income in return for the holder's purchase of the right to acquire or dispose of the underlying obligation. In the event that the price of such obligation does not rise sufficiently above the exercise price of the option, in the case of a call, or fall below the exercise price, in the case of a put, the option will not be exercised and a Fund will retain the amount of the premium, less related transaction costs, which will constitute a partial hedge against any decline that may have occurred in the Fund's portfolio holdings or any increase in the cost of the instruments to be acquired.

      Where the price of the underlying obligation moves sufficiently in favor of the holder to warrant exercise of the option, however, and the option is exercised, a Fund will incur a loss which may only be partially offset by the amount of the premium it received. Moreover, by writing an option, a Fund may be required to forego the benefits which might otherwise have been obtained from an increase in the value of portfolio securities or other assets or a decline in the value of securities or assets to be acquired. In the event of the occurrence of any of the foregoing adverse market events, a Fund's overall return may be lower than if it had not engaged in the hedging transactions. Furthermore, the cost of using these techniques may make it economically infeasible for a Fund to engage in such transactions.

    RISKS OF NON-HEDGING TRANSACTIONS: A Fund may enter transactions in derivatives for non-hedging purposes as well as hedging purposes. Non-hedging transactions in such instruments involve greater risks and may result in losses which may not be offset by increases in the value of portfolio securities or declines in the cost of securities to be acquired. A Fund will only write covered options, such that liquid and unencumbered assets necessary to satisfy an option exercise will be identified, unless the option is covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations. Nevertheless, the method of covering an option employed by a Fund may not fully protect it against risk of loss and, in any event, a Fund could suffer losses on the option position which might not be offset by corresponding portfolio gains. A Fund may also enter into futures, Forward Contracts or swaps for non-hedging purposes. For example, a Fund may enter into such a transaction as an alternative to purchasing or selling the underlying instrument or to obtain desired exposure to an index or market. In such instances, a Fund will be exposed to the same economic risks incurred in purchasing or selling the underlying instrument or instruments. However, transactions in futures, Forward Contracts or swaps may be leveraged, which could expose a Fund to greater risk of loss than such purchases or sales. Entering into transactions in derivatives for other than hedging purposes, therefore, could expose a Fund to significant risk of loss if the prices, rates or values of the underlying instruments or indices do not move in the direction or to the extent anticipated.

      With respect to the writing of straddles on securities, a Fund incurs the risk that the price of the underlying security will not remain stable, that one of the options written will be exercised and that the resulting loss will not be offset by the amount of the premiums received. Such transactions, therefore, create an opportunity for increased return by providing a Fund with two simultaneous premiums on the same security, but involve additional risk, since a Fund may have an option exercised against it regardless of whether the price of the security increases or decreases.

    RISK OF A POTENTIAL LACK OF A LIQUID SECONDARY MARKET: Prior to exercise or expiration, a futures or option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. While a Fund will enter into options or futures positions only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular contract at any specific time. In that event, it may not be possible to close out a position held by a Fund, and a Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. Under such circumstances, if a Fund has insufficient cash available to meet margin requirements, it will be necessary to liquidate portfolio securities or other assets at a time when it is disadvantageous to do so. The inability to close out options and futures positions, therefore, could have an adverse impact on a Fund's ability effectively to hedge its portfolio, and could result in trading losses.

      The liquidity of a secondary market in a Futures Contract or option thereon may be adversely affected by "daily price fluctuation limits," established by exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures or option positions and requiring traders to make additional margin deposits. Prices have in the past moved to the daily limit on a number of consecutive trading days.

      The trading of Futures Contracts and options is also subject to the risk of trading halts, suspensions, exchange or clearinghouse equipment failures, government intervention, insolvency of a brokerage firm or clearinghouse or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

    MARGIN: Because of low initial margin deposits made upon the establishment of a Futures, Forward or swap position (certain of which may require no initial margin deposits) and the writing of an option, such transactions involve substantial leverage. As a result, relatively small movements in the price of the contract can result in substantial unrealized gains or losses. Where a Fund enters into such transactions for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities or other assets held by a Fund or decreases in the prices of securities or other assets a Fund intends to acquire. Where a Fund enters into such transactions for other than hedging purposes, the leverage entailed in the relatively low margin requirements associated with such transactions could expose a Fund to greater risk.

    POTENTIAL BANKRUPTCY OF A CLEARINGHOUSE OR BROKER: When a Fund enters into transactions in exchange-traded futures or options, it is exposed to the risk of the potential bankruptcy of the relevant exchange clearinghouse or the broker through which a Fund has effected the transaction. In that event, a Fund might not be able to recover amounts deposited as margin, or amounts owed to a Fund in connection with its transactions, for an indefinite period of time, and could sustain losses of a portion or all of such amounts. Moreover, the performance guarantee of an exchange clearinghouse generally extends only to its members and a Fund could sustain losses, notwithstanding such guarantee, in the event of the bankruptcy of its broker.

    POSITION LIMITS: The CFTC and the various contract markets have established limits referred to as "speculative position limits" on the maximum net long or net short position which any person may hold or control in a particular futures or option contract. These limitations governing the maximum number of positions on the same side of the market and involving the same underlying instrument which may be held by a single investor, whether acting alone or in concert with others (regardless of whether such contracts are held on the same or different exchanges or held or written in one or more accounts or through one or more brokers). Further, an exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser does not believe that these position limits will have any adverse impact on the strategies for hedging the portfolios of a Fund.

    RISKS OF OPTIONS ON FUTURES CONTRACTS: The amount of risk a Fund assumes when it purchases an Option on a Futures Contract is the premium paid for the option, plus related transaction costs. In order to profit from an option purchased, however, it may be necessary to exercise the option and to liquidate the underlying Futures Contract, subject to the risks of the availability of a liquid offset market described herein. The writer of an Option on a Futures Contract is subject to the risks of commodity futures trading, including the requirement of initial and variation margin payments, as well as the additional risk that movements in the price of the option may not correlate with movements in the price of the underlying security, index, currency or Futures Contract.

    RISKS OF TRANSACTIONS IN FOREIGN CURRENCIES AND OVER-THE-COUNTER DERIVATIVES AND OTHER TRANSACTIONS NOT CONDUCTED ON U.S. EXCHANGES:
    Transactions in Forward Contracts on foreign currencies, as well as futures and options on foreign currencies and transactions executed on foreign exchanges, are subject to all of the correlation, liquidity and other risks outlined above. In addition, however, such transactions are subject to the risk of governmental actions affecting trading in or the prices of currencies underlying such contracts, which could restrict or eliminate trading and could have a substantial adverse effect on the value of positions held by a Fund. Further, the value of such positions could be adversely affected by a number of other complex political and economic factors applicable to the countries issuing the underlying currencies.

      Further, unlike trading in most other types of instruments, there is no systematic reporting of last sale information with respect to the foreign currencies underlying contracts thereon. As a result, the available information on which trading systems will be based may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, events could occur in that market which will not be reflected in the forward, futures or options market until the following day, thereby making it more difficult for a Fund to respond to such events in a timely manner.

      Settlements of exercises of over-the-counter Forward Contracts or foreign currency options generally must occur within the country issuing the underlying currency, which in turn requires traders to accept or make delivery of such currencies in conformity with any U.S. or foreign restrictions and regulations regarding the maintenance of foreign banking relationships, fees, taxes or other charges.

      Unlike transactions entered into by a Fund in Futures Contracts and exchange-traded options, certain options on foreign currencies, Forward Contracts, over-the-counter options on securities, swaps and other over-the-counter derivatives are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain futures exchanges subject to CFTC regulation and on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of Forward Contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

      In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with a Fund. Where no such counterparty is available, it will not be possible to enter into a desired transaction. There also may be no liquid secondary market in the trading of over-the-counter contracts, and a Fund could be required to retain options purchased or written, or Forward Contracts or swaps entered into, until exercise, expiration or maturity. This in turn could limit a Fund's ability to profit from open positions or to reduce losses experienced, and could result in greater losses.

      Further, over-the-counter transactions are not subject to the guarantee of an exchange clearinghouse, and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, the financial institution serving as its counterparty. One or more of such institutions also may decide to discontinue their role as market-makers in a particular currency or security, thereby restricting a Fund's ability to enter into desired hedging transactions. A Fund will enter into an over-the-counter transaction only with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

      Options on securities, options on stock indices, Futures Contracts, Options on Futures Contracts and options on foreign currencies may be traded on exchanges located in foreign countries. Such transactions may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. As a result, many of the risks of over-the-counter trading may be present in connection with such transactions.

      Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (the "OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

      The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange- traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

    POLICIES ON THE USE OF FUTURES AND OPTIONS ON FUTURES CONTRACTS: In order to assure that a Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that a Fund enter into transactions in Futures Contracts, Options on Futures Contracts and Options on Foreign Currencies traded on a CFTC-regulated exchange only (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such non-bona fide hedging positions does not exceed 5% of the liquidation value of a Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts a Fund has entered into, and excluding, in computing such 5%, the in-the-money amount with respect to an option that is in-the-money at the time of purchase.

----------
APPENDIX E
----------


                           DESCRIPTION OF BOND RATINGS

    The ratings of Moody's, Standard & Poor's, and Fitch, IBCA Duff & Phelps represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.

                         MOODY'S INVESTORS SERVICE, INC.

    Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

    A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

    Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

    Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                        STANDARD & POOR'S RATINGS SERVICES

    AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is EXTREMELY STRONG.

    AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is VERY STRONG.

    A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still STRONG.

    BBB: An obligation rated BBB exhibits ADEQUATE protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

    Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

    BB: An obligation rated BB is LESS VULNERABLE to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

    B: An obligation rated B is MORE VULNERABLE to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

    CCC: An obligation rated CCC is CURRENTLY VULNERABLE to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

    CC: An obligation rated CC is CURRENTLY HIGHLY VULNERABLE to nonpayment.

    C: Subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A C rating will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

    D: An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

    PLUS (+) OR MINUS (-) The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                            FITCH IBCA, DUFF & PHELPS

    AAA: Highest credit quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

    AA: Very high credit quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

    A: High credit quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

    BBB: Good credit quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

    Speculative Grade

    BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

    B: Highly speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

    CCC, CC, C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

    DDD, DD, D: Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. DDD obligations have the highest potential for recovery, around 90% - 100% of outstanding amounts and accrued interest. DD indicates expected recoveries in the range of 50%
    - 90% and D the lowest recovery potential, i.e. below 50%.

    NOTES

    "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category, or to categorize below "CCC".

    "NR" indicates that Fitch does not rate the issuer or issue in question.

    "WITHDRAWN": A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

----------
APPENDIX F
----------

All performance quotations are as of June 30, 2002, and are shown before the deduction of taxes.

                                                                           ACTUAL
                                AVERAGE ANNUAL TOTAL RETURNS               30-DAY          30-DAY
                                                                           YIELD           YIELD          CURRENT
                       ----------------------------------------------    (INCLUDING       (WITHOUT      DISTRIBUTION
                           1 YEAR         5 YEARS      LIFE OF FUND*    ANY WAIVERS)    ANY WAIVERS)       RATE+
                         ----------      ----------     ------------    ------------    ------------    ------------
Shares, at net asset value
    Core Equity Fund       (15.29)%           N/A           (5.10)%           N/A             N/A             N/A
    Emerging Equities
      Fund                 (23.71)%           7.96%          17.22%           N/A             N/A             N/A
    International
      Equity Fund           (2.50)%           3.24%           7.40%           N/A             N/A             N/A
    International
      Research Fund           N/A             N/A             N/A             N/A             N/A             N/A
    Large Cap Growth
      Fund                 (26.44)%           N/A          (22.32)%           N/A             N/A             N/A
    Large Cap Value
      Fund                  (6.64)%           0.00%         (6.46)%           N/A             N/A             N/A
    Mid Cap Fund           (49.30)%           4.00%           6.74%           N/A             N/A             N/A
    REIT Fund                17.62%           N/A            17.49%           N/A             N/A             N/A
    Research Fund          (22.69)%           1.32%           4.34%           N/A             N/A             N/A
    ----------------
    *From the commencement of the Fund's investment operations on:

Core Equity Fund                        December 31, 1998
Emerging Equities Fund                  June 16, 1993
International Equity Fund               January 30, 1996
International Research Fund             July 16, 2002
Large Cap Growth Fund                   February 22, 2000
Large Cap Value Fund                    May 1, 2001
Mid Cap Fund                            December 28, 1995
REIT Fund                               December 29, 2000
Research Fund                           May 20, 1996

    +Annualized, based upon the last distribution.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000
(800) 637-2262

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIANS
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, NY 10081

DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
2 Avenue de Lafayette, Boston, MA 02111-1738
Toll free: (800) 637-2262

MAILING ADDRESS:
P.O. Box 1400, Boston, MA 02104-9985

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston MA 02110

MFS(R) INSTITUTIONAL TRUST

500 BOYLSTON STREET
BOSTON, MA 02116

MFS LOGO(R)
INVESTMENT MANAGEMENT

                           MFS(R) Institutional Trust

                      MFS(R) INSTITUTIONAL CORE EQUITY FUND
                   MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
                      MFS(R) INSTITUTIONAL HIGH YIELD FUND
                 MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND
                   MFS(R) INSTITUTIONAL LARGE CAP GROWTH FUND
                    MFS(R) INSTITUTIONAL LARGE CAP VALUE FUND
                    MFS(R) INSTITUTIONAL MID CAP GROWTH FUND
                MFS(R) INSTITUTIONAL REAL ESTATE INVESTMENT FUND
             MFS(R) INSTITUTIONAL INTERNATIONAL RESEARCH EQUITY FUND
                       MFS(R) INSTITUTIONAL RESEARCH FUND

                                     PART C


Item 23.          Exhibits


                     1 Amended and Restated Declaration of Trust, dated January 1, 2002; filed herewith.

                     2 Amended and Restated By-Laws, dated January 1, 2002, as revised September 18, 2002. (2)

                     3   Form of Share Certificate.  (4)

                     4 (a) Investment Advisory Agreement for the Trust,
                           dated January 2, 2002; filed herewith.

                       (b) Sub-Investment Advisory Agreement by and between
                           Massachusetts Financial Services Company and Sun Capital Advisers, Inc. (8)


                     5 (a) Distribution Agreement by and between
                           MFS Institutional Trust and MFS Fund
                           Distributors, Inc., dated June 15, 1994. (5)


                       (b) Dealer Agreement between MFS Fund Distributors, Inc.
                           and a dealer, and the Mutual Fund Agreement
                           between MFS Fund Distributors, Inc. and a bank, effective April 6, 2001. (12)


                     6     Not Applicable.

                     7 (a) Custodian Agreement between the Registrant and State
                           Street Bank and Trust Company, dated
                           July 2, 2001.  (6)

                       (b) Global Custodian Contract between Registrant and
                           Chase Manhattan Bank.  (6)

                     8 (a) Amended and Restated Shareholder
                           Servicing Agent Agreement between Registrant and MFS Service Center, Inc. as Shareholder Servicing Agent dated November 30, 1995. (7)

                       (b) Exchange Privilege Agreement between the MFS
                           Institutional Trust, on behalf of each of its series, and MFS Fund Distributors, Inc., dated July 26, 1995. (7)

                       (c) Dividend Disbursing Agency Agreement between the
                           Registrant and State Street Bank and Trust
                           Company, dated October 31, 1990.  (5)

                       (d) Master Administrative Services Agreement,
                           dated March 1, 1997, as amended and restated
                           April 1, 1999. (10)


                       (e) Exhibit A, as revised May 1, 2002, to the
                           Amended and Restated Master Administrative
                           Services Agreement. (13)


                     9 (a) Opinion and Consent of Counsel, dated
                           October 11, 2000.  (9)


                       (b) Legal Opinion Consent, dated October 24, 2002;
                           filed herewith.

                     10    Consent of Auditors Deloitte & Touche LLP; filed
herewith.


                     11    Not Applicable.

                     12    Investment representation letter from
                           initial shareholder of MFS Institutional
                           Emerging Markets Fixed Income Fund. (1)

                     13    Not Applicable.

                     14    Not Applicable.

                     15    Not Applicable.

                     16 Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act of 1940. (3)


                         Power of Attorney, dated January 1, 2002;
                         filed herewith.
                         Power of Attorney, dated August 1, 2002. (11) Power of Attorney, dated September 18, 2002. (2)

    ---------------------------------

(1) Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A filed with the SEC via EDGAR on May 18, 1995.

(2) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on September 27, 2002.

(3) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 40 filed with the SEC via EDGAR on August 28, 2000.
(4) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.
(5) Incorporated by reference to Post-Effective Amendment No. 9 filed with the SEC via EDGAR on October 27, 1995.
(6) Incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 34 filed with the SEC via EDGAR on July 30, 2001.
(7) Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed with the SEC via EDGAR on February 8, 1996.

(8) Incorporated by reference to Registrant's Post-Effective Amendment No. 21 filed with the SEC via EDGAR on October 29, 2001.(9)Incorporated by reference to Post-Effective Amendment No. 19 to the Registrant's Registration Statement on Form N-1A, filed with the SEC via EDGAR on October 13, 2000.

(10) Incorporated by reference to MFS Series Trust III (File Nos. 2-60491 and 811-2794) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on March 31, 1999.

(11) Incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on August 1, 2002.
(12) Incorporated by reference to MFS Growth Opportunities Fund (File Nos. 2-36431 and 811-2032) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on April 30, 2001.
(13) Incorporated by reference to MFS Government Securities Fund (File Nos. 2-74959 and 811-3327) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on June 26, 2002.


Item 24.          Persons Controlled by or under Common Control with Registrant

                  Not applicable

Item 25.          Indemnification


     Reference is hereby made to (a) Article V of the Amended and Restated Declaration of Trust dated January 1, 2002, incorporated by reference to the Registrant's Post-Effective Amendment No. 23, filed with the SEC via EDGAR on October 28, 2002; and (b) Section 9 of the Shareholder Servicing Agent Agreement, filed with the Registrant's Post-Effective Amendment No. 10 with the SEC via EDGAR on February 8, 1996.


     The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

Item 26.          Business and Other Connections of Investment Adviser


     MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds (except the Vertex Funds mentioned below): Massachusetts Investors Trust; Massachusetts Investors Growth Stock Fund; MFS Growth Opportunities Fund; MFS Government Securities Fund; MFS Government Limited Maturity Fund; MFS Series Trust I (which has 12 series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS Global Asset Allocation Fund, MFS Strategic Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Value Fund, MFS New Discovery Fund, MFS Technology Fund, MFS Research International Fund, MFS Global Telecommunications Fund and MFS Japan Equity
Fund); MFS Series Trust II (which has two series: MFS Emerging Growth Fund and MFS Large Cap Growth Fund); MFS Series Trust III (which has three series: MFS High Income Fund, MFS Municipal High Income Fund and MFS High Yield Opportunities Fund); MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS Mid Cap Growth Fund); MFS Series Trust V (which has five series: MFS Total Return Fund, MFS Research Fund, MFS International New Discovery Fund, MFS International Strategic Growth Fund and MFS International Strategic Value Fund); MFS Series Trust VI (which has three series: MFS Global Total Return Fund, MFS Utilities Fund and MFS Global Equity Fund); MFS Series Trust VII (which has one series: MFS Capital Opportunities Fund); MFS Series Trust VIII (which has three series: MFS Strategic Income Fund, MFS Global Growth Fund and MFS Tax Managed Equity Fund); MFS Series Trust IX (which has eight series: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, MFS Research Bond Fund, MFS Research Bond Fund J, MFS Intermediate Investment Grade Bond Fund, MFS Emerging Opportunities Fund and MFS Large Cap Value Fund; MFS Series Trust X (which has 18 series: MFS Government Mortgage Fund, MFS Emerging Markets Equity Fund, MFS International Growth Fund, MFS International Value Fund, MFS Strategic Value Fund, MFS Emerging Markets Debt Fund, MFS European Equity Fund, MFS New Endeavor Fund, MFS Fundamental Growth Fund, MFS Gemini U.K. Fund, MFS International ADR Fund, MFS Global Conservative Equity Fund, MFS International Core Equity Fund, MFS High Income Advantage Fund, MFS Conservative Allocation Fund, MFS Moderate Allocation Fund, MFS Growth Allocation Fund and MFS Aggressive Growth Allocation Fund); MFS Series Trust XI (which has three series:
MFS Union Standard Equity Fund, Vertex International Fund and MFS Mid Cap Value
Fund); and MFS Municipal Series Trust (which has 16 series: MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund (the "MFS Funds"). The principal business address of each of the MFS Funds is 500 Boylston Street, Boston, Massachusetts 02116.

     MFS also serves as investment adviser of the following open-end Funds: MFS Institutional Trust ("MFSIT") (which has 10 series) and MFS Variable Insurance Trust ("MVI") (which has 15 series). The principal business address of each of the aforementioned funds is 500 Boylston Street, Boston, Massachusetts 02116.

     In addition, MFS serves as investment adviser to the following closed-end funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the MFS Closed-End Funds is 500 Boylston Street, Boston, Massachusetts 02116.

     Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL") (which has 31 series), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, Global Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account (collectively, the "Accounts"). The principal business address of MFS/SL is 500 Boylston Street, Boston, Massachusetts 02116. The principal business address of each of the aforementioned Accounts is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

     The Directors of MFS are John W. Ballen, Kevin R. Parke, Joseph W. Dello Russo, William W. Scott, Martin E. Beaulieu, Robert J. Manning, Richard D. Schmalensee, Donald A. Stewart, C. James Prieur, William W. Stinson and James C. Baillie. Jeffrey L. Shames is the Chairman, Mr. Ballen is Chief Executive Officer, Mr. Parke is President and Chief Investment Officer, Mr. William Scott is Vice Chairman, Mr. Dello Russo is Executive Vice President and Chief Administrative Officer, Mr. Beaulieu is the Director of Global Distribution, Stephen E. Cavan is a Senior Vice President, General Counsel and Secretary of MFS, Robert T. Burns is a Senior Vice President, Associate General Counsel and an Assistant Secretary of MFS, Thomas B. Hastings is a Senior Vice President and Treasurer of MFS, Joseph Lynch is the Assistant Treasurer of MFS and Robert Whelan is a Senior Vice President, Chief Financial Officer and Corporate Controller of MFS.



                  Massachusetts Investors Trust
                  Massachusetts Investors Growth Stock Fund
                  MFS Growth Opportunities Fund
                  MFS Government Securities Fund
                  MFS Government Limited Maturity Fund
                  MFS Series Trust I MFS Series Trust II MFS Series Trust III MFS Series Trust IV MFS Series Trust V MFS Series Trust VI MFS Series Trust VII MFS Series Trust VIII MFS Series Trust IX MFS Series Trust X MFS Series Trust XI MFS Municipal Series Trust MFS Variable Insurance Trust MFS Institutional Trust MFS Municipal Income Trust MFS Multimarket Income Trust
                  MFS Government Markets Income Trust
                  MFS Intermediate Income Trust
                  MFS Charter Income Trust
                  MFS Special Value Trust

     Jeffrey L. Shames is Chairman, John W. Ballen is President, Stephen E. Cavan is the Secretary and Clerk, Richard M. Hisey, a Senior Vice President of MFS, is Treasurer, James O. Yost, Ellen M. Moynihan and Robert R. Flaherty, Vice Presidents of MFS, are the Assistant Treasurers, James R. Bordewick, Jr., Senior Vice President and Associate General Counsel of MFS, is the Assistant Secretary and Assistant Clerk.

     MFS/Sun Life Series Trust

     C. James Prieur, President and Director of Sun Life Assurance Company of Canada, is the President, Stephen E. Cavan is the Secretary and Clerk, Richard
M. Hisey is the Treasurer, James O. Yost, Ellen M. Moynihan and Robert R. Flaherty are the Assistant Treasurers, James R. Bordewick, Jr., is the Assistant Secretary and Assistant Clerk.



                  Money Market Variable Account
                  High Yield Variable Account
                  Capital Appreciation Variable Account
                  Government Securities Variable Account
                  Total Return Variable Account
                  Global Governments Variable Account
                  Managed Sectors Variable Account

     C. James Prieur is the Chairman, President and Member of the Board of Managers, Stephen E. Cavan is the Secretary, Richard M. Hisey is Treasurer, Jim Yost, Ellen M. Moynihan and Robert R. Flaherty are the Assistant Treasurers and James R. Bordewick, Jr., is the Assistant Secretary.

                  MIL Funds
                  MFS Meridian Funds

     Jeffrey L. Shames is Chairman, John A. Brindle, Richard W. S. Baker and William F. Waters are Directors, Stephen E. Cavan is the Secretary, Richard M. Hisey is Treasurer, James O. Yost, Ellen M. Moynihan and Robert R. Flaherty are the Assistant Treasurers, and James R. Bordewick, Jr. is the Assistant Secretary.

     Vertex Investment Management, Inc., a Delaware corporation and a wholly owned subsidiary of MFS, whose principal business address is 500 Boylston Street, Boston, Massachusetts 02116 ("Vertex"), serves as investment adviser to Vertex Contrarian Fund and Vertex International Fund, each a series of MFS Series Trust XI. The principal business address of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

     Jeffrey L. Shames and Kevin R. Parke are Directors. Mr. Shames is also the President. John W. Ballen is Executive Vice President and Chief Investment Officer, John D. Laupheimer is a Senior Vice President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

     MFS International Ltd. ("MIL Bermuda"), a limited liability company organized under the laws of Bermuda and a subsidiary of MFS, whose principal business address is Cedar House, 41 Cedar Avenue, Hamilton HM12 Bermuda, serves as investment adviser to and distributor for MFS American Funds, known as the MFS Funds, SICAV after January 1999 (which has 12 portfolios): U.S. Equity Fund, U.S. Emerging Growth Fund, U.S. High Yield Bond Fund, U.S. Dollar Reserve Fund, U.S. Research Fund, U.S. Strategic Growth Fund, Global Equity Fund, European Equity Fund, European Bond Fund, European High Yield Bond Fund, Value Fund and European Smaller Companies Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg. MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Governments Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian Global Growth Fund, MFS Meridian Money Market Fund, MFS Meridian Global Balanced Fund, MFS Meridian U.S. Equity Fund, MFS Meridian Research Fund, MFS Meridian U.S. High Yield Fund, MFS Meridian Emerging Markets Debt Fund, MFS Meridian Strategic Growth Fund and MFS Meridian Global Asset Allocation Fund, MFS Meridian Value Fund, MFS Meridian Research International Fund and MFS Meridian Research Bond Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

     Jeffrey L. Shames is a Director, Peter Laird is a Director and President, Steven E. Cavan is a Director, Senior Vice President and Secretary, Peter Bubenzner is a Director, Judith Collis is a Director, Robert Whelan is the Treasurer, Robert T. Burns is the Assistant Secretary and Thomas B. Hastings is the Assistant Treasurer.

     MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is Eversheds, Senator House, 85 Queen Victoria Street, London, England EC4V 4JL, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

     Jeffrey L. Shames, John W. Ballen, Peter D. Laird and Stephen E Cavan are the Directors. Mr. Laird is the President, Mr. Cavan is the Secretary, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

     MFS International S.C. LTDA ("MIL Brazil"), a private commercial limited liability quota company organized under the laws of Brazil whose current address is Al Campinas, 1070, 7 andar, Sala 15, Sao Paulo, Sao Paulo, Brazil, is primarily involved in providing market development services to increment the use of MFS products and services in Brazil as well as being a distributor of the MFS Meridian Funds.

     Jeffrey L. Shames, Stephen E. Cavan and Peter D. Laird are Advisory Board Members. Mr. Shames is also the President.

     MFS Institutional Advisors (Australia) Ltd. ("MFSI-Australia"), a private limited company organized under the Corporations Law of New South Wales, Australia whose current address is Level 27, Australia Square, 264 George Street, Sydney, NSW2000, Australia, is involved primarily in investment management and distribution of Australian superannuation unit trusts and acts as an investment adviser to institutional accounts.

     Graham E. Lenzner is the Chairman, Loretta Lenzner, Joe Trainer and Sheldon Rivers are Directors, Stephen E. Cavan is the Secretary, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, and Robert T. Burns is the Assistant Secretary.

     MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI and MFSIT.

     Jeffrey L. Shames is the Chairman, James V. Fitzgerald is the President and Director, Martin E. Beaulieu is a Director, Robert Leo is the Vice Chairman and Executive Vice President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Michael J. Londergan is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

     MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT and MVI.

     Jeffrey L. Shames is the Chairman. Joseph W. Dello Russo and Janet A. Clifford are Directors. Ms. Clifford is also the President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

     MFS Institutional Advisors, Inc. ("MFSI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

     Joseph J. Trainor, Jeffrey L. Shames and John W. Ballen are Directors. Mr. Trainor is also the President, Kevin R. Parke is an Executive Vice President and Managing Director, Lisa M. Jones is an Executive Vice President and Managing Director of Institutional Sales, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

     MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

     Jeffrey L. Shames is the Chairman, Martin E. Beaulieu is the Director, Carol W. Geremia is the President, Robert Whelan is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary and Robert T. Burns is the Assistant Secretary.

     MFS Investment Management K.K. ("MIMKK"), a wholly owned subsidiary of MFS, is a corporation incorporated in Japan. MIMKK, whose address is Kamiyacho-Mori Building, 3-20, Tranomon 4-chome, Minato-ku, Tokyo, Japan, is involved in investment management activities.

     Jeffrey L. Shames is a Director, Ira S. Krolick is a Director and Chief Operating Officer, Peter Laird is a Director and Takafumi Ishii is a Director and Representative Director.

     MFS Heritage Trust Company ("MFS Trust"), a New Hampshire-chartered limited-purpose trust company whose current address is 650 Elm Street, Suite 404, Manchester, NH 03101, provides directed trustee services to retirement plans.

     Stephen E. Cavan, Joseph W. Dello Russo, Janet A. Clifford, Martin E. Beaulieu, Carol W. Geremia, Joseph A. Kosciuszek are Directors. Mr. Cavan is the President, Robert Whelan is the Treasurer and Robert T. Burns is the Clerk.

     MFS Original Research Partners, LLC, a Delaware limited liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street, Boston, Massachusetts 02116, is an adviser to domestic pooled private investment vehicles.

     Jeffrey L. Shames, John W. Ballen, Kevin R. Parke and Joseph J. Trainor are Directors. Mr. Trainor is the President, Robert Whelan is the Treasurer, Stephen
E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

     MFS Original Research Advisors, LLC, a Delaware limited liability company and a wholly owned subsidiary of MFS whose address is 500 Boylston Street, Boston, Massachusetts 02116, is an adviser to offshore pooled private investment vehicles.

     Jeffrey L. Shames, John W. Ballen, Kevin R. Parke and Joseph J. Trainor are Directors. Mr. Trainor is the President, Robert Whelan is the Treasurer, Stephen
E. Cavan is the Secretary, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Assistant Secretary.

     MFS Japan Holdings, LLC, a private limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, MA 02116, is primarily a holding company and is 50% owned by Massachusetts Financial Services Company and 50% owned by Sun Life Financial (Japan), Inc.

     Jeffrey L. Shames, Douglas C. Henck, Peter D. Laird and Donald A. Stewart are Directors.

     Sun Life of Canada (U.S.) Financial Services Holdings, Inc., a company incorporated under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is the direct parent company of Massachusetts Financial Services Company.

     John W. Ballen, Kevin R. Parke, Joseph W. Dello Russo, Jeffrey L. Shames, Eric G. Burns, Donald A. Stewart and C. James Prieur are Directors. Mr. Ballen is the Chairman and Mr. Parke is the Chief Executive Officer & President, Robert Whelan is the Treasurer, Joseph Lynch is the Assistant Treasurer, Robert T. Burns is Secretary and Mitchell C. Freestone is the Assistant Secretary.

     MFS Investment Management (LUX) S.A., a joint stock company organized under the laws of Luxembourg whose registered office is 49, Avenue J.F. Kennedy, L-1855, Kirchberg, Luxembourg, is the management company of the MFS Investment Funds, which has 2 portfolios: MFS Funds-Global Equity Ex-Japan Fund and MFS Funds-Bond Fund.

     Jeffrey L. Shames, John W. Ballen and Kevin R. Parke are Directors.

     New England Streaming Media, LLC, a limited liability company organized under the laws of Delaware whose address is 500 Boylston Street, Boston, Massachusetts 02116, is primarily involved in internet technology.

     Jeffrey L. Shames, John W. Ballen, Joseph W. Dello Russo, Robert Whelan, Jeremiah Potts are Directors. Mr. Potts is the Chief Executive Officer.

     In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

     Donald A. Stewart         Chairman, Sun Life Assurance Company of Canada,
                               Sun Life Centre, 150 King Street West, Toronto,
                               Ontario, Canada (Mr. Stewart is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

     C. James Prieur           President and a Director, Sun Life Assurance
                               Company of Canada, Sun Life Centre, 150 King
                               Street West, Toronto, Ontario, Canada (Mr.
                               Prieur is also an officer and/or Director of various subsidiaries and affiliates of Sun Life)

     William W. Stinson        Director, Sun Life Assurance Company of Canada,
                               Sun Life Centre, 150 King Street West,  Toronto,
                               Ontario, Canada; Director, United Dominion
                               Industries Limited, Charlotte, N.C.; Director,
                               PanCanadian Petroleum Limited, Calgary, Alberta;
                               Director, LWT Services, Inc., Calgary Alberta;
                               Director, Western Star Trucks, Inc., Kelowna,
                               British Columbia; Director, Westshore Terminals
                               Income Fund, Vancouver, British Columbia;
                               Director (until 4/99), Canadian Pacific Ltd.,
                               Calgary, Alberta

     James C. Baillie          Counsel, Torys, Ontario, Canada; Chair,
                               Independent Electricity Market Operator, Ontario,
                               Canada; Chair, Corel Corporation, Ontario,
                               Canada; Director, Sun Life Financial, Ontario
                               Canada; Director, FPI Ltd., Newfoundland, Canada


Item 27.          Distributors

                  (a) Reference is hereby made to Item 26 above.

                  (b) Reference is hereby made to Item 26 above;  the  principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

                  (c) Not applicable.

Item 28.          Location of Accounts and Records

                  The accounts and records of the Registrant are located, in whole or in part, at the office of the Registrant and the following locations:

                         NAME                                  ADDRESS

        Massachusetts Financial Services             500 Boylston Street
          Company (investment adviser)               Boston, MA  02116

        MFS Fund Distributors, Inc.                  500 Boylston Street
          (principal underwriter)                    Boston, MA  02116

        State Street Bank and                        State Street South
          Trust Company (custodian)                  5 - West
                                                     North Quincy, MA  02171

        MFS Service Center, Inc.                     2 Avenue de LaFayette
          (transfer agent)                           Boston, MA  02111-1738

Item 29.          Management Services

                  Not applicable.

Item 30.          Undertakings

                  Not applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 24th day of October 2002.

                               MFS INSTITUTIONAL TRUST

                               By:       JAMES R. BORDEWICK, JR.
                                         ---------------------------------------
                               Name:     James R. Bordewick, Jr.
                               Title:    Assistant Clerk and Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on October 24, 2002.

             SIGNATURE                                               TITLE

JEFFREY L. SHAMES*                                  Chairman and Trustee
---------------------
Jeffrey L. Shames


JOHN W. BALLEN*             President (Principal Executive Officer) and Trustee
---------------------
John W. Ballen


RICHARD M. HISEY*           Principal Financial Officer and Accounting Officer
---------------------
Richard M. Hisey


LAWRENCE H. COHN*           Trustee
---------------------
Lawrence H. Cohn


SIR J. DAVID GIBBONS*       Trustee
---------------------
Sir J. David Gibbons


WILLIAM R. GUTOW*           Trustee
---------------------
William R. Gutow

J. ATWOOD IVES*             Trustee
---------------------
J. Atwood Ives


ABBY M. O'NEILL*            Trustee
---------------------
Abby M. O'Neill


KEVIN R. PARKE*             Trustee
---------------------
Kevin R. Parke


LAWRENCE T. PERERA*         Trustee
---------------------
Lawrence T. Perera


WILLIAM J. POORVU*          Trustee
---------------------
William J. Poorvu


J. DALE SHERRATT*           Trustee
---------------------
J. Dale Sherratt


ELAINE R. SMITH*            Trustee
---------------------
Elaine R. Smith


WARD SMITH*                 Trustee
---------------------
Ward Smith

                    *By:      JAMES R. BORDEWICK, JR.
                              ----------------------------------
                    Name:     James R. Bordewick, Jr.
                                as Attorney-in-fact

                    *Executed by James R. Bordewick, Jr. on behalf of those indicated pursuant to a Power of Attorney dated January 1, 2002; filed herewith; a Power of Attorney dated August 1, 2002, incorporated by reference to MFS Series Trust IX (File Nos. 2-50409 and 811-2464) Post-Effective Amendment No. 44 filed with the SEC via EDGAR on August 1, 2002; and a Power of Attorney dated September 18, 2002, incorporated by reference to MFS Series Trust X (File Nos. 33-1657 and 811-4492) Post-Effective Amendment No. 41 filed with the SEC via EDGAR on September 27, 2002.

                                POWER OF ATTORNEY
                             MFS Institutional Trust

         The undersigned, Trustees and officers of MFS Institutional Trust (the "Registrant"), hereby severally constitute and appoint Jeffrey L. Shames, Stephen E. Cavan, John W. Ballen, Kevin R. Parke, James O. Yost and James R. Bordewick, Jr., and each of them singly, as true and lawful attorneys, with full power to them and each of them to sign for each of the undersigned, in the names of, and in the capacities indicated below, any Registration Statement and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission for the purpose of registering the Registrant as a management investment company under the Investment Company Act of 1940 and/or the shares issued by the Registrant under the Securities Act of 1933 granting unto our said attorneys, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary or desirable to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hand on this 1st day of January, 2002.


JEFFREY L. SHAMES                  Chairman of the Board; Trustee;
---------------------              and Principal Executive Officer
Jeffrey L. Shames


JAMES O. YOST                      Principal Financial and Accounting Officer
---------------------
James O. Yost


JOHN W. BALLEN                     Trustee
---------------------
John W. Ballen


LAWRENCE H. COHN                   Trustee
---------------------
Lawrence H. Cohn


SIR J. DAVID GIBBONS               Trustee
---------------------
Sir J. David Gibbons


WILLIAM R. GUTOW                   Trustee
---------------------
William R. Gutow


J. ATWOOD IVES                     Trustee
---------------------
J. Atwood Ives


ABBY M. O'NEILL                    Trustee
---------------------
Abby M. O'Neill


KEVIN R. PARKE                     Trustee
---------------------
Kevin R. Parke


LAWRENCE T. PERERA                 Trustee
---------------------
Lawrence T. Perera


WILLIAM J. POORVU                  Trustee
---------------------
William J. Poorvu


J. DALE SHERRATT                   Trustee
J. Dale Sherratt


ELAINE R. SMITH                    Trustee
---------------------
Elaine R. Smith


WARD SMITH                          Trustee
---------------------
Ward Smith

                        INDEX TO EXHIBITS


EXHIBIT NO.                   DESCRIPTION OF EXHIBIT                   PAGE NO.

      1              Amended and Restated Declaration of Trust,
                       dated January 1, 2002.

      4   (a)        Investment Advisory Agreement for the Trust,
                       dated January 2, 2002.

      9   (b)        Legal Opinion Consent, dated October 24, 2002.

     10              Consent of Auditors Deloitte & Touche LLP.